                                       Securities Act Registration No. 333-00227
                                       Investment Company Act Reg. No. 811-07493

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                           Pre-Effective Amendment No.                       [ ]


                         Post-Effective Amendment No. 16                     [X]
                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


                              Amendment No. 17 [X]
                        (Check appropriate box or boxes.)


                                   ----------

                            THE HENNESSY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

           7250 Redwood Blvd.
                Suite 200
               Novato, CA                                 94945
(Address of Principal Executive Offices)               (Zip Code)

                                 (800) 966-4354
              (Registrant's Telephone Number, including Area Code)

           Neil J. Hennessy                              Copy to:
        Hennessy Advisors, Inc.                      Richard L. Teigen
          7250 Redwood Blvd.                        Foley & Lardner LLP
               Suite 200                         777 East Wisconsin Avenue
           Novato, CA 94945                     Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):


[ ]  immediately upon filing pursuant to paragraph (b)



[X]  on February 28, 2009 pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a) (1)

[ ]  on (dated) pursuant to paragraph (a) (1)

[ ]  75 days after filing pursuant to paragraph (a) (2)

[ ]  on (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                 HENNESSY FUNDS

                         PROSPECTUS & OVERVIEW OF FUNDS

                               FEBRUARY 27, 2009

                             ORIGINAL CLASS SHARES

                    HENNESSY CORNERSTONE GROWTH FUND (HFCGX)

              HENNESSY CORNERSTONE GROWTH FUND, SERIES II (HENLX)

                         HENNESSY FOCUS 30 FUND (HFTFX)

                    HENNESSY CORNERSTONE VALUE FUND (HFCVX)

                       HENNESSY TOTAL RETURN FUND (HDOGX)

                         HENNESSY BALANCED FUND (HBFBX)

                             (HENNESSY FUNDS LOGO)
                           FORMULAS FOR SMART LIVING

                 1-800-966-4354     O     WWW.HENNESSYFUNDS.COM

    AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE FUNDS OR DETERMINED IF THIS PROSPECTUS IS
ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


HENNESSY EMPLOYS A CONSISTENT AND REPEATABLE INVESTMENT PROCESS, UTILIZING TIME-TESTED, PURELY QUANTITATIVE STOCK SELECTION FORMULAS. OUR PORTFOLIOS ARE TEAM MANAGED BY TENURED ASSET MANAGERS, AND OUR STRATEGIES ARE FULLY DISCLOSED. WE MANAGE OUR FUNDS WITH THE DISCIPLINE AND CONSISTENCY OF AN INDEX FUND, NEVER STRAYING FROM OUR PROVEN FORMULAS. THE RESULT IS THAT EMOTIONS, HUNCHES AND FADS PLAY NO PART IN OUR INVESTMENT DECISIONS. IN SHORT, WE DO NOT TRY TO OUTSMART OR TIME THE MARKET BECAUSE WE DON'T BELIEVE THAT WORKS.



OUR GOAL IS TO PROVIDE PRODUCTS THAT INVESTORS CAN HAVE CONFIDENCE IN, KNOWING THEIR MONEY IS INVESTED AS PROMISED AND MANAGED IN THEIR BEST INTEREST. WE FEEL IT IS CRITICAL FOR OUR CLIENTS TO UNDERSTAND THE STRATEGIES, RISKS AND COSTS OF INVESTING, AS WELL AS THE REWARDS. WITH HENNESSY, THERE ARE NEVER SURPRISES WITH OUR INVESTMENT STRATEGIES.


THE HENNESSY FUNDS PROSPECTUS

ORIGINAL CLASS SHARES

CONTENTS


Summary Information                                                           1

Detailed Descriptions of Fund Investment Objectives, Principal
Investment Strategies and Risks, Performance Information and
Expenses:

     Hennessy Cornerstone Growth Fund                                         2

     Hennessy Cornerstone Growth Fund, Series II                              6

     Hennessy Focus 30 Fund                                                  10

     Hennessy Cornerstone Value Fund                                         14

     Hennessy Total Return Fund                                              18

     Hennessy Balanced Fund                                                  22

Additional Investment Information                                            26

Historical Performance                                                       26

Management of the Funds                                                      30

Shareholder Information

     Pricing of Fund Shares                                                  31

     Account Minimum Investments                                             31

     Market Timing Policy                                                    31

     Telephone Privileges                                                    32

     How to Purchase Shares                                                  32

     Automatic Investment Plan                                               33

     Retirement Plans                                                        34

     How to Sell Shares                                                      34

     How to Exchange Shares                                                  35

     Systematic Cash Withdrawal Program                                      36

     Dividends, Distributions and Taxes                                      36

     Householding                                                            37

Financial Highlights                                                         38


 An investment in a Fund is not a deposit with a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Fund prices will fluctuate and it is possible to lose money.

SUMMARY INFORMATION


This Prospectus contains important information about the Hennessy Funds that you should know before you invest. The Hennessy Funds provide investment choices to satisfy a range of objectives and risk tolerance levels. This Prospectus relates only to the Original Class shares of the Funds (sometimes referred herein as shares).


HENNESSY CORNERSTONE GROWTH FUND (HFCGX)


The Hennessy Cornerstone Growth Fund seeks long-term growth of capital. This Fund invests in 50 growth-oriented stocks selected by the Cornerstone Growth Strategy.(R) The Strategy has historically selected small cap companies, but may also select mid and large cap companies.


HENNESSY CORNERSTONE GROWTH FUND, SERIES II (HENLX)

Like the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Growth Fund, Series II seeks long-term growth of capital and invests in stocks selected by the Cornerstone Growth Strategy.(R) The primary difference between these two funds is that the stocks will be purchased, and the portfolio rebalanced, at different times of the year, which should generate substantially different portfolios.

HENNESSY FOCUS 30 FUND (HFTFX)

The Hennessy Focus 30 Fund seeks long-term growth of capital. This Fund invests in growth-oriented stocks selected by the Focus 30 Formula.(R) The Formula selects 30 mid-cap companies, with market capitalization between $1 and $10 billion.

HENNESSY CORNERSTONE VALUE FUND (HFCVX)

The Hennessy Cornerstone Value Fund seeks total return, consisting of capital appreciation and current income. This Fund invests in 50 large, dividend-paying companies selected by the Cornerstone Value Strategy.(R)

HENNESSY TOTAL RETURN FUND (HDOGX)

The Hennessy Total Return Fund seeks total return, consisting of capital appreciation and current income. This Fund invests in the ten highest dividend-yielding Dow Jones Industrial Average1<F1> stocks (known as the "Dogs of the Dow"), and in U.S. Treasury securities with a maturity of less than one year. Approximately 75% of the Fund's investment return is based on the return of the Dogs of the Dow stocks and approximately 25% of the Fund's investment return is based on the return of U.S. Treasury securities.

HENNESSY BALANCED FUND (HBFBX)


Our most conservative fund, the Hennessy Balanced Fund seeks a combination of capital appreciation and current income. This Fund invests approximately 50% of its assets in the ten highest dividend-yielding Dow Jones Industrial Average1 stocks (known as the "Dogs of the Dow"), but limits exposure to market risk and volatility by investing approximately 50% of its assets in U.S. Treasury securities with a maturity of less than one year.


The following Fund summaries detail each Fund's investment objective, principal investment strategy and risks, performance information and expenses.

1<F1> The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Hennessy Funds or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Hennessy Funds or in the selection of stocks included in the Hennessy Funds and has not approved any information included in this Prospectus.

PRICE-TO-SALES RATIO:
A tool for calculating
a stock's valuation
relative to other
companies. It
is calculated by
dividing a company's
market capitalization
by its most recent
12 months of
sales.

THE MARRIAGE OF
VALUE PLUS MOMENTUM
INVESTING:

Price-to-Sales = Value

Increase in Earnings
and Stock Price =
Momentum

HENNESSY CORNERSTONE
GROWTH FUND (HFCGX)

INVESTMENT STRATEGY


The Fund invests in growth-oriented common stocks by utilizing a highly disciplined, quantitative formula known as the Cornerstone Growth Strategy(R) (the "Growth Strategy"). The Growth Strategy has historically selected small cap companies, but may also select mid and large cap companies. From a universe of stocks with market capitalization exceeding $175 million, the Cornerstone Growth Strategy selects the 50 COMMON STOCKS WITH THE HIGHEST ONE-YEAR PRICE APPRECIATION as of the date of purchase that also meet the following criteria:


     1)   PRICE-TO-SALES RATIO BELOW 1.5


          This value criterion helps to uncover relative bargains. The Growth Strategy uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company's potential value.


     2)   ANNUAL EARNINGS THAT ARE HIGHER THAN THE PREVIOUS YEAR


          While sales may be the best indicator of a company's value, the Growth Strategy considers improved earnings to be a key indicator of a company's financial strength.


     3) POSITIVE STOCK PRICE APPRECIATION, OR RELATIVE STRENGTH, OVER THE PAST THREE AND SIX-MONTH PERIODS

          Historically, relative strength has been one of the most influential variables in predicting which stocks will outperform the market.


     Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. In the event of extreme market volatility, the Manager reserves the right to forego the use of positive three-month and/or six-month positive price appreciation criteria in selecting stocks for the portfolio. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database that have a market capitalization exceeding $175 million. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.1<F2>



     When the Fund began operations, it purchased 50 stocks as dictated by the Cornerstone Growth Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 2% of the portfolio's assets invested in each of 50 stocks. Since then, the Fund has rebalanced its portfolio annually. Using the Growth Strategy, the universe of stocks is re-screened annually, generally in the winter. Stocks meeting the Growth Strategy's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio. The re-screening and rebalance period for the Fund is different than the re-screening and rebalance period for the Hennessy Cornerstone Growth Fund, Series II in an effort to create as different a portfolio of stocks as possible.


                             OBJECTIVE: Long-term growth of capital


     Utilizing the Growth Strategy, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Fund's investment manager, Hennessy Advisors, Inc. (the "Manager"), expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Growth Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.



     Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Growth Strategy as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Growth Strategy.


     FOREIGN SECURITIES. The Fund may invest in foreign securities traded in the U.S. and American Depositary Receipts, or "ADRs," which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks, as described under the following "Principal Risks."

1<F2> With respect to disclosure in this Prospectus relating to S&P Compustat, although S&P Compustat obtains information for inclusion in, or for use in, the Compustat(R) Database from sources that S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the Compustat(R) Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Funds, or any other persons or entity from the use of the Compustat(R) Database. S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Compustat(R) Database. "Standard & Poor's" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. The Funds are not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Funds.

AMERICAN DEPOSITARY
RECEIPTS:

ADRs represent an
ownership interest
in a foreign security
and are traded on
U.S. exchanges. They
are generally issued
by a U.S. bank as a
substitute for direct
ownership of the
foreign security.

PRINCIPAL RISKS

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Cornerstone Growth Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.


FORMULA INVESTING RISK: The Fund will adhere to the Growth Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with the Growth Strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.



SMALL AND MEDIUM SIZED COMPANIES RISK: The Fund invests in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.


FOREIGN SECURITIES RISK: There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

PERFORMANCE


The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Growth Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


TOTAL RETURN:
The return on
an investment
including income
from dividends and
interest as well as
appreciation or
depreciation in the
price of the stock,
less any expenses
and fees incurred.


CALENDAR YEAR TOTAL RETURNS

1999                37.72%
2000                 5.30%
2001                12.14%
2002                -4.71%
2003                45.82%
2004                16.65%
2005                11.96%
2006                10.42%
2007                -2.18%
2008               -43.69%



For the period shown in the bar chart, the Fund's highest quarterly return was 32.04% for the quarter ended December 31, 1999 and the lowest quarterly return was -22.36% for the quarter ended December 31, 2008.



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2008)
                                                                      Since
                                        One       Five      Ten       Inception
                                        Year      Year      Year      (11/1/96)
                                        ----      ----      ----      ---------
HENNESSY CORNERSTONE
  GROWTH FUND

    Return before taxes               -43.69%    -4.50%     6.02%       7.69%

    Return after taxes
      on distributions1<F3>           -43.69%    -6.14%     4.28%       5.75%

    Return after taxes
      on distributions and
      sale of Fund shares1<F3>        -28.40%    -3.20%     5.20%       6.40%

RUSSELL 2000 INDEX2<F4>,4<F6>         -33.79%    -0.93%     3.02%       4.56%

S&P 5003<F5>, 4<F6>                   -37.00%    -2.19%    -1.38%       3.81%



1<F3> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.
2<F4> The Russell 2000 is a widely recognized, unmanaged index of small-cap stocks.
3<F5> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stocks.
4<F6>     Reflects  no  deduction  for  fees,  expenses  or  taxes.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Original Class shares of the Fund.



SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                           None
Maximum deferred sales charge (load)                                       None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                                None
Redemption fee1<F7>                                                        None
Exchange fee                                                               None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                            0.74%
Distribution and Service (12b-1) Fees                                      None
Other Expenses                                                             0.51%
                                                                           -----
    Shareholder Servicing                                            0.10%
    All remaining Other Expenses                                     0.41%
Total Annual Fund Operating Expenses                                       1.25%
                                                                           -----
                                                                           -----



1<F7>     The  transfer  agent charges a fee of $15.00 for each wire redemption.


EXAMPLE


This Example is intended to help you compare the cost of investing in Original Class shares of this Fund with the cost of investing in other mutual funds.



     The Example assumes that you invest $10,000 in Original Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:



HENNESSY CORNERSTONE GROWTH FUND - ORIGINAL CLASS



     One Year     Three Years     Five Years     Ten Years
       $127          $397            $686         $1,511


PRICE-TO-SALES RATIO:
A tool for calculating
a stock's valuation
relative to other
companies. It
is calculated by
dividing a company's
market capitalization
by its most recent
12 months of
sales.

THE MARRIAGE OF
VALUE PLUS MOMENTUM
INVESTING:

Price-to-Sales = Value

Increase in Earnings
and Stock Price =
Momentum

HENNESSY CORNERSTONE
GROWTH FUND, SERIES II (HENLX)

INVESTMENT STRATEGY


The Fund invests in growth-oriented common stocks by utilizing a highly disciplined, quantitative formula known as the Cornerstone Growth Strategy(R). The Growth Strategy has historically selected small-cap companies, but may also select mid and large cap companies. From a universe of stocks with market capitalization exceeding $175 million, the Cornerstone Growth Strategy selects the 50 COMMON STOCKS WITH THE HIGHEST ONE-YEAR PRICE APPRECIATION as of the date of purchase that also meet the following criteria:


     1)   PRICE-TO-SALES RATIO BELOW 1.5


          This value criterion helps to uncover relative bargains. The Growth Strategy uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company's potential value.


     2)   ANNUAL EARNINGS THAT ARE HIGHER THAN THE PREVIOUS YEAR


          While sales may be the best indicator of a company's value, the Growth Strategy considers improved earnings to be a key indicator of a company's financial strength.


     3) POSITIVE STOCK PRICE APPRECIATION, OR RELATIVE STRENGTH, OVER THE PAST THREE AND SIX-MONTH PERIODS

          Historically, relative strength has been one of the most influential variables in predicting which stocks will outperform the market.


     Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. In the event of extreme market volatility, the Manager reserves the right to forego the use of positive three-month and/or six-month positive price appreciation criteria in selecting stocks for the portfolio. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database that have a market capitalization exceeding $175 million. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.



     When the Manager became the investment advisor to the Fund, the Fund purchased 50 stocks as dictated by the Cornerstone Growth Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 2% of the portfolio's assets invested in each of 50 stocks. Using the Growth Strategy, the universe of stocks is re-screened annually, generally in the summer. Stocks meeting the Growth Strategy's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio. The re-screening and rebalance period for the Fund is different than the re-screening and rebalance period of the Hennessy Cornerstone Growth Fund in an effort to create as different a portfolio of stocks as possible.



     Utilizing the Growth Strategy, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Manager, Hennessy Advisors, Inc., expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments


                             OBJECTIVE: Long-term growth of capital


concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Growth Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.



     Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Growth Strategy as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Growth Strategy.


     FOREIGN SECURITIES. The Fund may invest in foreign securities traded in the U.S. and American Depositary Receipts, or "ADRs," which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks, as described under the following "Principal Risks."

AMERICAN DEPOSITARY
RECEIPTS:

ADRs represent an
ownership interest
in a foreign security
and are traded on
U.S. exchanges. They
are generally issued
by a U.S. bank as a
substitute for direct
ownership of the
foreign security.

PRINCIPAL RISKS

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Cornerstone Growth Fund, Series II include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.


FORMULA INVESTING RISK: The Fund will adhere to the Growth Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with the Growth Strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.



SMALL AND MEDIUM SIZED COMPANIES RISK: The Fund invests in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.


FOREIGN SECURITIES RISK: There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

PERFORMANCE


The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Growth Fund, Series II by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


TOTAL RETURN:
The return on
an investment
including income
from dividends and
interest as well as
appreciation or
depreciation in the
price of the stock,
less any expenses
and fees incurred.


CALENDAR YEAR TOTAL RETURNS

2006                 5.23%
2007                -6.45%
2008               -53.80%



For the period shown in the bar chart, the Fund's highest quarterly return was 15.99% for the quarter ended March 31, 2006 and the lowest quarterly return was -27.70% for the quarter ended December 31, 2008.



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2008)
                                                                Since
                                                              Inception
                                                 One Year     (7/1/05)
                                                 --------     --------
HENNESSY CORNERSTONE
  GROWTH FUND, SERIES II

    Return before taxes                          -53.80%       -18.73%

    Return after taxes
      on distributions1<F8>                      -53.80%       -20.64%

    Return after taxes on
      distributions and sale
      of Fund shares1<F8>                        -34.97%       -14.67%

RUSSELL 2000 GROWTH2<F9>, 4<F11>                 -38.54%        -6.11%

S&P 5003<F10>, 4<F11>                            -37.00%        -5.78%



1<F8> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.
2<F9> The Russell 2000 Growth is a widely recognized, unmanaged index of small-cap growth stocks.
3<F10> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stocks.
4<F11>     Reflects  no  deduction  for  fees,  expenses  or  taxes.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Original Class shares of the Fund.



SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                           None
Maximum deferred sales charge (load)                                       None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                                None
Redemption fee1<F12>                                                       None
Exchange fee                                                               None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                           0.74%
Distribution and Service (12b-1) Fees                                      None
Other Expenses                                                            0.63%
                                                                          -----
    Shareholder Servicing                                           0.10%
    All remaining Other Expenses                                    0.53%
Total Annual Fund Operating Expenses                                      1.37%
                                                                          -----
                                                                          -----



1<F12>     The  transfer agent charges a fee of $15.00 for each wire redemption.


EXAMPLE


This Example is intended to help you compare the cost of investing in Original Class shares of this Fund with the cost of investing in other mutual funds.



     The Example assumes that you invest $10,000 in Original Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:



HENNESSY CORNERSTONE GROWTH FUND, SERIES II -
  ORIGINAL CLASS



     One Year     Three Years     Five Years     Ten Years
       $139          $434            $750         $1,646


PRICE-TO-SALES RATIO:
A tool for calculating
a stock's valuation
relative to other
companies. It
is calculated by
dividing a company's
market capitalization
by its most recent
12 months of
sales.

THE MARRIAGE OF
VALUE PLUS MOMENTUM
INVESTING:

Price-to-Sales = Value

Increase in Earnings
and Stock Price =
Momentum

HENNESSY FOCUS 30 FUND (HFTFX)

INVESTMENT STRATEGY

The Fund invests in mid-cap growth-oriented stocks by utilizing a highly disciplined, quantitative formula known as the Focus 30 Formula(R) (the "Formula"). The Formula selects companies with between $1 billion and $10 billion in market value, and excludes American Depositary Receipts, or "ADRs". The Focus 30 Formula selects the 30 COMMON STOCKS WITH THE HIGHEST ONE-YEAR PRICE APPRECIATION as of the date of purchase that also meet the following criteria:

     1)   PRICE-TO-SALES RATIO BELOW 1.5


          This  value  criterion  helps  to  uncover  relative  bargains.  The
          Formula uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company's potential value.


     2)   ANNUAL EARNINGS THAT ARE HIGHER THAN THE PREVIOUS YEAR


          While sales may be the best indicator of a company's value, the Formula considers improved earnings to be a key indicator of a company's financial strength.


     3) POSITIVE STOCK PRICE APPRECIATION, OR RELATIVE STRENGTH, OVER THE PAST THREE AND SIX-MONTH PERIODS.

          Historically, relative strength has been one of the most influential variables in predicting which stocks will outperform the market.


     Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. In the event of extreme market volatility, the Manager reserves the right to forego the use of positive three-month and/or six-month positive price appreciation criteria in selecting stocks for the portfolio. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database that have a market capitalization between $1 and 10 billion. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.


     When the Fund began operations, it purchased 30 stocks as dictated by the Focus 30 Formula, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 3.33% of the portfolio's assets invested in each of 30 stocks. Since then, the Fund has rebalanced its portfolio annually. Using the Formula, the universe of stocks is re-screened annually, generally in the fall. Stocks meeting the Formula's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.


     Utilizing the Formula, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Manager expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or


                             OBJECTIVE: Long-term growth of capital

other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Formula. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.

     Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Formula as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Formula.

PRINCIPAL RISKS

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Focus 30 Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.


FORMULA INVESTING RISK: The Fund will adhere to the Formula during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with the Formula, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.


SMALL AND MEDIUM SIZED COMPANIES RISK: The Fund invests in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

PERFORMANCE


The following performance information provides some indication of the risks of investing in the Hennessy Focus 30 Fund by showing its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


TOTAL RETURN:
The return on
an investment
including income
from dividends and
interest as well as
appreciation or
depreciation in the
price of the stock,
less any expenses
and fees incurred.


CALENDAR YEAR TOTAL RETURNS

2004                14.10%
2005                32.74%
2006                11.91%
2007                 6.69%
2008               -33.10%



For the period shown in the bar chart, the Fund's highest quarterly return was 17.97% for the quarter ended March 31, 2006 and the lowest quarterly return was -22.59% for the quarter ended September 30, 2008.



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2008)
                                                                       Since
                                                 One        Five     Inception
                                                 Year       Year     (9/17/03)
                                                 ----       ----     ---------
HENNESSY FOCUS 30 FUND

    Return before taxes                         -33.10%     3.88%      4.85%

    Return after taxes
      on distributions1<F13>                    -33.10%     2.97%      3.98%

    Return after taxes on
      distributions and sale
      of Fund shares1<F13>                      -21.51%     3.60%      4.43%

S&P MIDCAP 4002<F14>, 4<F16>                    -36.23%    -0.08%      1.75%

S&P 5003<F15>, 4<F16>                           -37.00%    -2.19%     -0.47%



1<F13> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.
2<F14> The S&P Midcap 400 Index is a widely recognized, unmanaged index of mid-cap stocks.
3<F15> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stocks.
4<F16>    Reflects  no  deduction  for  fees,  expenses  or  taxes.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Original Class shares of the Fund.



SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                           None
Maximum deferred sales charge (load)                                       None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                                None
Redemption fee1<F17>                                                       None
Exchange fee     None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                           0.74%
Distribution and Service (12b-1) Fees                                      None
Other Expenses                                                            0.53%
                                                                          -----
    Shareholder Servicing                                           0.10%
    All Remaining Other Expenses                                    0.43%
Total Annual Fund Operating Expenses                                      1.27%
                                                                          -----
                                                                          -----



1<F17>     The  transfer agent charges a fee of $15.00 for each wire redemption.


EXAMPLE


This Example is intended to help you compare the cost of investing in Original Class shares of this Fund with the cost of investing in other mutual funds.



     The Example assumes that you invest $10,000 in Original Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:



HENNESSY FOCUS 30 FUND - ORIGINAL CLASS



     One Year     Three Years     Five Years     Ten Years
       $129          $403            $697         $1,534


DIVIDEND YIELD
is calculated as the
annual dividends
paid by a company
divided by the price
of a share of their
stock.

HENNESSY CORNERSTONE
VALUE FUND (HFCVX)

INVESTMENT STRATEGY


The Fund invests in large, dividend-paying companies by utilizing a highly disciplined, quantitative formula known as the Cornerstone Value Strategy(R) (the "Value Strategy"). The Value Strategy involves the identification of a universe of large, widely-held companies with strong sales and cash flow known as the Market Leaders Universe ("Market Leaders"). From the universe of Market Leaders, the Cornerstone Value Strategy selects the 50 COMMON STOCKS WITH THE HIGHEST DIVIDEND YIELD as of the date of purchase that also meet the following criteria:


     1)    MARKET CAPITALIZATION THAT EXCEEDS THE AVERAGE OF THE DATABASE

     2)    NUMBER OF SHARES OUTSTANDING THAT EXCEEDS THE AVERAGE OF THE DATABASE

     3)    12-MONTH SALES THAT ARE 50% GREATER THAN THE AVERAGE OF THE DATABASE

     4)    CASH FLOW THAT EXCEEDS THE AVERAGE OF THE DATABASE


     Investing professionals often consider a relatively high dividend yield to be a signal that a stock may be undervalued with opportunity for price appreciation. Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database, excluding utility companies. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.



     When the Fund began operations, it purchased 50 stocks as dictated by the Cornerstone Value Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 2% of the portfolio's assets invested in each of 50 stocks. Since then, the Fund has rebalanced its portfolio annually. Using the Value Strategy, the universe of stocks is re-screened annually, generally in the winter. Stocks meeting the Value Strategy's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.



     Utilizing the Value Strategy, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Manager expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Value Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.


                             OBJECTIVE: Total return, consisting of capital
                                        appreciation and current income


     Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Value Strategy as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Value Strategy.


     FOREIGN SECURITIES. The Fund may invest in foreign securities traded in the U.S. and American Depositary Receipts, or "ADRs," which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks, as described under the following "Principal Risks."

AMERICAN DEPOSITARY
RECEIPTS:

ADRs represent an
ownership interest
in a foreign security
and are traded on
U.S. exchanges. They
are generally issued
by a U.S. bank as a
substitute for direct
ownership of the
foreign security.

PRINCIPAL RISKS

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Cornerstone Value Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.


FORMULA INVESTING RISK: The Fund will adhere to the Value Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with the Value Strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.


MEDIUM SIZED COMPANIES RISK: The Fund may invest in medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies.

FOREIGN SECURITIES RISK: There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

PERFORMANCE


The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Value Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


TOTAL RETURN:
The return on
an investment
including income
from dividends and
interest as well as
appreciation or
depreciation in the
price of the stock,
less any expenses
and fees incurred.


CALENDAR YEAR TOTAL RETURNS

1999                 6.01%
2000                 8.77%
2001                 6.60%
2002               -16.03%
2003                28.39%
2004                11.67%
2005                 1.91%
2006                20.14%
2007                 0.59%
2008               -43.07%



For the period shown in the bar chart, the Fund's highest quarterly return was 17.63% for the quarter ended June 30, 2003 and the lowest quarterly return was -22.40% for the quarter ended December 31, 2008.



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2008)
                                                                        Since
                                         One       Five      Ten      Inception
                                         Year      Year      Year     (11/1/96)
                                         ----      ----      ----     --------
HENNESSY CORNERSTONE
  VALUE FUND

    Return before taxes                -43.07%    -4.78%     0.37%      2.04%

    Return after taxes
      on distributions1<F18>           -43.62%    -5.22%    -0.71%      0.88%

    Return after taxes
      on distributions and
      sale of Fund shares1<F18>        -27.29%    -3.87%    -0.11%      1.23%

RUSSELL 1000
  VALUE2<F19>, 4<F21>                  -36.85%    -0.79%     1.36%      5.40%

S&P 5003<F20>, 4<F21>                  -37.00%    -2.19%    -1.38%      3.81%



1<F18> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.
2<F19> The Russell 1000 Value is a widely recognized, unmanaged index of large-cap value stocks.
3<F20> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
4<F21>    Reflects  no  deduction  for  fees,  expenses  or  taxes.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Original Class shares of the Fund.



SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                           None
Maximum deferred sales charge (load)                                       None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                                None
Redemption fee1<F22>                                                       None
Exchange fee                                                               None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                           0.74%
Distribution and Service (12b-1) Fees                                      None
Other Expenses                                                            0.46%
                                                                          -----
    Shareholder Servicing                                           0.10%
    All remaining Other Expenses                                    0.36%
Total Annual Fund Operating Expenses                                      1.20%
                                                                          -----
                                                                          -----



1<F22>     The  transfer agent charges a fee of $15.00 for each wire redemption.


EXAMPLE


This Example is intended to help you compare the cost of investing in Original Class shares of this Fund with the cost of investing in other mutual funds.



     The Example assumes that you invest $10,000 in Original Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:



HENNESSY CORNERSTONE VALUE FUND - ORIGINAL CLASS



     One Year     Three Years     Five Years     Ten Years
       $122          $381            $660         $1,455


DIVIDEND YIELD
is calculated as the
annual dividends
paid by a company
divided by the price
of a share of their
stock.

NEIL HENNESSY
was the first portfolio
manager to utilize
the "Dogs of the
Dow" in a mutual
fund format.2<F24>

HENNESSY TOTAL RETURN FUND (HDOGX)

INVESTMENT STRATEGY


The Fund utilizes an investment strategy known as the "Dogs of the Dow," which involves purchasing the ten highest dividend-yielding stocks in the Dow Jones Industrial Average1<F23> ("DJIA"). Investing professionals often consider a relatively high dividend yield to be a signal that a stock may be undervalued with opportunity for price appreciation.



     The Fund invests approximately 50% of its assets in the ten "Dogs of the Dow" stocks, in roughly equal dollar amounts, and approximately 50% of its assets in U.S. Treasury securities with a maturity of less than one year. The Fund then utilizes a borrowing strategy which allows the Fund's performance to approximate what it would be if the Fund had an asset allocation of roughly 75% Dogs of the Dow stocks and 25% U.S. Treasury securities. The Investment Company Act of 1940 permits mutual funds to borrow up to one-half of their net assets. The Fund typically will borrow money by entering into reverse repurchase agreements secured by its portfolio of U.S. Treasury securities. By utilizing this investment strategy, the Fund attempts to achieve total return that in the long run exceeds that of the DJIA but with lower associated risk.


     Historically, mutual funds have not used the "Dogs of the Dow" investment strategy because they would not satisfy the tax diversification requirements applicable to "regulated investment companies" under the Internal Revenue Code. By investing approximately 50% of total assets in U.S. Treasury securities, the Fund is able to satisfy these tax diversification requirements.

     On numerous dates throughout the year, the Manager will determine the ten highest yielding common stocks in the DJIA by annualizing the last quarterly or semi-annual ordinary dividend declared on each stock and dividing the result by the market value of that stock. The Fund will then purchase those stocks in approximately equal dollar amounts until the next determination of the ten highest yielding DJIA stocks. When the Fund purchases stock, it will also purchase an approximately equal amount of U.S. Treasury securities having a remaining maturity of less than one year. U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury.

     The Fund holds its stock investments for one year, including stocks that are no longer one of the ten highest yielding stocks in the DJIA, stocks that are no longer in the DJIA and stocks received in reorganizations of companies in the DJIA. At the end of the one-year period, the Fund sells any stocks that are no longer one of the ten highest yielding stocks in the DJIA and replaces them with stocks that are. Additionally, it may sell a portion of the stocks which remain in the portfolio so that the rebalanced portion of the portfolio adheres to the Fund's asset allocation strategy.

     In an effort to minimize transaction costs, the Fund may accumulate funds and make purchases in larger blocks to avoid odd lot transactions. However, the Fund will not take a temporary defensive position. The Fund invests accumulated funds in money market instruments (such as U.S. Treasury securities, commercial paper, commercial paper master notes or repurchase agreements) or money market mutual funds.

                             OBJECTIVE: Total return, consisting of capital
                                        appreciation and current income

     When funding redemption requests, the Fund will first utilize any accumulated funds described above. If it is necessary for the Fund to sell portfolio securities to meet redemption requests, it will endeavor to maintain its asset allocation strategy. Again, the Fund may vary the percentage of each issue of common stock sold to avoid odd lot transactions thereby reducing total transaction costs.

1<F23>    The  Dow  Jones  Industrial  Average  is  the  property of Dow Jones &
          Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Hennessy Funds or the Manager. Dow Jones & Company, Inc. has not participated in any way in the creation of the Hennessy Funds or in the selection of stocks included in the Hennessy Funds and has not approved any information included in this Prospectus.
2<F24> "Market Matching Returns with Half the Risk" from Mutual Funds magazine, May 1996.

PRINCIPAL RISKS

Although a portion of the Fund's portfolio is invested in U.S. Treasury securities, there are market and investment risks associated with your investment in the Fund, as there are with any security. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Total Return Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

FORMULA INVESTING RISK: The Fund will adhere to its strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

NON-DIVERSIFICATION RISK: The Fund is non-diversified, meaning it is likely to invest in fewer stocks than a diversified fund. The Fund may be more volatile because each stock in which it invests will have greater impact on the Fund's performance.

BORROWING RISK: The Fund borrows against its investments. Purchasing Treasury/Government securities with borrowed money is an investment technique that increases investment risk because if the securities purchased with borrowed money decline in value, the Fund's losses would be greater than if it had not. Also, the Fund will incur interest costs when it borrows money, which costs may exceed the investment returns it earns on the securities purchased with borrowed money.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Hennessy Total Return Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.

TOTAL RETURN:
The return on
an investment
including income
from dividends and
interest as well as
appreciation or
depreciation in the
price of the stock,
less any expenses
and fees incurred.


CALENDAR YEAR TOTAL RETURNS

1999                 1.80%
2000                 6.86%
2001                -0.25%
2002                -8.69%
2003                22.57%
2004                 2.34%
2005                -0.11%
2006                21.83%
2007                 2.03%
2008               -31.76%



For the period shown on the bar chart, the Fund's highest quarterly return was 14.06% for the quarter ended June 30, 2003 and the lowest quarterly return was -18.41% for the quarter ended December 31, 2008.



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2008)
                                                                         Since
                                          One       Five      Ten      Inception
                                          Year      Year      Year     (7/29/98)
                                          ----      ----      ----     ---------
HENNESSY TOTAL RETURN FUND

    Return before taxes                 -31.76%    -2.81%     0.52%      0.51%

    Return after taxes
      on distributions1<F25>            -32.03%    -3.15%     0.02%     -0.03%

    Return after taxes
      on distributions and
      sale of Fund shares1<F25>         -20.17%    -2.27%     0.30%      0.26%

S&P 5002<F26>, 4<F28>                   -37.00%    -2.19%    -1.38%     -0.42%

DOW JONES
  INDUSTRIAL AVERAGE3<F27>, 4<F28>      -31.93%    -1.12%     1.66%      1.97%

90-DAY U.S.
  TREASURY SECURITY4<F28>, 5<F29>         1.80%     3.10%     3.30%      3.35%



1<F25> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.
2<F26> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
3<F27> The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.
4<F28>    Reflects  no  deductions  for  fees,  expenses  or  taxes.
5<F29> The 90-day U.S. Treasury security most closely approximates the treasury securities held by the Fund because the Fund purchases treasury securities having a maturity of less than one year.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Original Class shares of the Fund.



SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                           None
Maximum deferred sales charge (load)                                       None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                                None
Redemption fee1<F30>                                                       None
Exchange fee                                                               None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                           0.60%
Distribution and Service (12b-1) Fees                                     0.15%
Other Expenses                                                            1.61%
                                                                          -----
    Shareholder Servicing                                           0.10%
    Interest Expense                                                1.16%
    All remaining Other Expenses                                    0.35%
Total Annual Fund Operating Expenses                                      2.36%
                                                                          -----
                                                                          -----



1<F30>     The  transfer agent charges a fee of $15.00 for each wire redemption.


EXAMPLE


This Example is intended to help you compare the cost of investing in Original Class shares of this Fund with the cost of investing in other mutual funds.



     The Example assumes that you invest $10,000 in Original Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:



HENNESSY TOTAL RETURN FUND - ORIGINAL CLASS



     One Year     Three Years     Five Years     Ten Years
       $239          $736           $1,260        $2,696


DIVIDEND YIELD
is calculated as the
annual dividends
paid by a company
divided by the price
of a share of their
stock.

NEIL HENNESSY
was the first portfolio
manager to utilize
the "Dogs of the
Dow" in a mutual
fund format.

HENNESSY BALANCED FUND (HBFBX)

INVESTMENT STRATEGY


The Fund utilizes an investment strategy known as the "Dogs of the Dow," which involves purchasing the ten highest dividend-yielding stocks in the Dow Jones Industrial Average. Investing professionals often consider a relatively high dividend yield to be a signal that a stock may be undervalued with opportunity for price appreciation.



     The Fund invests approximately 50% of its assets in the ten "Dogs of the Dow" stocks, in roughly equal dollar amounts, and approximately 50% of its assets in U.S. Treasury securities with a maturity of less than one year. By utilizing this investment strategy, the Fund attempts to achieve total return that in the long run is similar to that of the DJIA but with half the risk and volatility.


     On numerous dates throughout the year, the Manager will determine the ten highest yielding common stocks in the DJIA by annualizing the last quarterly or semi-annual ordinary dividend declared on each stock and dividing the result by the market value of that stock. The Fund will then purchase those stocks in approximately equal dollar amounts until the next determination of the ten highest yielding DJIA stocks. When the Fund purchases stock, it will also purchase an approximately equal amount of U.S. Treasury securities having a remaining maturity of less than one year. U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury. Because approximately 50% of the Fund's portfolio will always consist of short-term U.S. Treasury securities, it may not perform as well in the long term as a portfolio of stocks, but will have lower volatility.

                             OBJECTIVE: A combination of capital appreciation
                                        and current income

     The Fund holds its stock investments for one year. This includes stocks that are no longer one of the ten highest yielding stocks in the DJIA, stocks that are no longer in the DJIA and stocks received in reorganizations of companies in the DJIA. At the end of the one-year period, the Fund sells any stocks that are no longer one of the ten highest yielding stocks in the DJIA and replaces them with stocks that are. Additionally it may sell a portion of the stocks which remain in the portfolio so that the rebalanced portion of the Fund's portfolio will consist of approximately 50% U.S. Treasury securities and approximately 50% of the ten highest yielding stocks in the DJIA in approximately equal dollar amounts.

     In an effort to minimize transaction costs, the Fund may accumulate funds and make purchases in larger blocks to avoid odd lot transactions. However, the Fund will not take a temporary defensive position. The Fund invests accumulated funds in money market instruments (such as U.S. Treasury securities, commercial paper, commercial paper master notes or repurchase agreements) or money market mutual funds.

     When funding redemption requests, the Fund will first utilize any accumulated funds described above. If it is necessary for the Fund to sell portfolio securities to meet redemption requests, it will endeavor to obtain approximately 50% of the necessary proceeds from the sale of U.S. Treasury securities and 50% from the sale of stocks in proportion to their respective percentages of its total portfolio of stocks. Again, the Fund may vary the percentage of each issue of common stock sold to avoid odd lot transactions thereby reducing total transaction costs.

PRINCIPAL RISKS

Although approximately 50% of the Fund's portfolio is invested in U.S. Treasury securities, there are market and investment risks associated with your investment in the Fund, as there are with any security. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Balanced Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

FORMULA INVESTING RISK: The Fund will adhere to its strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

NON-DIVERSIFICATION RISK: The Fund is non-diversified, meaning it is likely to invest in fewer stocks than a diversified fund. The Fund may be more volatile because each stock in which it invests will have greater impact on the fund's performance.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Hennessy Balanced Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.

TOTAL RETURN:
The return on
an investment
including income
from dividends and
interest as well as
appreciation or
depreciation in the
price of the stock,
less any expenses
and fees incurred.


CALENDAR YEAR TOTAL RETURNS

1999                 1.55%
2000                 4.96%
2001                 0.55%
2002                -4.55%
2003                12.38%
2004                 0.20%
2005                -2.08%
2006                16.03%
2007                 2.65%
2008               -22.76%



For the period shown on the bar chart, the Fund's highest quarterly return was 8.59% for the quarter ended June 30, 2003 and the lowest quarterly return was -12.52% for the quarter ended December 31, 2008.



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2008)
                                                                         Since
                                           One       Five     Ten      Inception
                                           Year      Year     Year     (3/8/96)
                                           ----      ----     ----     --------
HENNESSY BALANCED FUND

    Return before taxes                  -22.76%    -2.03%    0.37%      2.60%

    Return after taxes
      on distributions1<F31>             -23.04%    -2.61%   -0.48%      1.63%

    Return after taxes
      on distributions and
      sale of Fund shares1<F31>          -14.40%    -1.73%    0.06%      1.88%

S&P 5002<F32>, 4<F34>                    -37.00%    -2.19%   -1.38%      4.58%

DOW JONES
  INDUSTRIAL AVERAGE3<F33>, 4<F34>       -31.93%    -1.12%    1.66%      5.90%

90-DAY U.S.
  TREASURY SECURITY4<F34>, 5<F35>          1.80%     3.10%    3.30%      3.68%



1<F31> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.
2<F32> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
3<F33> The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.
4<F34>    Reflects  no  deductions  for  fees,  expenses  or  taxes.
5<F35> The 90-day U.S. Treasury security most closely approximates the treasury securities held by the Fund because the Fund purchases treasury securities having a maturity of less than one year.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Original Class shares of the Fund.



SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                           None
Maximum deferred sales charge (load)                                       None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                                None
Redemption fee1<F36>                                                       None
Exchange fee                                                               None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                           0.60%
Distribution and Service (12b-1) Fees                                     0.15%
Other Expenses                                                            0.81%
                                                                          -----
    Shareholder Servicing                                           0.10%
    All remaining Other Expenses                                    0.71%
Total Annual Fund Operating Expenses                                      1.56%
                                                                          -----
                                                                          -----



1<F36>     The  transfer agent charges a fee of $15.00 for each wire redemption.


EXAMPLE


This Example is intended to help you compare the cost of investing in Original Class shares of this Fund with the cost of investing in other mutual funds.



     The Example assumes that you invest $10,000 in Original Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:



HENNESSY BALANCED FUND - ORIGINAL CLASS



     One Year     Three Years     Five Years     Ten Years
       $159          $493            $850         $1,856


ADDITIONAL INVESTMENT INFORMATION

In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. An investment objective is not a guarantee. None of the Funds take temporary defensive positions. The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds' policies and procedures respecting disclosure of their portfolio holdings.

HISTORICAL PERFORMANCE
OF THE HENNESSY FUNDS' STRATEGIES & FORMULAS


The following charts compare the total return of each of the Hennessy Funds' Strategies and Formulas with the returns of their respective benchmark index for each of the last ten years. The strategies employed by the Cornerstone Growth Fund, Cornerstone Growth Fund, Series II, Cornerstone Value Fund and the Focus 30 Fund are each compared to the Standard & Poor's 500 Composite Stock Price (the "S&P 500"), and the strategies employed by the Total Return Fund and Balanced Fund are each compared to the Dow Jones Industrial Average and the 90-day U.S. Treasury Security. For the Cornerstone Growth Fund, Series II and Focus 30 Fund, the performance is that of a hypothetical portfolio managed in accordance with the dictates of the applicable strategy for the historical periods indicated and the actual performance of the Funds since their inception. For the historical periods, the strategy employed by the Cornerstone Growth Fund, Series II assumes a June 30 rebalance date, and the strategy employed by the Focus 30 Fund assumes a September 30 rebalance date. For the Cornerstone Growth Fund, Cornerstone Value Fund, Total Return Fund and Balanced Fund the performance is the actual performance of these Funds.


     The hypothetical returns have been developed and tested by the Manager, but have not been verified by any third party and are unaudited. The performance information is based on data supplied by the Manager or from statistical services, reports or other sources which the Manager believes are reliable.

     Actual performance of a Fund may differ from the performance of the hypothetical portfolio for the following reasons: the Fund may not be fully invested at all times; not all stocks in the Fund's portfolio may be weighted equally at all times due to appreciation or depreciation in a stock's value; purchases and sales of stocks for the Fund's portfolio are likely to occur between annual rebalancing dates due to cash inflows and outflows (from purchases and redemptions of Fund shares) during the year; the actual rebalancing dates vary slightly from year to year; in managing the Funds, Hennessy Advisors, Inc. may make limited modifications to the strategies or formulas as necessary to comply with federal tax laws; and the returns of the portfolio do not reflect the fees, commission costs or expenses borne by the Fund. The performance of the hypothetical portfolios would have been lower if the fees, commission costs and expenses had been deducted. The actual performance shown (since inception) is net of fees and expenses.

     For the hypothetical portfolios, returns do not represent actual trading or reflect the impact that material economic and market factors might have had on the Manager's decision-making under actual circumstances. However, except as described above, the Manager can presently foresee no circumstance that would cause deviation from the Strategies and Formulas in managing the Funds. The returns set forth below reflect reinvestment of dividends and other earnings. All returns shown reflect reinvestment of dividends and other earnings. Past performance, hypothetical or actual, does not guarantee future results. Average annual return represents the annual rate, which, if earned each year in a multiple year period, would produce the cumulative rate of return over that period.

HENNESSY CORNERSTONE GROWTH FUND1<F37>


                      1999*     2000*    2001*     2002*     2003*     2004*     2005*     2006*     2007*      2008*     Total*
                      <F38>     <F38>    <F38>     <F38>     <F38>     <F38>     <F38>     <F38>     <F38>      <F38>     <F38>
CORNERSTONE GROWTH    37.72%    5.30%    12.14%    -4.71%    45.82%    16.65%    11.96%    10.42%    -2.18%    -43.69%    89.43%
     S&P 500 INDEX    21.04%   -9.10%   -11.89%   -22.10%    28.68%    10.88%     4.91%    15.80%     5.49%    -37.00%     6.71%



GROWTH OF $10,000
                             Cornerstone
                             Growth Fund        S&P 500 Index
                             -----------        -------------
               1998          $10,000.00          $10,000.00
               1999          $13,772.00          $12,104.00
               2000          $14,501.92          $11,002.54
               2001          $16,262.45           $9,694.33
               2002          $15,496.49           $7,551.89
               2003          $22,596.98           $9,717.77
               2004          $26,359.37          $10,775.06
               2005          $29,511.96          $11,304.12
               2006          $32,587.10          $13,090.17
               2007          $31,876.70          $13,808.82
               2008          $17,949.77           $8,699.55



AVERAGE ANNUAL RETURN
                      Cornerstone
                      Growth Fund               S&P 500 Index
                      -----------               -------------
1-Year                  -43.69%                    -37.00%
3-Year                  -15.27%                     -8.36%
5-Year                   -4.50%                     -2.19%
10-Year                   6.02%                     -1.38%



STANDARD DEVIATION
                   Cornerstone
                   Growth Fund                 S&P 500 Index
                   -----------                 -------------
                     23.16%                       19.40%


Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.

HENNESSY CORNERSTONE GROWTH FUND, SERIES II1<F37>


                                                                                   2005**   2006*     2007*      2008*
                       1999      2000     2001       2002      2003      2004      <F39>    <F38>     <F38>      <F38>      Total
CORNERSTONE GROWTH,
          SERIES II    28.26%    14.51%    4.43%    -14.99%    88.84%    18.36%    16.70%    5.23%    -6.45%    -53.80%    101.09%
      S&P 500 INDEX    21.04%    -9.10%  -11.89%    -22.10%    28.68%    10.88%     4.91%   15.80%     5.49%    -37.00%      6.71%



GROWTH OF $10,000
                             Cornerstone
                             Growth Fund,
                              Series II         S&P 500 Index
                             -----------        -------------
              1998           $10,000.00          $10,000.00
              1999           $12,826.00          $12,104.00
              2000           $14,687.05          $11,002.54
              2001           $15,337.69           $9,694.33
              2002           $13,038.57           $7,551.89
              2003           $24,622.03           $9,717.77
              2004           $29,142.64          $10,775.06
              2005           $34,010.16          $11,304.12
              2006           $35,788.89          $13,090.17
              2007           $33,480.51          $13,808.82
              2008           $15,468.00           $8,699.55



AVERAGE ANNUAL RETURN
                      Cornerstone
                      Growth Fund,
                       Series II                S&P 500 Index
                      -----------               -------------
1-Year                  -53.80%                    -37.00%
3-Year                  -23.10%                     -8.36%
5-Year                   -8.88%                     -2.19%
10-Year                   4.46%                     -1.38%



STANDARD DEVIATION
                   Cornerstone
                   Growth Fund,
                    Series II                  S&P 500 Index
                   -----------                 -------------
                     34.21%                       19.40%


Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.

 1<F37>   The hypothetical performance for the Cornerstone Growth, Series
          II Strategy assumes a June 30 rebalance date. The actual performance of the Hennessy Cornerstone Growth Fund differs from that of the Hennessy Cornerstone Growth Fund, Series II primarily because the Hennessy Cornerstone Growth Fund rebalances during the winter, and the Hennessy Cornerstone Growth Fund Series II rebalances during the summer.
 *<F38>   Actual returns of Fund, net of fees and expenses.
**<F39>   For the period from January 1, 2005 through June 30, 2005, returns are hypothetical. For the period from July 1, 2005 through December 31, 2005, returns are based on actual Fund performance.

HENNESSY FOCUS 30 FUND1<F40>


                                                         2003**    2004*     2005*     2006*     2007*     2008*
                  1999      2000      2001      2002     <F42>     <F41>     <F41>     <F41>     <F41>     <F41>      Total
FOCUS 30 FUND     4.44%    18.20%     6.01%     7.89%    37.83%    14.10%    32.74%    11.91%    6.69%    -33.10%    106.72%
S&P 500 INDEX    21.04%    -9.10%   -11.89%   -22.10%    28.68%    10.88%     4.91%    15.80%    5.49%    -37.00%      6.71%



GROWTH OF $10,000
                             Focus 30 Fund         S&P 500 Index
                             -------------         -------------
              1998             $10,000.00           $10,000.00
              1999             $10,444.32           $12,104.00
              2000             $12,345.49           $11,002.54
              2001             $13,088.03            $9,694.33
              2002             $14,120.48            $7,551.89
              2003             $19,462.85            $9,717.77
              2004             $22,207.11           $10,775.06
              2005             $29,477.72           $11,304.12
              2006             $32,988.51           $13,090.17
              2007             $35,195.44           $13,808.82
              2008             $23,545.75            $8,699.55



AVERAGE ANNUAL RETURN
                      Focus 30 Fund              S&P 500 Index
                      -------------              -------------
1-Year                   -33.10%                    -37.00%
3-Year                    -7.22%                     -8.36%
5-Year                     3.88%                     -2.19%
10-Year                    8.94%                     -1.38%



STANDARD DEVIATION
                   Focus 30 Fund                 S&P 500 Index
                   -------------                 -------------
                      18.15%                        19.40%


Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.

HENNESSY CORNERSTONE VALUE FUND


                      1999*     2000*      2001*      2002*    2003*     2004*     2005*    2006*     2007*     2008*     Total*
                      <F41>     <F41>      <F41>      <F41>    <F41>     <F41>     <F41>    <F41>     <F41>     <F41>     <F41>
CORNERSTONE VALUE     6.01%     8.77%      6.60%    -16.03%    28.39%    11.67%    1.91%    20.14%    0.59%    -43.07%    24.98%
    S&P 500 INDEX    21.04%    -9.10%    -11.89%    -22.10%    28.68%    10.88%    4.91%    15.80%    5.49%    -37.00%     6.71%



GROWTH OF $10,000
                             Cornerstone
                             Value Fund          S&P 500 Index
                             -----------         -------------
              1998            $10,000.00          $10,000.00
              1999            $10,601.00          $12,104.00
              2000            $11,530.71          $11,002.54
              2001            $12,291.73           $9,694.33
              2002            $10,321.37           $7,551.89
              2003            $13,251.61           $9,717.77
              2004            $14,798.07          $10,775.06
              2005            $15,080.71          $11,304.12
              2006            $18,117.97          $13,090.17
              2007            $18,224.86          $13,808.82
              2008            $10,375.41           $8,699.55



AVERAGE ANNUAL RETURN
                       Cornerstone
                       Value Fund                S&P 500 Index
                       -----------               -------------
1-Year                   -43.07%                    -37.00%
3-Year                   -11.72%                     -8.36%
5-Year                    -4.78%                     -2.19%
10-Year                    0.37%                     -1.38%



STANDARD DEVIATION
                    Cornerstone
                    Value Fund                  S&P 500 Index
                    -----------                 -------------
                      18.86%                        19.40%


Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.

 1<F40>     The hypothetical performance for the Hennessy Focus 30 Strategy assumes a September 30 rebalance date.
 *<F41>     Actual returns of Fund, net of fees and expenses.
**<F42>     For the period January 1, 2003 through September 16, 2003, returns are hypothetical. For the period September 17, 2003 through December 31, 2003, returns are based on actual Fund performance.

HENNESSY TOTAL RETURN FUND


                      1999*     2000*     2001*     2002*     2003*     2004*     2005*    2006*     2007*     2008*
                      <F43>     <F43>     <F43>     <F43>     <F43>     <F43>     <F43>    <F43>     <F43>     <F43>     Total
TOTAL RETURN FUND     1.80%     6.86%    -0.25%     -8.69%    22.57%    2.34%    -0.11%    21.83%    2.03%    -31.76%    16.62%
       DJIA INDEX    27.21%    -4.85%    -5.44%    -15.01%    28.28%    5.31%     1.72%    19.05%    8.88%    -31.93%    33.22%
      90-DAY U.S.     4.74%     5.96%     4.09%      1.70%     1.07%    1.24%     3.00%     4.76%    4.74%      1.80%    33.10%
TREASURY SECURITY



GROWTH OF $10,000
                                                            90-Day U.S.
                                                             Treasury
                 Total Return Fund      DJIA Index           Security
                 -----------------      ----------          ----------
      1998          $10,000.00          $10,000.00          $10,000.00
      1999          $10,180.00          $12,721.00          $10,473.72
      2000          $10,878.35          $12,104.03          $11,097.69
      2001          $10,851.15          $11,445.57          $11,551.41
      2002           $9,908.19           $9,727.59          $11,748.15
      2003          $12,144.46          $12,478.55          $11,874.38
      2004          $12,428.65          $13,141.17          $12,021.54
      2005          $12,414.97          $13,367.19          $12,382.16
      2006          $15,125.16          $15,913.64          $12,971.55
      2007          $15,432.20          $17,326.78          $13,586.40
      2008          $10,530.94          $11,794.34          $13,830.96



AVERAGE ANNUAL RETURN
                                                            90-Day U.S.
                                                             Treasury
                 Total Return Fund      DJIA Index           Security
                 -----------------      ----------          ----------
1-Year                -31.76%             -31.93%              1.80%
3-Year                 -5.34%              -4.09%              3.76%
5-Year                 -2.81%              -1.12%              3.10%
10-Year                 0.52%               1.66%              3.30%



STANDARD DEVIATION
                                                            90-Day U.S.
                                                             Treasury
                 Total Return Fund      DJIA Index           Security
                 -----------------      ----------          ----------
                      14.50%              17.89%               1.67%


Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.

HENNESSY BALANCED FUND


                      1999*     2000*     2001*     2002*     2003*     2004*     2005*    2006*     2007*     2008*     Total*
                      <F43>     <F43>     <F43>     <F43>     <F43>     <F43>     <F43>    <F43>     <F43>     <F43>     <F43>
    BALANCED FUND     1.55%     4.96%     0.55%     -4.55%    12.38%    0.20%    -2.08%    16.03%    2.65%    -22.76%     8.93%
       DJIA INDEX    27.21%    -4.85%    -5.44%    -15.01%    28.28%    5.31%     1.72%    19.05%    8.88%    -31.93%    33.22%
      90-DAY U.S.     4.74%     5.96%     4.09%      1.70%     1.07%    1.24%     3.00%     4.76%    4.74%      1.80%    33.10%
TREASURY SECURITY



GROWTH OF $10,000
                                                        90-Day U.S.
                                                         Treasury
                 Balanced Fund      DJIA Index           Security
                 -------------      ----------          ----------
      1998         $10,000.00       $10,000.00          $10,000.00
      1999         $10,155.00       $12,721.00          $10,473.72
      2000         $10,658.69       $12,104.03          $11,097.69
      2001         $10,717.31       $11,445.57          $11,551.41
      2002         $10,229.67        $9,727.59          $11,748.15
      2003         $11,496.11       $12,478.55          $11,874.38
      2004         $11,519.10       $13,141.17          $12,021.54
      2005         $11,279.50       $13,367.19          $12,382.16
      2006         $13,087.61       $15,913.64          $12,971.55
      2007         $13,434.43       $17,326.78          $13,586.40
      2008         $10,376.75       $11,794.34          $13,830.96



AVERAGE ANNUAL RETURN
                                                        90-Day U.S.
                                                         Treasury
                 Balanced Fund      DJIA Index           Security
                 -------------      ----------          ----------
1-Year              -22.76%           -31.93%              1.80%
3-Year               -2.74%            -4.09%              3.76%
5-Year               -2.03%            -1.12%              3.10%
10-Year               0.37%             1.66%              3.30%



STANDARD DEVIATION
                                                        90-Day U.S.
                                                         Treasury
                 Balanced Fund      DJIA Index           Security
                 -------------      ----------          ----------
                     9.90%            17.89%               1.67%


Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.


*<F43>     Actual returns of Fund, net of fees and expenses.


MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

Hennessy Advisors, Inc. is the investment manager of each of the Hennessy Funds. The Manager's address is 7250 Redwood Blvd., Suite 200, Novato, CA 94945.

     The Manager has been providing investment advisory services since 1989. The Manager furnishes each Fund with office space and certain administrative services and provides most personnel needed by the Funds.


     Neil J. Hennessy and Frank Ingarra, Jr. are primarily responsible for day-to-day management of the portfolio of each Fund and for developing and executing each Fund's investment program. Mr. Hennessy serves as Chief Investment Officer to the Funds, and has been the President and a Director of the Manager, a registered investment advisor, since its organization in 1989. Mr. Ingarra is Vice President, Co-Portfolio Manager and has been employed by the Manager since 2000.


     The Statement of Additional Information for the Hennessy Funds, which is incorporated by reference into this Prospectus, provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Hennessy Funds.

MANAGEMENT FEE


For its services, each Fund pays the Manager a monthly management fee based upon its average daily net assets. As of the fiscal year ended October 31, 2008, the Funds paid advisory fees as follows:



            FUND                                            ADVISORY FEE
            ----                                            ------------
Hennessy Cornerstone Growth Fund                               0.74%
Hennessy Cornerstone Growth Fund, Series II                    0.74%
Hennessy Focus 30 Fund                                         0.74%
Hennessy Cornerstone Value Fund                                0.74%
Hennessy Total Return Fund                                     0.60%
Hennessy Balanced Fund                                         0.60%


     A discussion regarding the basis for the Board of Directors approving the investment advisory agreements with the Manager is available in the semi-annual report of the Hennessy Funds to shareholders for the most recent period ended April 30.

DISTRIBUTION FEE

The Hennessy Total Return Fund and Hennessy Balanced Fund have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows these two Funds to use up to 0.25% of their average daily net assets to pay sales, distribution and other fees for the sale of their shares and for services provided to investors. Currently, the Board of Directors of The Hennessy Funds, Inc. has approved the payment of up to 0.15% of each of these Fund's average daily net assets as a Rule 12b-1 fee. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING AGREEMENT

Each of the Funds has entered into a Shareholder Servicing Agreement with the Manager. The Servicing Agreement provides that the Manager will provide administrative support services to the Funds consisting of:

     o maintaining an "800" number that current shareholders may call to ask questions about the Funds or their accounts with the Funds;

     o assisting shareholders in processing exchange and redemption requests;

     o assisting shareholders in changing dividend options, account designations and addresses;


     o     responding generally to questions of shareholders;


     o     providing such other similar services as the Funds may request.


     For such services, the Funds each pay an annual service fee to the Manager equal to 0.10% of its average daily net assets. The Institutional Class shares are not subject to any servicing fees.


PAYMENTS TO FINANCIAL INTERMEDIARIES

The Advisor may pay additional compensation (at its own expense and not as an expense of the Funds) to certain brokers, dealers or other financial intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing. These payments may be made to intermediaries that provide shareholder servicing and marketing support. You should ask your financial intermediary for more details about any such payments it receives. Notwithstanding the payments described above, the Advisor is prohibited from considering a broker-dealer's sale of Fund shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is called the net asset value ("NAV"). This is calculated by dividing each Fund's assets, minus its liabilities, by the number of shares outstanding. The NAV of each Fund's shares is normally determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays). Each Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost.

     If market quotations are not available, a Fund will value securities at their fair value pursuant to the procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.

     Each Fund will process purchase and redemption orders received by U.S. Bancorp Fund Services, LLC (the "Transfer Agent") prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. It will process purchase and redemption orders that it receives after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open. If an investor sends a purchase or redemption request to the Funds' corporate address, instead of to its Transfer Agent, the Funds will forward it as promptly as practicable to the Transfer Agent, and the effective date of the purchase or redemption request will be delayed until the purchase or redemption request is received by the Transfer Agent.

     FOR QUESTIONS PLEASE CALL

     THE HENNESSY FUNDS
     1-800-966-4354 or
     1-415-899-1555
     9 A.M. - 7 P.M. Eastern Time
     6 A.M. - 4 P.M. Pacific Time

     US BANK, TRANSFER AGENT FOR THE FUNDS
     1-800-261-6950 or
     1-414-765-4124
     9 A.M. - 8 P.M. Eastern Time
     6 A.M. - 5 P.M. Pacific Time


ORIGINAL CLASS SHARES AND ACCOUNT MINIMUM INVESTMENTS


The minimum initial investment in a Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts ("IRA"). For corporate sponsored retirement plans, there is no minimum initial investment. There is a $100 subsequent investment requirement for all of the Funds. A $100 minimum exists for each additional investment made through the Automatic Investment Plan for all Funds. The Funds may waive the minimum investment requirements from time to time. Investors purchasing the Funds through financial intermediaries' asset based fee programs may have the above minimum investments waived by their intermediary since the intermediary, rather than the Funds, absorbs the increased costs of small purchases.

     The Hennessy Cornerstone Growth, Hennessy Cornerstone Growth, Series II, Hennessy Focus 30 and Hennessy Cornerstone Value Funds each offer an Institutional Class share, and the minimum investment in each is $250,000. Detailed information about the Hennessy Funds Institutional Class shares is included in a separate prospectus, which is available by calling 1-800-966-4354, or 415-899-1555.

MARKET TIMING POLICY


Frequent purchases and redemptions of a Fund's shares by a shareholder may harm other shareholders of that Fund by interfering with efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Funds by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of shares of the Funds.



     The Funds track shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Funds. In considering a shareholder's trading activity, the Funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in any of the Funds. If frequent trading or market timing is detected, the Funds, based on their assessment of the severity of the market timing, shall take one or more of the following actions: (1) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account's ability to transact subscriptions; (2) freeze the account demonstrating the activity from transacting further subscriptions; or (3) close the account demonstrating frequent trading activity. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.


TELEPHONE PRIVILEGES

The Hennessy Funds offer the ability to redeem or exchange shares or purchase additional shares via telephone. If you do not wish to have these telephone privileges on your account, please decline this option in the Account Application. Otherwise, the telephone privileges will be available on your account.

HOW TO PURCHASE SHARES

Shares of the Funds have not been registered for sale outside of the United States. The Funds do not sell shares to non United States citizens. United States citizens living abroad may purchase shares of the Funds only if they have a social security number and a physical address (not a P.O. box) within the United States. The only exception is for United States military with an APO or FPO address.


     You may purchase shares of the Funds by check, wire or Automated Clearing House (ACH) network. The Funds will not accept payment in cash or money orders. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks. In addition, cashiers checks in the amounts of less than $10,000 will not be accepted. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. In addition, the Funds cannot accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.


     The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares. Shares of the Funds have not been registered for sale outside of the United States. The Funds reserve the right to reject any purchase in whole or in part.


     In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds' Anti-Money Laundering Compliance Program. The Funds might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing a P.O. Box will not be accepted, although an alternate mailing address including a P.O. Box may be established. Please contact the Hennessy Funds at 1-800-966-4354 or 1-415-899-1555 if you need additional assistance when completing your application. If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Hennessy Funds reserve the right to close the account within five business days if clarifying information/documentation is not received.


HOW DO I PURCHASE SHARES BY CHECK?

If you are making an initial investment in a Fund, simply complete the appropriate Account Application and mail it with a check, made payable to "Hennessy Funds," to:

FOR REGULAR MAIL DELIVERY:           FOR OVERNIGHT DELIVERY:
Hennessy Funds                       Hennessy Funds
c/o U.S. Bancorp Fund Services       c/o U.S. Bancorp Fund Services
P.O. Box 701                         615 East Michigan St., 3rd Floor
Milwaukee, WI 53201-0701             Milwaukee, WI 53202-5207

     The Hennessy Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase applications or redemption requests does not constitute receipt by the Transfer Agent.

     Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.

     The Transfer Agent will charge a $25.00 fee against a shareholder's account in addition to any loss sustained by a Fund for any payment, check or electronic funds transfer returned to the Transfer Agent.

HOW DO I PURCHASE SHARES BY WIRE?


A completed Account Application must be sent to the Transfer Agent by U.S. mail or overnight courier to one of the addresses listed above prior to wiring funds. If you are making an initial investment in a Fund, please contact the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 between 9:00 A.M. and 8:00 P.M.
Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading to make arrangements with a service representative to submit your completed application via mail, overnight delivery or fax. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. If you are making a subsequent purchase, prior to wiring funds, you should be sure to notify the Transfer Agent. U.S. Bank must receive wired funds prior to the close of regular trading on the NYSE (4:00 P.M. Eastern time/1:00 P.M. Pacific time) to receive same day pricing. Wired funds received after that time will be processed the following day with the following day's pricing. The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.



     All wires should specify the name of the Fund, the name(s) in which the account is registered, the account number and the amount being wired for Original Class shares. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to the Funds.


     To ensure prompt and accurate credit upon receipt of your wire, your bank should transmit immediately available funds by wire in your name to:

HENNESSY FUNDS
c/o U.S. Bank, N.A.       Credit: U.S. Bancorp Fund Services LLC
777 E. Wisconsin Ave.     Account Number: 112-952-137
Milwaukee, WI 53202       Further Credit: Mutual fund name, shareholder
ABA# 075000022            name and account number

CAN I PURCHASE SHARES THROUGH
BROKER-DEALERS?

You may buy, sell and exchange shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or its agent) holds your shares in an omnibus account in the broker's (or its agent's) name, and the broker (or its agent) maintains your individual ownership records. The Manager may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or its agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.


     If you decide to purchase shares through a broker, please carefully review the program materials provided to you by the broker (or its agent), because particular brokers may adopt policies or procedures that are separate from those described in this Prospectus.


     To inquire about an agreement, broker-dealers should call the Funds at 1-800-966-4354 or 1-415-899-1555.

TELEPHONE PURCHASE


You may purchase additional shares of the Hennessy Funds by calling 1-800-261-6950 or 1-414-765-4124. Unless you have elected to decline telephone privileges on your Account Application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be in the amount of $100 or more. If your order is received prior to the close of trading on the NYSE, your shares will be purchased at the net asset value calculated on that date. If an account has more than one owner or authorized person, the Funds will accept telephone instructions form any one owner or authorized person.


AUTOMATIC INVESTMENT PLAN

For your convenience, each Fund offers an Automatic Investment Plan. This plan allows money to be moved from the shareholder's bank account to the shareholder's Fund account on a systematic schedule (e.g., monthly, bimonthly, quarterly or annually) that the shareholder selects. After your initial investment in a Fund, you may authorize that Fund to withdraw amounts of $100 or more.

     If you wish to enroll in this plan, complete the appropriate section on the initial Account Application, or complete the Automatic Investment Plan Application. You may call the Fund at 1-800-966-4354 or 1-415-899-1555 and request an application, or the application can be found at www.hennessyfunds.com. Signed applications should be received by the Transfer Agent at least 15 business days prior to your initial transaction. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. The Funds may terminate or modify this privilege at any time. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-261-6950 or 1-414-765-4124 or in written form five days prior to the effective date.

RETIREMENT PLANS

You may invest in the Funds under the following retirement plans:

     o     Coverdell Education Savings Account

     o     Traditional IRA

     o     Roth IRA

     o     SEP-IRA for sole proprietors, partnerships and corporations

     o     SIMPLE-IRA


     The Hennessy Funds recommend that investors consult with a financial and/or tax advisor regarding IRAs before investing in them. The annual IRA maintenance fee is $15 (capped at $30 per social security number). The fee for a transfer, distribution or recharacterization of an IRA is $25 per transaction. Complete details on fees are outlined in our Individual Retirement Account & Coverdell Education Savings Account Disclosure Statement.


HOW TO SELL SHARES

You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly through the Funds or through your investment representative. Redemptions that are received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day.

HOW DO I SELL SHARES BY MAIL?


You may redeem your shares by sending a written request to the Transfer Agent. After your request is received in "good order," the Fund will redeem your shares at the next NAV. To be in "good order," redemption requests must include the following: (i) the name of your Fund account; (ii) the account number; (iii) the number of Original Class shares of the Fund shares or the dollar value of Original Class shares of the Fund to be redeemed; (iv) any signature guarantees that are required; and (v) any additional documents that might be required for redemptions by corporations, executors, admin-istrators, trustees, guardians or other similar shareholders. In addition, please specify whether proceeds are to be sent by mail, wire or electronic funds transfer through the Automated Clearing House (ACH) network to the bank account that you have designated on your Account Application. If you have an individual retirement account ("IRA") or other retirement plan, you must indicate on your redemption request whether or not to withhold federal income tax, generally 10%. Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding. To add wire instructions to an account at the time of the redemption, a signature guarantee is required. The letter should be signed by all shareholders whose names appear on the account registration. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required. Please see the following section "When are signature guarantees required?"


HOW DO I SELL SHARES BY TELEPHONE?

Unless you have declined telephone privileges on your account, you may redeem all or some of your shares, up to a maximum of $100,000, by calling the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 between 9:00 A.M. and 8:00 P.M.
Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading. Redemption requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day. Telephone redemptions will not be accepted for retirement accounts.


     When you establish telephone privileges, you are authorizing the Funds and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. If an account has more than one owner or authorized person, the Funds will accept telephone instructions form any one owner or authorized person. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.


     Before acting on instructions received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon written notice to shareholders. The Funds may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Funds, continuation of the privilege would be detrimental to the Funds and their shareholders. Such temporary suspension can be without prior notification to shareholders.

     You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under "How Do I Purchase Shares by Check?" above. Your written request for telephone privileges must include the Fund name and account number and must be signed by the registered owner(s) of the account. A signature guarantee may also be required. Please contact the Transfer Agent at 1-800-261-6950 before sending your instruction.

     You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

WHEN ARE SIGNATURE GUARANTEES REQUIRED?

To protect the Funds and their shareholders, a signature guarantee is required in the following situations:

     o The redemption request includes a change of address, or a change of address request was received by the Transfer Agent within the last 30 days;


     o The redemption proceeds are to be payable or sent to any person, address or bank account not on record;


     o     IRA transfer;

     o     When establishing or modifying certain services on the account;

     o     Account ownership is changed;

     o     The redemption request is over $100,000.

     In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

     Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

     The Funds may waive the signature guarantee for employees and affiliates of the Manager, the Distributor (as defined below), the Administrator (as defined below) and family members of the foregoing.

WHEN WILL I RECEIVE MY REDEMPTION PROCEEDS?


Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you did not purchase your shares by wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first. In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.


     If you redeem by phone, payment will usually be made on the next business day. You may have a check sent to you at your address of record, proceeds may be wired to your predetermined bank account, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network to the pre-determined bank account. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds for a complete redemption, or deducted from your remaining balance for a partial redemption, and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires. There is no charge to receive redemption proceeds via the ACH network, however credit may not be available for 2-3 business days.

     Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Funds would do so except in unusual circumstances. If any Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.


CAN MY ACCOUNT BE INVOLUNTARILY REDEEMED?


The Funds may redeem the shares in your account if the value of your account is less than $2,500 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,500 before the Funds make an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $2,500 before the Funds take any action.

HOW TO EXCHANGE SHARES


You may exchange Original Class shares of any Hennessy Fund for shares of any other Hennessy Fund any day the Funds and the NYSE are open for business. Exchange requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day. Please keep in mind the minimum investment of $2,500 for Original Class shares and $250,000 for Institutional Class shares when determining the number of shares you want to exchange. Prior to making an exchange into any other Hennessy Fund, you should obtain and carefully read that Fund's prospectus.



     You may also exchange Original Class shares of any Fund for shares of the First American Prime Obligations Fund, a money market mutual fund not affiliated with the Hennessy Funds or the Manager. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Manager of an investment in the First American Prime Obligations Fund. Prior to making an exchange into the First American Prime Obligations Fund, you should obtain and carefully read that fund's prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555. If you exchange your Fund shares into shares of the First American Prime Obligations Fund, you may establish checkwriting privileges on that money market account. Contact the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 for a checkwriting application and signature card.



     The Funds reserve the right on notice to shareholders to limit the number of exchanges that can be made in any year to avoid excess Fund expenses. The Funds reserve the right to reject any exchange order. The Funds may modify or terminate the exchange privilege upon written notice to shareholders. Each Fund may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.


HOW DO I EXCHANGE SHARES BY MAIL?

You may exchange your Fund shares simply by sending a written request to the Transfer Agent. You should give the name of your Fund account, account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, and the name of the other fund into which the exchange is being made. If you have an existing account with the other fund, you should also give the name and account number for that fund. The letter should be signed by all shareholders whose names appear on the account registration.

HOW DO I EXCHANGE SHARES BY TELEPHONE?


Unless you have declined telephone privileges on your Account Application, you may also exchange Fund shares by calling the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 before the close of regular trading on the NYSE, which presently is 4:00 P.M. Eastern time/1:00 P.M. Pacific time. If you are exchanging shares by telephone, you will be subject to certain identification procedures, which are listed below under "How Do I Sell Shares by Telephone?". If an account has more than one owner or authorized person, the Funds will accept telephone instructions form any one owner or authorized person. Telephone requests for exchanges will not be accepted with respect to shares represented by certificates.


SYSTEMATIC CASH WITHDRAWAL PROGRAM


As another convenience, you may redeem your Original Class shares through the Systematic Cash Withdrawal Program. If you elect this method of redemption, the Fund will send you a check, or you may have the proceeds sent directly to your designated bank account via electronic funds transfer through the Automated Clearing House (ACH) network. The minimum payment amount is $100. You may choose to receive monthly, quarterly or annual payments. Your Fund account must have a value of at least $10,000 in order to participate in this program. The Systematic Cash Withdrawal Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this program at any time by writing to the Transfer Agent five days prior to the next payment. The Systematic Cash Withdrawal Program is not available for redemption of Institutional Class shares.

     A withdrawal involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

DIVIDENDS, DISTRIBUTIONS & TAXES

The Hennessy Cornerstone Growth, Hennessy Cornerstone Growth Fund, Series II, Focus 30 and Cornerstone Value Funds will make distributions of dividends and capital gains, if any, annually, usually in November or December of each year. The Hennessy Total Return and Balanced Funds will make distributions of dividends and net investment income quarterly, usually in March, June, September and December, and will make distributions of capital gains annually, usually in November and December of each year.

     You have three distribution options:

     o Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

     o Cash Dividend Option - Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares.

     o All Cash Option - Both dividend and capital gains distributions will be paid in cash.

     If you elect to receive distributions and or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the current NAV of the applicable fund, and to reinvest all subsequent distributions.

     You may make this election on the Account Application. You may change your election by writing to the Transfer Agent or by calling 1-800-261-6950 or 1-414-765-4124.

     Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

     If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

HOUSEHOLDING


To help keep the Funds' costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.


FINANCIAL HIGHLIGHTS


The following tables are intended to help you understand the financial performance of the Original Class shares of Cornerstone Growth, Cornerstone Growth, Series II, Focus 30, Cornerstone Value, Total Return and Balanced Funds for the periods shown below. Certain information reflects financial results for a single Fund share. The "Total Return" figures show how much your investment would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by KPMG LLP, an independent registered public accounting firm (except the information related to Cornerstone Growth, Series II for the year ended June 30, 2005 and prior years, which was audited by a different independent public accounting firm). Their report and the Funds' financial statements are included in the Annual Report, which is available upon request.


     On July 1, 2005, Hennessy Advisors, Inc. became the investment advisor to the Hennessy Cornerstone Growth Fund, Series II (formerly The Henlopen Fund). The information presented prior to July 1, 2005 for this Fund is intended to help you understand the financial performance of The Henlopen Fund. However, the total returns of The Henlopen Fund are not relevant to investors in the Hennessy Cornerstone Growth Fund, Series II because The Henlopen Fund did not utilize the Cornerstone Growth Strategy.

HENNESSY CORNERSTONE GROWTH FUND


                                                                                                         Period
                                                                                                         Ended
                                                             Year Ended October 31,                   October 31,  Year Ended
                                                 -----------------------------------------------       2004 1,2   September 30,
                                                 2008         2007           2006           2005      <F44><F45>      2004
PER SHARE DATA:
Net asset value, beginning of period            $19.41       $20.77         $19.49         $19.38       $19.08       $17.23
                                                ------       ------         ------         ------       ------       ------
   Income from investment operations:
      Net investment gain (loss)3<F46>           (0.05)       (0.07)         (0.04)         (0.14)       (0.02)       (0.13)
      Net realized and unrealized
        gains (losses) on securities             (8.32)        1.82           2.55           4.13         0.32         1.98
                                                ------       ------         ------         ------       ------       ------
         Total from investment operations        (8.37)        1.75           2.51           3.99         0.30         1.85
                                                ------       ------         ------         ------       ------       ------
   Less Distributions:
      Dividends from net investment income           -            -              -              -            -            -
      Dividends from net realized gains          (2.24)       (3.11)         (1.23)         (3.88)           -            -
                                                ------       ------         ------         ------       ------       ------
         Total distributions                     (2.24)       (3.11)         (1.23)         (3.88)           -            -
                                                ------       ------         ------         ------       ------       ------
   Redemption fees retained4<F47>                    -            -              -              -            -            -
                                                ------       ------         ------         ------       ------       ------
   Net asset value, end of period                $8.80       $19.41         $20.77         $19.49       $19.38       $19.08
                                                ------       ------         ------         ------       ------       ------
                                                ------       ------         ------         ------       ------       ------
TOTAL RETURN                                  (48.00)%        9.65%         13.59%         23.17%        1.57%       10.74%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)         $312.5       $990.4       $1,250.7       $1,071.8       $869.0       $866.0
   Ratio of expenses to average net assets        1.25%       1.20%          1.21%          1.23%        1.25%        1.25%
   Ratio of net investment income (loss)
     to average net assets                      (0.29)%     (0.32)%        (0.20)%        (0.78)%      (1.08)%      (0.68)%
   Portfolio turnover rate                         103%         97%            90%            89%           0%         107%


1<F44> For the one month ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from September 30th.
2<F45> All ratios for the period have been annualized, except portfolio turnover and total return.
3<F46> Net investment loss per share is calculated using ending balances prior to consideration for adjustments for permanent book and tax differences.
4<F47>     Amount  is  less  than  $0.01.

HENNESSY CORNERSTONE GROWTH FUND, SERIES II


                                                    Year Ended          Period Ended
                                                    October 31,         October 31,            Year Ended June 30,
                                                 -----------------       2006 1,2       ----------------------------------
                                                 2008         2007      <F48><F49>      2006      2005 5<F52>  2004 5<F52>
PER SHARE DATA:
Net asset value, beginning of period            $30.32       $30.75       $32.19       $31.29       $27.69       $18.13
                                                ------       ------       ------       ------       ------       ------
   Income from investment operations:
      Net investment gain (loss)                 (0.09)       (0.25)       (0.03)       (0.07)3<F50> (0.14)3<F50> (0.23)3<F50>
      Net realized and unrealized
        gains (losses) on securities            (13.75)        1.02        (1.41)        4.65         3.75         9.79
                                                ------       ------       ------       ------       ------       ------
         Total from investment operations       (13.84)        0.77        (1.44)        4.58         3.61         9.56
                                                ------       ------       ------       ------       ------       ------
   Less Distributions:
      Dividends from net investment income           -            -            -            -        (0.01)           -
      Dividends from net realized gains          (6.13)       (1.20)           -        (3.68)           -            -
                                                ------       ------       ------       ------       ------       ------
         Total distributions                     (6.13)       (1.20)           -        (3.68)       (0.01)           -
                                                ------       ------       ------       ------       ------       ------
   Redemption fees retained4<F51>                    -            -            -            -            -            -
                                                ------       ------       ------       ------       ------       ------
   Net asset value, end of period               $10.35       $30.32       $30.75       $32.19       $31.29       $27.69
                                                ------       ------       ------       ------       ------       ------
                                                ------       ------       ------       ------       ------       ------
TOTAL RETURN                                  (55.79)%        2.60%      (4.47)%       16.48%       13.04%       52.73%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)         $36.27       $138.6       $244.2       $279.3       $299.0       $347.8
   Ratio of expenses to average net assets       1.37%        1.27%        1.25%        1.25%        1.33%        1.38%
   Ratio of net investment income (loss)
     to average net assets                     (0.40)%      (0.59)%      (0.24)%      (0.22)%      (0.49)%      (0.90)%
   Portfolio turnover rate                         75%          86%          93%         109%         192%         113%


HENNESSY FOCUS 30 FUND


                                                                                                  Period
                                                                                                   Ended
                                                          Year Ended October 31,                October 31,  Year Ended
                                               --------------------------------------------      2004 6,2   September 30,
                                               2008          2007         2006         2005     <F53><F49>     2004
PER SHARE DATA:
Net asset value, beginning of period          $13.67        $12.39       $12.21       $ 8.67      $ 8.78      $ 7.72
                                              ------        ------       ------       ------      ------      ------
   Income from investment operations:
      Net investment income (loss)             (0.06)        (0.09)       (0.08)       (0.04)      (0.01)      (0.08)
      Net realized and unrealized
        gains (losses) on investments          (3.57)         1.47         1.86         3.58       (0.10)       1.14
                                              ------        ------       ------       ------      ------      ------
         Total from investment operations      (3.63)         1.38         1.78         3.54       (0.11)       1.06
                                              ------        ------       ------       ------      ------      ------
   Less Distributions:
      Dividends from net investment income         -             -            -            -           -           -
      Dividends from net realized gains        (2.02)        (0.10)       (1.61)           -           -           -
                                              ------        ------       ------       ------      ------      ------
         Total distributions                   (2.02)        (0.10)       (1.61)           -           -           -
                                              ------        ------       ------       ------      ------      ------
   Redemption fees retained                        -4<F51>       -4<F51>   0.01            -4<F51>     -4<F51>     -4<F51>
                                              ------        ------       ------       ------      ------      ------
   Net asset value, end of period              $ 8.02       $13.67       $12.39       $12.21      $ 8.67      $ 8.78
                                              ------        ------       ------       ------      ------      ------
                                              ------        ------       ------       ------      ------      ------
TOTAL RETURN                                 (30.81)%       11.30%       16.18%       40.83%     (1.25)%      13.73%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)       $167.32       $233.4       $240.6       $125.3       $50.4       $51.1
   Ratio of net expenses
     to average net assets:
      Before expense reimbursement              1.27%        1.23%        1.21%        1.35%        1.45%      1.41%
      After expense reimbursement               1.27%        1.23%        1.21%        1.35%        1.45%      1.41%
   Ratio of net investment loss
     to average net assets:
      Before expense reimbursement            (0.62)%      (0.61)%      (0.65)%      (0.60)%      (1.33)%    (0.92)%
      After expense reimbursement             (0.62)%      (0.61)%      (0.65)%      (0.60)%      (1.33)%    (0.92)%
   Portfolio turnover rate                       123%         112%         124%         155%           0%       113%



1<F48> For the four months ended October 31, 2006. Effective October 31, 2006 the Fund changed its fiscal year end to October 31st from June 30th.
2<F49> All ratios for the period have been annualized, except portfolio turnover and total return.
3<F50> Net investment loss per share is calculated using average shares outstanding.
4<F51>    Amount  is  less  than  $0.01.
5<F52> The financial highlights set forth herein include the historical highlights of The Henlopen Fund. On July 1, 2005 Hennessy Advisors, Inc. became the investment advisor to the Fund and the Fund changed its name from "The Henlopen Fund" to Hennessy Cornerstone Growth Fund, Series II. 6<F53> For the one month ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from September 30th.


HENNESSY CORNERSTONE VALUE FUND


                                                                                                        Period
                                                                                                         Ended
                                                                Year Ended October 31,                 October 31,  Year Ended
                                                      -------------------------------------------       2004 1,2   September 30,
                                                      2008         2007         2006         2005      <F54><F55>      2004
PER SHARE DATA:
Net asset value, beginning of period                 $17.06       $15.27       $12.95       $12.48       $12.37       $10.51
                                                     ------       ------       ------       ------       ------       ------
   Income from investment operations:
      Net investment income (loss)                     0.55         0.46         0.30         0.30         0.02         0.313<F56>
      Net realized and unrealized
        gains (losses) on investments                 (8.15)        1.68         2.36         0.41         0.09         1.76
                                                     ------       ------       ------       ------       ------       ------
         Total from investment operations             (7.60)        2.14         2.66         0.71         0.11         2.07
                                                     ------       ------       ------       ------       ------       ------
   Less Distributions:
      Dividends from net investment income            (0.41)       (0.35)       (0.34)       (0.24)           -        (0.21)
      Dividends from net realized gains                   -            -            -            -            -            -
                                                     ------       ------       ------       ------       ------       ------
         Total distributions                          (0.41)       (0.35)       (0.34)       (0.24)           -        (0.21)
                                                     ------       ------       ------       ------       ------       ------
   Redemption fees retained4<F57>                         -            -            -            -            -            -
                                                     ------       ------       ------       ------       ------       ------
   Net asset value, end of period                    $ 9.05       $17.06       $15.27       $12.95       $12.48       $12.37
                                                     ------       ------       ------       ------       ------       ------
                                                     ------       ------       ------       ------       ------       ------
TOTAL RETURN                                       (45.50)%       14.26%       21.00%        5.69%         0.89%      19.83%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)              $97.10       $204.5       $256.8       $183.8       $195.6       $194.5
   Ratio of net expenses to average net assets         1.20%       1.17%        1.15%        1.20%         1.18%       1.18%
   Ratio of net investment income
     to average net assets                             3.92%       2.64%        2.49%        2.19%         1.70%       2.56%
   Portfolio turnover rate                               53%         40%          35%          32%            0%          8%


HENNESSY TOTAL RETURN FUND


                                                                                                      Period Ended
                                                                  Year Ended October 31,               October 31,  Year Ended
                                                         -----------------------------------------      2004 5,2     June 30,
                                                         2008        2007         2006        2005     <F58><F55>      2004
PER SHARE DATA:
Net asset value, beginning of period                    $13.73      $12.61       $10.57      $10.40      $10.62      $ 9.65
                                                        ------      ------       ------      ------      ------      ------
   Income from investment operations:
      Net investment income                               0.28        0.33         0.31        0.23        0.07        0.173<F56>
      Net realized and unrealized
        gains (losses) on securities                     (4.49)       1.13         2.03        0.17       (0.24)       0.92
                                                        ------      ------       ------      ------      ------      ------
         Total from investment operations                (4.21)       1.46         2.34        0.40       (0.17)       1.09
                                                        ------      ------       ------      ------      ------      ------
   Less Distributions:
      Dividends from net investment income               (0.30)      (0.34)       (0.30)      (0.23)      (0.05)      (0.10)
      Dividends from realized capital gains                  -           -            -           -           -           -
      Return of capital                                      -           -            -           -           -       (0.02)
                                                        ------      ------       ------      ------      ------      ------
         Total distributions                             (0.30)      (0.34)       (0.30)      (0.23)      (0.05)      (0.12)
                                                        ------      ------       ------      ------      ------      ------
   Redemption fees retained4<F57>                            -           -            -           -           -           -
                                                        ------      ------       ------      ------      ------      ------
   Net asset value, end of period                       $ 9.22      $13.73       $12.61      $10.57      $10.40      $10.62
                                                        ------      ------       ------      ------      ------      ------
                                                        ------      ------       ------      ------      ------      ------
TOTAL RETURN                                          (30.97)%      11.70%       22.48%       3.83%     (1.61)%      11.36%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)                  $58.2       $96.3       $113.3       $86.7       $91.9       $97.0
   Gross ratio of expenses, including
     interest expense, to average net assets:
      Before expense reimbursement                       2.36%       3.04%        2.80%       2.28%       1.78%       1.66%
      After expense reimbursement                        2.36%       3.04%        2.80%       2.28%       1.78%       1.66%
   Ratio of interest expense to average net assets       1.16%       1.88%        1.16%       1.23%       1.20%       1.27%
   Net ratio of expenses, excluding
     interest expense, to average net assets:
      Before expense reimbursement                       1.20%       1.16%        1.16%       1.23%       1.20%      1.27%6<F59>
      After expense reimbursement                        1.20%       1.16%        1.64%       1.05%       0.58%       0.39%
   Ratio of net investment income (loss)
     to average net assets:
      Before expense reimbursement                       2.43%       2.48%        2.79%       2.07%       1.85%       1.55%
      After expense reimbursement                        2.43%       2.48%        2.79%       2.07%       1.85%       1.55%
   Portfolio turnover rate                                 16%         12%          24%         26%          0%          8%



1<F54>    For the one month ended October 31, 2004.  Effective October 31,
          2004, the Fund changed its fiscal year end to October 31st from September 30th.
2<F55> All ratios for the period have been annualized, except portfolio turnover and total return.
3<F56>    Calculated using average shares outstanding during period.
4<F57>    Amount is less than $0.01.
5<F58> For the four months ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from June 30th.
6<F59> On February 27, 2004, the Hennessy Total Return Fund instituted an expense cap, excluding interest expense, of 1.35% of the average daily net assets of the Total Return Fund. This expense cap was in effect through June 30, 2005.


HENNESSY BALANCED FUND


                                                                                                     Period Ended
                                                               Year Ended October 31,                 October 31,  Year Ended
                                                     -------------------------------------------       2004 1,2     June 30,
                                                     2008         2007         2006         2005      <F60><F61>      2004
PER SHARE DATA:
Net asset value, beginning of period                $12.51       $11.83       $10.56       $10.62       $10.85       $10.44
                                                    ------       ------       ------       ------       ------       ------
   Income from investment operations:
      Net investment income                           0.25         0.38         0.30         0.18         0.04         0.11
      Net realized and unrealized
        gains (losses) on securities                 (2.80)        0.69         1.25        (0.07)       (0.24)        0.50
                                                    ------       ------       ------       ------       ------       ------
         Total from investment operations            (2.55)        1.07         1.55         0.11        (0.20)        0.61
                                                    ------       ------       ------       ------       ------       ------
   Less Distributions:
      Dividends from net investment income           (0.26)       (0.39)       (0.28)       (0.17)       (0.03)       (0.12)
      Dividends from realized capital gains          (0.59)           -            -            -            -        (0.06)
      Return of capital                                  -            -            -            -            -        (0.02)
                                                    ------       ------       ------       ------       ------       ------
         Total distributions                         (0.85)       (0.39)       (0.28)       (0.17)       (0.03)       (0.20)
                                                    ------       ------       ------       ------       ------       ------
   Redemption fees retained3<F62>                        -            -            -            -            -            -
                                                    ------       ------       ------       ------       ------       ------
   Net asset value, end of period                   $ 9.11       $12.51       $11.83       $10.56       $10.62       $10.85
                                                    ------       ------       ------       ------       ------       ------
                                                    ------       ------       ------       ------       ------       ------
TOTAL RETURN                                      (21.55)%        9.16%       14.92%        1.13%      (1.86)%        5.81%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)              $11.5        $16.8        $26.1        $19.3        $21.8        $23.4
   Ratio of net expenses to average net assets       1.56%        1.36%        1.34%        1.49%        1.41%        1.41%
   Ratio of net investment income
     to average net assets                           2.31%        2.86%        2.75%        1.58%        1.12%        1.01%
   Portfolio turnover rate                             13%          35%          88%          21%           9%          45%


1<F60> For the four months ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from June 30th.
2<F61> All ratios for the period have been annualized, except portfolio turnover and total return.
3<F62>     Amount  is  less  than  $0.01.

PRIVACY POLICY

We collect the following non-public personal information about you:

     o information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

          and

     o information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information and other financial information.

     We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

     In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

FUND SYMBOLS, CUSIPS AND
SEC FUND IDENTIFIERS


The Original Class shares of the Hennessy Funds have the following fund symbols, cusips and SEC fund identifiers:



                                                                           SEC FUND IDENTIFIER
                                                                           -------------------
FUND - ORIGINAL CLASS                           SYMBOL     CUSIP           SERIES         CLASS
---------------------                           ------     -----           ------         -----
Hennessy Cornerstone Growth Fund                HFCGX      425 888 104     S000000838     C000002453
Hennessy Cornerstone Growth Fund, Series II     HENLX      425 88P 106     S000000837     C000002452
Hennessy Focus 30 Fund                          HFTFX      425 888 302     S000000839     C000002454
Hennessy Cornerstone Value Fund                 HFCVX      425 888 203     S000000840     C000002455
Hennessy Total Return Fund                      HDOGX      425 887 205     S000000836     C000002451
Hennessy Balanced Fund                          HBFBX      425 887 106     S000000835     C000002450


                            Not part of prospectus.

TO LEARN MORE ABOUT THE HENNESSY FUNDS you may want to read the Hennessy Funds' Statement of Additional Information (or "SAI"), which contains additional information about the Funds. The Hennessy Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

     You also may learn more about the Hennessy Funds' investments by reading the Hennessy Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

     The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors, without charge, upon request, simply by calling 1-800-966-4354. The Hennessy Funds also make available the SAI and the annual and semi-annual reports, free of charge, on their Internet website (http://www.hennessyfunds.com).

     Prospective investors and shareholders who have questions about the Hennessy Funds may also call the above number or write to the following address:

          THE HENNESSY FUNDS
          7250 Redwood Blvd.
          Suite 200
          Novato, CA 94945

     The general public can review and copy information about the Hennessy Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Hennessy Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov., or by writing to:

          PUBLIC REFERENCE SECTION
          Securities and Exchange Commission
          Washington, D.C. 20549-0102

     When seeking information about the Hennessy Cornerstone Growth Fund, Hennessy Focus 30 Fund or Cornerstone Value Fund from the Securities and Exchange Commission please refer to the Hennessy Mutual Funds' Investment Company Act File No. 811-07695. When seeking information about the Hennessy Cornerstone Growth Fund, Series II from the Securities and Exchange Commission please refer to the Hennessy Funds Trust's Investment Company Act File No. 811-07168. When seeking information about the Hennessy Total Return Fund or Hennessy Balanced Fund from the Securities and Exchange Commission please refer to the Hennessy Funds' Investment Company Act File No. 811-07493.

       Investment Company Act File No. 811-07695 (Hennessy Mutual Funds)
        Investment Company Act File No. 811-07168 (Hennessy Funds Trust)
           Investment Company Act File No. 811-07493 (Hennessy Funds)

                             (HENNESSY FUNDS LOGO)
                          FORMULAS FOR SMART INVESTING

                             WWW.HENNESSYFUNDS.COM

                                FOR INFORMATION,
                            QUESTIONS OR ASSISTANCE,
                                  PLEASE CALL
                               THE HENNESSY FUNDS

                               1-800-966-4354 or
                               1-415-899-1555

THE HENNESSY FUNDS
ORIGINAL CLASS
Hennessy Cornerstone Growth Fund
Hennessy Cornerstone
  Growth Fund, Series II
Hennessy Focus 30 Fund
Hennessy Cornerstone Value Fund
Hennessy Total Return Fund
Hennessy Balanced Fund

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd.
Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING
AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

DIRECTORS
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

                                 HENNESSY FUNDS

                         PROSPECTUS & OVERVIEW OF FUNDS


                               FEBRUARY 27, 2009


                           INSTITUTIONAL CLASS SHARES

                    HENNESSY CORNERSTONE GROWTH FUND (HICGX)

              HENNESSY CORNERSTONE GROWTH FUND, SERIES II (HINLX)

                         HENNESSY FOCUS 30 FUND (HIFTX)

                    HENNESSY CORNERSTONE VALUE FUND (HICVX)

                             (HENNESSY FUNDS LOGO)
                          FORMULAS FOR SMART INVESTING

                 1-800-966-4354     O     WWW.HENNESSYFUNDS.COM

    AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE FUNDS OR DETERMINED IF THIS PROSPECTUS IS
ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


HENNESSY EMPLOYS A CONSISTENT AND REPEATABLE INVESTMENT PROCESS, UTILIZING TIME-TESTED, PURELY QUANTITATIVE STOCK SELECTION FORMULAS. OUR PORTFOLIOS ARE TEAM MANAGED BY TENURED ASSET MANAGERS, AND OUR STRATEGIES ARE FULLY DISCLOSED. WE MANAGE OUR FUNDS WITH THE DISCIPLINE AND CONSISTENCY OF AN INDEX FUND, NEVER STRAYING FROM OUR PROVEN FORMULAS. THE RESULT IS THAT EMOTIONS, HUNCHES AND FADS PLAY NO PART IN OUR INVESTMENT DECISIONS. IN SHORT, WE DO NOT TRY TO OUTSMART OR TIME THE MARKET BECAUSE WE DON'T BELIEVE THAT WORKS.



OUR GOAL IS TO PROVIDE PRODUCTS THAT INVESTORS CAN HAVE CONFIDENCE IN, KNOWING THEIR MONEY IS INVESTED AS PROMISED AND MANAGED IN THEIR BEST INTEREST. WE FEEL IT IS CRITICAL FOR OUR CLIENTS TO UNDERSTAND THE STRATEGIES, RISKS AND COSTS OF INVESTING, AS WELL AS THE REWARDS. WITH HENNESSY, THERE ARE NEVER SURPRISES WITH OUR INVESTMENT STRATEGIES.


HENNESSY FUNDS PROSPECTUS

INSTITUTIONAL CLASS SHARES

CONTENTS


Summary Information                                                           1

Detailed Descriptions of Fund Investment Objectives, Principal
Investment Strategies and Risks, Performance Information and
Expenses:

     Hennessy Cornerstone Growth Fund                                         2

     Hennessy Cornerstone Growth Fund, Series II                              6

     Hennessy Focus 30 Fund                                                  10

     Hennessy Cornerstone Value Fund                                         14

Additional Investment Information                                            18

Historical Performance                                                       18

Management of the Funds                                                      21

Shareholder Information

     Pricing of Fund Shares                                                  22

     Account Minimum Investments                                             22

     Market Timing Policy                                                    22

     Telephone Privileges                                                    23

     How to Purchase Shares                                                  23

     Automatic Investment Plan                                               24

     Retirement Plans                                                        25

     How to Sell Shares                                                      25

     How to Exchange Shares                                                  27

     Systematic Cash Withdrawal Program                                      27

     Dividends, Distributions and Taxes                                      27

     Householding                                                            28

Financial Highlights                                                         29


 An investment in a Fund is not a deposit with a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Fund prices will fluctuate and it is possible to lose money.

SUMMARY INFORMATION


This Prospectus contains important information about the Funds that you should know before you invest. The Funds provide investment choices to satisfy a range of objectives and risk tolerance levels. This Prospectus relates only to the Institutional Class shares of the Funds.


HENNESSY CORNERSTONE GROWTH FUND (HICGX)


The Hennessy Cornerstone Growth Fund seeks long-term growth of capital. This Fund invests in 50 growth-oriented stocks selected by the Cornerstone Growth Strategy.(R) The Strategy has historically selected small cap companies, but may also select mid and large cap companies.


HENNESSY CORNERSTONE GROWTH FUND, SERIES II (HINLX)

Like the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Growth Fund, Series II seeks long-term growth of capital and invests in stocks selected by the Cornerstone Growth Strategy.(R) The primary differences between these two funds is that their stocks are purchased, and their portfolios are rebalanced, at different times of the year, differences which may generate substantially different portfolios.

HENNESSY FOCUS 30 FUND (HIFTX)

The Hennessy Focus 30 Fund seeks long-term growth of capital. This Fund invests in growth-oriented stocks selected by the Focus 30 Formula.(R) The Formula selects 30 mid-cap companies, with market capitalization between $1 and $10 billion.

HENNESSY CORNERSTONE VALUE FUND (HICVX)

The Hennessy Cornerstone Value Fund seeks total return, consisting of capital appreciation and current income. This Fund invests in 50 large, dividend-paying companies selected by the Cornerstone Value Strategy.(R)

The following Fund summaries detail each Fund's investment objective, principal investment strategy and risks, performance information and expenses.

PRICE-TO-SALES RATIO:
A tool for calculating
a stock's valuation
relative to other
companies. It
is calculated by
dividing a company's
market capitalization
by its most recent
12 months of
sales.

THE MARRIAGE OF
VALUE PLUS MOMENTUM
INVESTING:

Price-to-Sales = Value

Increase in Earnings
and Stock Price =
Momentum

HENNESSY CORNERSTONE
GROWTH FUND (HICGX)

INVESTMENT STRATEGY


The Fund invests in growth-oriented common stocks by utilizing a highly disciplined, quantitative formula known as the Cornerstone Growth Strategy(R) (the "Growth Strategy"). The Growth Strategy has historically selected small cap companies, but may also select mid and large cap companies. From a universe of stocks with market capitalization exceeding $175 million, the Cornerstone Growth Strategy selects the 50 COMMON STOCKS WITH THE HIGHEST ONE-YEAR PRICE APPRECIATION as of the date of purchase that also meet the following criteria:


     1)   PRICE-TO-SALES RATIO BELOW 1.5

          This value criteria helps to uncover relative bargains. The Strategy uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company's potential value.

     2)   ANNUAL EARNINGS THAT ARE HIGHER THAN THE PREVIOUS YEAR


          While sales may be the best indicator of a company's value, the Growth Strategy considers improved earnings to be a key indicator of a company's financial strength.


     3) POSITIVE STOCK PRICE APPRECIATION, OR RELATIVE STRENGTH, OVER THE PAST THREE AND SIX-MONTH PERIODS

          Historically, relative strength has been one of the most influential variables in predicting which stocks will outperform the market.


     Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. In the event of extreme market volatility, the Manager reserves the right to forego the use of positive three-month and/or six-month positive price appreciation criteria in selecting stocks for the portfolio. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database that have market capitalization exceeding $175 million. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.1<F63>



     When the Fund began operations, it purchased 50 stocks as dictated by the Cornerstone Growth Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 2% of the portfolio's assets invested in each of 50 stocks. Since then, the Fund has rebalanced its portfolio annually. Using the Growth Strategy, the universe of stocks is re-screened annually, generally in the winter. Stocks meeting the Growth Strategy's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio. The re-screening and rebalance period for the Fund is different than the re-screening and rebalance period for the Hennessy Cornerstone Growth Fund, Series II in an effort to create as different a portfolio of stocks as possible.


                             OBJECTIVE: Long-term growth of capital


     Utilizing the Growth Strategy, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Fund's investment manager, Hennessy Advisors, Inc. (the "Manager"), expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Growth Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.



     Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Growth Strategy as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Growth Strategy.


     FOREIGN SECURITIES. The Fund may invest in foreign securities traded in the U.S. and American Depositary Receipts, or "ADRs," which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks, as described under the following "Principal Risks."

1<F63> With respect to disclosure in this Prospectus relating to S&P Compustat, although S&P Compustat obtains information for inclusion in, or for use in, the Compustat(R) Database from sources that S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the Compustat(R) Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Funds, or any other persons or entity from the use of the Compustat(R) Database. S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Compustat(R) Database. "Standard & Poor's" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. The Funds are not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Funds.

AMERICAN DEPOSITARY
RECEIPTS:
ADRs represent an
ownership interest
in a foreign security
and are traded on
U.S. exchanges. They
are generally issued
by a U.S. bank as a
substitute for direct
ownership of the
foreign security.

PRINCIPAL RISKS

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Cornerstone Growth Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.


FORMULA INVESTING RISK: The Fund will adhere to the Growth Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with the Growth Strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.



SMALL AND MEDIUM SIZED COMPANIES RISK: The Fund invests in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.


FOREIGN SECURITIES RISK: There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

PERFORMANCE


The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Growth Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The following performance information reflects actual Fund performance for periods beginning March 3, 2008 (inception date of Institutional Class shares), and reflects the returns of the Hennessy Cornerstone Growth Fund's Original Class shares, a class that is not offered in this Prospectus, for periods prior to March 3, 2008. The performance of the Institutional Class shares will differ from that shown for the Original Class shares to the extent that the Classes do not have the same expenses or inception dates. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


TOTAL RETURN:
The return on
an investment
including income
from dividends and
interest as well as
appreciation or
depreciation in the
price of the stock,
less any expenses
and fees incurred.


CALENDAR YEAR TOTAL RETURNS


1999                37.72%
2000                 5.30%
2001                12.14%
2002                -4.71%
2003                45.82%
2004                16.65%
2005                11.96%
2006                10.42%
2007                -2.18%
2008               -43.56%



For the period shown in the bar chart, the Fund's highest quarterly return was 32.04% for the quarter ended December 31, 1999 and the lowest quarterly return was -22.32% for the quarter ended December 31, 2008.



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2008)
                                                                        Since
                                       One         Five       Ten     Inception
                                       Year        Year       Year    (11/1/96)
                                       ----        ----       ----    ---------
HENNESSY CORNERSTONE
  GROWTH FUND

    Return before taxes              -43.56%      -4.46%      6.05%      7.71%

    Return after taxes
      on distributions1<F64>         -43.56%      -6.10%      4.30%      5.77%

    Return after taxes
      on distributions and
      sale of Fund shares1<F64>      -28.32%      -3.17%      5.22%      6.41%

RUSSELL 20002<F65>, 4<F67>           -33.79%      -0.93%      3.02%      4.56%

S&P 5003<F66>, 4<F67>                -37.00%      -2.19%     -1.38%      3.81%



1<F64> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.
2<F65> The Russell 2000 is a widely recognized, unmanaged index of small-cap stocks.
3<F66> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stocks.
4<F67>    Reflects  no  deduction  for  fees,  expenses  or  taxes.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                     None
Maximum deferred sales charge (load)                                 None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                          None
Redemption fee1<F68>                                                 None
Exchange fee     None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                     0.74%
Distribution and Service (12b-1) Fees                                None
Other Expenses                                                      0.38%
Total Annual Fund Operating Expenses                                1.12%
Expense Reimbursement                                              -0.14%2<F69>
Net Expenses                                                        0.98%



1<F68> The transfer agent charges a fee of $15.00 for each wire redemption. 2<F69> The Manager has agreed to contractually waive its advisory fee to the extent necessary to insure that Net Expenses do not exceed 0.98% of the average daily net assets of the Institutional Class shares of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in Institutional Class shares of this Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:


HENNESSY CORNERSTONE GROWTH FUND - INSTITUTIONAL CLASS



     One Year     Three Years     Five Years     Ten Years
       $100          $342            $603         $1,351


PRICE-TO-SALES RATIO:
A tool for calculating
a stock's valuation
relative to other
companies. It
is calculated by
dividing a company's
market capitalization
by its most recent
12 months of
sales.

THE MARRIAGE OF
VALUE PLUS MOMENTUM
INVESTING:

Price-to-Sales = Value

Increase in Earnings
and Stock Price =
Momentum

HENNESSY CORNERSTONE
GROWTH FUND, SERIES II (HINLX)

INVESTMENT STRATEGY


The Fund invests in growth-oriented common stocks by utilizing a highly disciplined, quantitative formula known as the Cornerstone Growth Strategy(R). The Growth Strategy has historically selected small-cap companies, but may also select mid and large cap companies. From a universe of stocks with market capitalization exceeding $175 million, the Cornerstone Growth Strategy selects the 50 COMMON STOCKS WITH THE HIGHEST ONE-YEAR PRICE APPRECIATION as of the date of purchase that also meet the following criteria:


     1)   PRICE-TO-SALES RATIO BELOW 1.5


          This value criteria helps to uncover relative bargains. The Growth Strategy uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company's potential value.


     2)   ANNUAL EARNINGS THAT ARE HIGHER THAN THE PREVIOUS YEAR


          While sales may be the best indicator of a company's value, the Growth Strategy considers improved earnings to be a key indicator of a company's financial strength.


     3) POSITIVE STOCK PRICE APPRECIATION, OR RELATIVE STRENGTH, OVER THE PAST THREE AND SIX-MONTH PERIODS

          Historically, relative strength has been one of the most influential variables in predicting which stocks will outperform the market.


     Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. In the event of extreme market volatility, the Manager reserves the right to forego the use of positive three-month and/or six-month positive price appreciation criteria in selecting stocks for the portfolio. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database that have a market capitalization exceeding $175 million. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.



     When the Manager became the investment advisor to the Fund, the Fund purchased 50 stocks as dictated by the Cornerstone Growth Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio weighted equally by dollar amount, with 2% of the portfolio's assets invested in each of 50 stocks. Using the Growth Strategy, the universe of stocks is re-screened annually, generally in the summer. Stocks meeting the Growth Strategy's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio. The re-screening and rebalance period for the Fund is different than the re-screening and rebalance period of the Hennessy Cornerstone Growth Fund in an effort to create as different a portfolio of stocks as possible.



     Utilizing the Growth Strategy, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Manager, Hennessy Advisors, Inc., expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments


                             OBJECTIVE: Long-term growth of capital


concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Growth Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.



     Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Growth Strategy as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Growth Strategy.


     FOREIGN SECURITIES. The Fund may invest in foreign securities traded in the U.S. and American Depositary Receipts, or "ADRs," which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks, as described under the following "Principal Risks."

AMERICAN DEPOSITARY
RECEIPTS:
ADRs represent an
ownership interest
in a foreign security
and are traded on
U.S. exchanges. They
are generally issued
by a U.S. bank as a
substitute for direct
ownership of the
foreign security.

PRINCIPAL RISKS

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Cornerstone Growth Fund, Series II include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.


FORMULA INVESTING RISK: The Fund will adhere to the Growth Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with the Growth Strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.



SMALL AND MEDIUM SIZED COMPANIES RISK: The Fund invests in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.


FOREIGN SECURITIES RISK: There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

PERFORMANCE


The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Growth Fund, Series II by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The following performance information reflects actual Fund performance for periods beginning March 3, 2008 (inception date of Institutional Class shares), and reflects the returns of the Hennessy Cornerstone Growth Fund, Series II's Original Class shares, a class that is not offered in this Prospectus, for periods prior to March 3, 2008. The performance of the Institutional Class shares will differ from that shown for the Original Class shares to the extent that the Classes do not have the same expenses or inception dates. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


TOTAL RETURN:
The return on
an investment
including income
from dividends and
interest as well as
appreciation or
depreciation in the
price of the stock,
less any expenses
and fees incurred.


CALENDAR YEAR TOTAL RETURNS

2006                 5.23%
2007                -6.45%
2008               -53.61%



For the period shown in the bar chart, the Fund's highest quarterly return was 15.99% for the quarter ended March 31, 2006 and the lowest quarterly return was -27.62% for the quarter ended December 31, 2008.



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2008)
                                                             Since
                                                           Inception
                                             One Year      (7/1/05)
                                             --------      --------
HENNESSY CORNERSTONE
  GROWTH FUND, SERIES II

    Return before taxes                      -53.61%        -18.64%

    Return after taxes
      on distributions1<F70>                 -53.61%        -20.54%

    Return after taxes on
      distributions and sale
      of Fund shares1<F70>                   -34.85%        -14.60%

RUSSELL 2000 GROWTH2<F71>, 4<F73>            -38.54%         -6.11%

S&P 5003<F72>, 4<F73>                        -37.00%         -5.78%



1<F70> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.
2<F71> The Russell 2000 Growth is a widely recognized, unmanaged index of small-cap growth stocks.
3<F72> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stocks.
4<F73>    Reflects  no  deduction  for  fees,  expenses  or  taxes.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                     None
Maximum deferred sales charge (load)                                 None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                          None
Redemption fee1<F74>                                                 None
Exchange fee                                                         None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                     0.74%
Distribution and Service (12b-1) Fees                                None
Other Expenses                                                      0.48%
Total Annual Fund Operating Expenses                                1.22%
Expense Reimbursement                                              -0.24%2<F75>
Net Expenses                                                        0.98%



1<F74> The transfer agent charges a fee of $15.00 for each wire redemption. 2<F75> The Manager has agreed to contractually waive its advisory fee to the extent necessary to insure that Net Expenses do not exceed 0.98% of the average daily net assets of the Institutional Class shares of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in Institutional Class shares of this Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:


HENNESSY CORNERSTONE GROWTH FUND, SERIES II - INSTITUTIONAL CLASS



     One Year     Three Years     Five Years     Ten Years
       $100          $363            $647         $1,456


PRICE-TO-SALES RATIO:
A tool for calculating
a stock's valuation
relative to other
companies. It
is calculated by
dividing a company's
market capitalization
by its most recent
12 months of
sales.

THE MARRIAGE OF
VALUE PLUS MOMENTUM
INVESTING:

Price-to-Sales = Value

Increase in Earnings
and Stock Price =
Momentum

HENNESSY FOCUS 30 FUND (HIFTX)

INVESTMENT STRATEGY

The Fund invests in mid-cap growth-oriented stocks by utilizing a highly disciplined, quantitative formula known as the Focus 30 Formula(R) (the "Formula"). The Formula selects companies with between $1 billion and $10 billion in market value, and excludes American Depositary Receipts, or "ADRs". The Focus 30 Formula selects the 30 COMMON STOCKS WITH THE HIGHEST ONE-YEAR PRICE APPRECIATION as of the date of purchase that also meet the following criteria:

     1)   PRICE-TO-SALES RATIO BELOW 1.5

          This value criteria helps to uncover relative bargains. The Formula uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company's potential value.

     2)   ANNUAL EARNINGS THAT ARE HIGHER THAN THE PREVIOUS YEAR


          While sales may be the best indicator of a company's value, the Formula considers improved earnings to be a key indicator of a company's financial strength.


     3) POSITIVE STOCK PRICE APPRECIATION, OR RELATIVE STRENGTH, OVER THE PAST THREE AND SIX-MONTH PERIODS

          Historically, relative strength has been one of the most influential variables in predicting which stocks will outperform the market.


     Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. In the event of extreme market volatility, the Manager reserves the right to forego the use of positive three-month and/or six-month positive price appreciation criteria in selecting stocks for the portfolio. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database that have a market capitalization between $1 and 10 billion. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.


     When the Fund began operations, it purchased 30 stocks as dictated by the Focus 30 Formula, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 3.33% of the portfolio's assets invested in each of 30 stocks. Since then, the Fund has rebalanced its portfolio annually. Using the Formula, the universe of stocks is re-screened annually, generally in the fall. Stocks meeting the Formula's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.


     Utilizing the Formula, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Manager expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or


                             OBJECTIVE: Long-term growth of capital

other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Formula. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.

     Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Formula as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Formula.

PRINCIPAL RISKS

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Focus 30 Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.


FORMULA INVESTING RISK: The Fund will adhere to the Formula during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with the Formula, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.


SMALL AND MEDIUM SIZED COMPANIES RISK: The Fund invests in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

PERFORMANCE


The following performance information provides some indication of the risks of investing in the Hennessy Focus 30 Fund by showing its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The following performance information reflects actual Fund performance for periods beginning March 3, 2008 (inception date of Institutional Class shares), and reflects the returns of the Hennessy Focus 30 Fund's Original Class shares, a class that is not offered in this Prospectus, for periods prior to March 3, 2008. The performance of the Institutional Class shares will differ from that shown for the Original Class shares to the extent that the Classes do not have the same expenses or inception dates. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


TOTAL RETURN:
The return on
an investment
including income
from dividends and
interest as well as
appreciation or
depreciation in the
price of the stock,
less any expenses
and fees incurred.


CALENDAR YEAR TOTAL RETURNS

2004                14.10%
2005                32.74%
2006                11.91%
2007                 6.69%
2008               -32.92%



For the period shown in the bar chart, the Fund's highest quarterly return was 17.97% for the quarter ended March 31, 2006 and the lowest quarterly return was -22.49% for the quarter ended September 30, 2008.



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2008)
                                                                       Since
                                                One         Five     Inception
                                                Year        Year     (9/17/03)
                                                ----        ----      --------
HENNESSY FOCUS 30 FUND

    Return before taxes                        -32.92%      3.94%      4.90%

    Return after taxes
      on distributions1<F76>                   -32.92%      3.02%      4.03%

    Return after taxes on
      distributions and sale
      of Fund shares1<F76>                     -21.40%      3.64%      4.48%

S&P MIDCAP 4002<F77>, 4<F79>                   -36.23%     -0.08%      1.75%

S&P 5003<F78>, 4<F79>                          -37.00%     -2.19%     -0.47%



1<F76> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.
2<F77> The S&P Midcap 400 Index is a widely recognized, unmanaged index of mid-cap stocks.
3<F78> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stocks.
4<F79>    Reflects  no  deduction  for  fees,  expenses  or  taxes.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                     None
Maximum deferred sales charge (load)                                 None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                          None
Redemption fee1<F80>                                                 None
Exchange fee                                                         None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                     0.74%
Distribution and Service (12b-1) Fees                                None
Other Expenses                                                      0.39%
Total Annual Fund Operating Expenses                                1.13%
Expense Reimbursement                                              -0.15%2<F81>
Net Expenses                                                        0.98%



1<F80> The transfer agent charges a fee of $15.00 for each wire redemption. 2<F81> The Manager has agreed to contractually waive its advisory fee to the extent necessary to insure that Net Expenses do not exceed 0.98% of the average daily net assets of the Institutional Class shares of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in Institutional Class shares of this Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:


HENNESSY FOCUS 30 FUND - INSTITUTIONAL CLASS



     One Year     Three Years     Five Years     Ten Years
       $100          $344            $608         $1,361


DIVIDEND YIELD
is calculated as the
annual dividends
paid by a company
divided by the price
of a share of their
stock.

HENNESSY CORNERSTONE
VALUE FUND (HICVX)

INVESTMENT STRATEGY


The Fund invests in large, dividend-paying companies by utilizing a highly disciplined, quantitative formula known as the Cornerstone Value Strategy(R) (the "Value Strategy"). The Value Strategy involves the identification of a universe of large, widely-held companies with strong sales and cash flow known as the Market Leaders Universe ("Market Leaders"). From the universe of Market Leaders, the Cornerstone Value Strategy selects the 50 COMMON STOCKS WITH THE HIGHEST DIVIDEND YIELD as of the date of purchase that also meet the following criteria:


     1)    MARKET CAPITALIZATION THAT EXCEEDS THE AVERAGE OF THE DATABASE

     2)    NUMBER OF SHARES OUTSTANDING THAT EXCEEDS THE AVERAGE OF THE DATABASE

     3)    12-MONTH SALES THAT ARE 50% GREATER THAN THE AVERAGE OF THE DATABASE

     4)    CASH FLOW THAT EXCEEDS THE AVERAGE OF THE DATABASE


     Investing professionals often consider a relatively high dividend yield to be a signal that a stock may be undervalued with opportunity for price appreciation. Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database, excluding utility companies. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.



     When the Fund began operations, it purchased 50 stocks as dictated by the Cornerstone Value Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 2% of the portfolio's assets invested in each of 50 stocks. Since then, the Fund has rebalanced its portfolio annually. Using the Value Strategy, the universe of stocks is re-screened annually, generally in the winter. Stocks meeting the Value Strategy's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.



     Utilizing the Value Strategy, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Manager expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.


                             OBJECTIVE: Total return, consisting of capital
                                        appreciation and current income


     Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Value Strategy as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Value Strategy.


     FOREIGN SECURITIES. The Fund may invest in foreign securities traded in the U.S. and American Depositary Receipts, or "ADRs," which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks, as described under the following "Principal Risks."

AMERICAN DEPOSITARY
RECEIPTS:
ADRs represent an
ownership interest
in a foreign security
and are traded on
U.S. exchanges. They
are generally issued
by a U.S. bank as a
substitute for direct
ownership of the
foreign security.

PRINCIPAL RISKS

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Cornerstone Value Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.


FORMULA INVESTING RISK: The Fund will adhere to the Value Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with the Value Strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.


MEDIUM SIZED COMPANIES RISK: The Fund may invest in medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies.

FOREIGN SECURITIES RISK: There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

PERFORMANCE


The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Value Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The following performance information reflects actual Fund performance for periods beginning March 3, 2008 (inception date of Institutional Class shares), and reflects the returns of the Hennessy Cornerstone Value Fund's Original Class shares, a class that is not offered in this Prospectus, for periods prior to March 3, 2008. The performance of the Institutional Class shares will differ from that shown for the Original Class shares to the extent that the Classes do not have the same expenses or inception dates. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


TOTAL RETURN:
The return on
an investment
including income
from dividends and
interest as well as
appreciation or
depreciation in the
price of the stock,
less any expenses
and fees incurred.


CALENDAR YEAR TOTAL RETURNS

1999                 6.01%
2000                 8.77%
2001                 6.60%
2002               -16.03%
2003                28.39%
2004                11.67%
2005                 1.91%
2006                20.14%
2007                 0.59%
2008               -42.98%



For the period shown in the bar chart, the Fund's highest quarterly return was 17.63% for the quarter ended June 30, 2003 and the lowest quarterly return was -22.28% for the quarter ended December 31, 2008.



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2008)
                                                                         Since
                                        One         Five       Ten     Inception
                                        Year        Year       Year    (11/1/96)
                                        ----        ----       ----    ---------
HENNESSY CORNERSTONE
  VALUE FUND

    Return before taxes               -42.98%      -4.75%      0.39%      2.05%

    Return after taxes
      on distributions1<F82>          -43.56%      -5.21%     -0.70%      0.89%

    Return after taxes
      on distributions and
      sale of Fund shares1<F82>       -27.19%      -3.84%     -0.09%      1.24%

RUSSELL 1000 VALUE2<F83>, 4<F85>      -36.85%      -0.79%      1.36%      5.40%

S&P 5003<F84>, 4<F85>                 -37.00%      -2.19%     -1.38%      3.81%



1<F82> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.
2<F83> The Russell 1000 Value is a widely recognized, unmanaged index of large-cap value stocks.
3<F84> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
4<F85>    Reflects  no  deduction  for  fees,  expenses  or  taxes.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                     None
Maximum deferred sales charge (load)                                 None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                          None
Redemption fee1<F86>                                                 None
Exchange fee                                                         None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                     0.74%
Distribution and Service (12b-1) Fees                                None
Other Expenses                                                      0.40%
Total Annual Fund Operating Expenses                                1.14%
Expense Reimbursement                                              -0.16%2<F87>
Net Expenses                                                        0.98%



1<F86>    The transfer agent charges a fee of $15.00 for each wire redemption.
2<F87> The Manager has agreed to contractually waive its advisory fee to the extent necessary to insure that Net Expenses do not exceed 0.98% of the average daily net assets of the Institutional Class shares of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in Institutional Class shares of this Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:


HENNESSY CORNERSTONE VALUE FUND - INSTITUTIONAL CLASS



     One Year     Three Years     Five Years     Ten Years
       $100          $346            $612         $1,372


ADDITIONAL INVESTMENT INFORMATION

In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. An investment objective is not a guarantee. None of the Funds take temporary defensive positions. The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds' policies and procedures respecting disclosure of their portfolio holdings.

HISTORICAL PERFORMANCE
OF THE FUNDS' STRATEGIES & FORMULAS


The following charts compare the total return of each of the Funds' Strategies and Formulas with the returns of the S&P 500 Index for each of the last ten years. For periods beginning March 3, 2008, performance shown is actual Fund performance of the Institutional Class of shares. For the Cornerstone Growth Fund, Series II and Focus 30 Fund, the performance prior to March 3, 2008 is that of a hypothetical portfolio of the Original Class of shares managed in accordance with the dictates of the applicable strategy for the historical periods indicated and the actual performance of the Original Class of the Funds since their inception. For the historical periods, the strategy employed by the Cornerstone Growth Fund, Series II assumes a June 30 rebalance date and the strategy employed by the Focus 30 Fund assumes a September 30 rebalance date. For the Cornerstone Growth Fund and Cornerstone Value Fund the performance prior to March 3, 2008 is the actual performance of the Original Class of these Funds.


     The hypothetical returns have been developed and tested by the Manager, but have not been verified by any third party and are unaudited. The performance information is based on data supplied by the Manager or from statistical services, reports or other sources which the Manager believes are reliable.

     Actual performance of a Fund may differ from the performance of the hypothetical portfolio for the following reasons: the Fund may not be fully invested at all times; not all stocks in the Fund's portfolio may be weighted equally at all times due to appreciation or depreciation in a stock's value; purchases and sales of stocks for the Fund's portfolio are likely to occur between annual rebalancing dates due to cash inflows and outflows (from purchases and redemptions of Fund shares) during the year; the actual rebalancing dates vary slightly from year to year; in managing the Funds, Hennessy Advisors, Inc. may make limited modifications to the strategies or formulas as necessary to comply with federal tax laws; and the returns of the portfolio do not reflect the fees, commission costs or expenses borne by the Fund. The performance of the hypothetical portfolios would have been lower if the fees, commission costs and expenses had been deducted. The actual performance shown (since inception) is net of fees and expenses.

     For the hypothetical portfolios, returns do not represent actual trading or reflect the impact that material economic and market factors might have had on the Manager's decision-making under actual circumstances. However, except as described above, the Manager can presently foresee no circumstance that would cause deviation from the Strategies and Formulas in managing the Funds. The returns set forth below reflect reinvestment of dividends and other earnings. All returns shown reflect reinvestment of dividends and other earnings. Past performance, hypothetical or actual, does not guarantee future results. Average annual return represents the annual rate, which, if earned each year in a multiple year period, would produce the cumulative rate of return over that period.

HENNESSY CORNERSTONE GROWTH FUND1<F88>


                      1999*    2000*     2001*     2002*     2003*     2004*     2005*     2006*     2007*      2008^     Total*
                      <F89>    <F89>     <F89>     <F89>     <F89>     <F89>     <F89>     <F89>     <F89>      <F91>     <F89>
CORNERSTONE GROWTH    37.72%    5.30%    12.14%    -4.71%    45.82%    16.65%    11.96%    10.42%    -2.18%    -43.56%    89.56%
     S&P 500 INDEX    21.04%   -9.10%   -11.89%   -22.10%    28.68%    10.88%     4.91%    15.80%     5.49%    -37.00%     6.71%



GROWTH OF $10,000
                             Cornerstone
                             Growth Fund        S&P 500 Index
                             -----------        -------------
              1998           $10,000.00          $10,000.00
              1999           $13,772.00          $12,104.00
              2000           $14,501.92          $11,002.54
              2001           $16,262.45           $9,694.33
              2002           $15,496.49           $7,551.89
              2003           $22,596.98           $9,717.77
              2004           $26,359.37          $10,775.06
              2005           $29,511.96          $11,304.12
              2006           $32,587.10          $13,090.17
              2007           $31,876.70          $13,808.82
              2008           $17,991.21           $8,699.55



AVERAGE ANNUAL RETURN
                      Cornerstone
                      Growth Fund               S&P 500 Index
                      -----------               -------------
1-Year                  -43.56%                    -37.00%
3-Year                  -15.21%                     -8.36%
5-Year                   -4.46%                     -2.19%
10-Year                   6.05%                     -1.38%



STANDARD DEVIATION
                   Cornerstone
                   Growth Fund                 S&P 500 Index
                   -----------                 -------------
                     23.13%                       19.40%


Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.

HENNESSY CORNERSTONE GROWTH FUND, SERIES II1<F88>


                                                                                    2005**    2006*     2007*      2008^
                        1999      2000      2001       2002      2003      2004     <F90>     <F89>     <F89>      <F91>      Total
CORNERSTONE GROWTH,
          SERIES II    28.26%    14.51%     4.43%    -14.99%    88.84%    18.36%    16.70%     5.23%    -6.45%    -53.61%    101.28%
      S&P 500 INDEX    21.04%    -9.10%   -11.89%    -22.10%    28.68%    10.88%     4.91%    15.80%     5.49%    -37.00%      6.71%



GROWTH OF $10,000
                             Cornerstone
                             Growth Fund,
                              Series II         S&P 500 Index
                             -----------        -------------
              1998            $10,000.00          $10,000.00
              1999            $12,826.00          $12,104.00
              2000            $14,687.05          $11,002.54
              2001            $15,337.69           $9,694.33
              2002            $13,038.57           $7,551.89
              2003            $24,622.03           $9,717.77
              2004            $29,142.64          $10,775.06
              2005            $34,010.16          $11,304.12
              2006            $35,788.89          $13,090.17
              2007            $33,480.51          $13,808.82
              2008            $15,531.61           $8,699.55



AVERAGE ANNUAL RETURN
                      Cornerstone
                      Growth Fund,
                       Series II                S&P 500 Index
                      -----------               -------------
1-Year                  -53.61%                    -37.00%
3-Year                  -22.99%                     -8.36%
5-Year                   -8.80%                     -2.19%
10-Year                   4.50%                     -1.38%



STANDARD DEVIATION
                   Cornerstone
                   Growth Fund,
                    Series II                  S&P 500 Index
                   -----------                 -------------
                     34.17%                       19.40%


Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.


 1<F88> The hypothetical performance for the Original Class of the Cornerstone Growth, Series II Strategy assumes a June 30 rebalance date. The actual performance of the Original Class of the Hennessy Cornerstone Growth Fund differs from that of the Hennessy Cornerstone Growth Fund, Series II primarily because the Hennessy Cornerstone Growth Fund rebalances during the winter, and the Hennessy Cornerstone Growth Fund Series II rebalances during the summer.
 *<F89> Actual returns of Original Class shares of the Fund, net of fees and expenses.
**<F90> For the period from January 1, 2005 through June 30, 2005, returns are hypothetical. For the period from July 1, 2005 through December 31, 2005, returns are based on actual performance of the Original Class shares of the Fund.
^<F91> For the period January 1, 2008 through March 2, 2008, returns are based on actual performance of the Original Class shares of the Fund. For the period March 3, 2008 through December 31, 2008, returns are actual returns of the Institutional Class shares of the Fund.


HENNESSY FOCUS 30 FUND1<F92>


                                                           2003**    2004*     2005*     2006*     2007*     2008^
                  1999      2000       2001       2002     <F94>     <F93>     <F93>     <F93>     <F93>     <F95>      Total
FOCUS 30 FUND     4.44%    18.20%      6.01%      7.89%    37.83%    14.10%    32.74%    11.91%    6.69%    -32.92%    106.90%
S&P 500 INDEX    21.04%    -9.10%    -11.89%    -22.10%    28.68%    10.88%     4.91%    15.80%    5.49%    -37.00%      6.71%



GROWTH OF $10,000
                             Focus 30 Fund         S&P 500 Index
                             -------------         -------------
              1998             $10,000.00           $10,000.00
              1999             $10,444.32           $12,104.00
              2000             $12,345.49           $11,002.54
              2001             $13,088.03            $9,694.33
              2002             $14,120.48            $7,551.89
              2003             $19,462.85            $9,717.77
              2004             $22,207.11           $10,775.06
              2005             $29,477.72           $11,304.12
              2006             $32,988.51           $13,090.17
              2007             $35,195.44           $13,808.82
              2008             $23,609.10            $8,699.55



AVERAGE ANNUAL RETURN
                      Focus 30 Fund              S&P 500 Index
                      -------------              -------------
1-Year                  -32.92%                    -37.00%
3-Year                   -7.13%                     -8.36%
5-Year                    3.94%                     -2.19%
10-Year                   8.97%                     -1.38%



STANDARD DEVIATION
                   Focus 30 Fund                 S&P 500 Index
                   -------------                 -------------
                      18.11%                        19.40%


Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.

HENNESSY CORNERSTONE VALUE FUND


                     1999*     2000*      2001*      2002*     2003*     2004*     2005*    2006*     2007*     2008^     Total*
                     <F93>     <F93>      <F93>      <F93>     <F93>     <F93>     <F93>    <F93>     <F93>     <F95>     <F93>
CORNERSTONE VALUE     6.01%     8.77%      6.60%    -16.03%    28.39%    11.67%    1.91%    20.14%    0.59%    -42.98%    25.07%
    S&P 500 INDEX    21.04%    -9.10%    -11.89%    -22.10%    28.68%    10.88%    4.91%    15.80%    5.49%    -37.00%     6.71%



GROWTH OF $10,000
                             Cornerstone
                             Value Fund          S&P 500 Index
                             -----------         -------------
              1998            $10,000.00          $10,000.00
              1999            $10,601.00          $12,104.00
              2000            $11,530.71          $11,002.54
              2001            $12,291.73           $9,694.33
              2002            $10,321.37           $7,551.89
              2003            $13,251.61           $9,717.77
              2004            $14,798.07          $10,775.06
              2005            $15,080.71          $11,304.12
              2006            $18,117.97          $13,090.17
              2007            $18,224.86          $13,808.82
              2008            $10,391.82           $8,699.55



AVERAGE ANNUAL RETURN
                      Cornerstone
                      Value Fund               S&P 500 Index
                      -----------              -------------
1-Year                  -42.98%                   -37.00%
3-Year                  -11.67%                    -8.36%
5-Year                   -4.75%                    -2.19%
10-Year                   0.39%                    -1.38%



STANDARD DEVIATION
                   Cornerstone
                   Value Fund                  S&P 500 Index
                   -----------                 -------------
                      18.84%                       19.40%


Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.


 1<F92>    The hypothetical performance for the Original Class of the
           Hennessy Focus 30 Strategy assumes a September 30 rebalance date.
 *<F93>    Actual returns of Original Class shares of the Fund, net of fees and expenses.
**<F94>    For the period January 1, 2003 through September 16, 2003, returns are hypothetical. For the period September 17, 2003 through December 31, 2003, returns are based on actual performance of the Original Class shares of the Fund.
 ^<F95> For the period January 1, 2008 through March 2, 2008, returns are based on actual performance of the Original Class shares of the Fund. For the period March 3, 2008 through December 31, 2008, returns are actual returns of the Institutional Class shares of the Fund.


MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

Hennessy Advisors, Inc. is the investment manager of each of the Hennessy Funds. The Manager's address is 7250 Redwood Blvd., Suite 200, Novato, CA 94945.

     The Manager has been providing investment advisory services since 1989. The Manager furnishes each Fund with office space and certain administrative services and provides most personnel needed by the Funds.


     Neil J. Hennessy and Frank Ingarra, Jr. are primarily responsible for day-to-day management of the portfolio of each Fund and for developing and executing each Fund's investment program. Mr. Hennessy serves as Chief Investment Officer to the Funds and has been the President and a Director of the Manager, a registered investment advisor, since its organization in 1989. Mr. Ingarra is Vice President, Co-Portfolio Manager and has been employed by the Manager since 2000.


     The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Funds.

MANAGEMENT FEE


For its services, each Fund pays the Manager a monthly management fee based upon its average daily net assets. As of the fiscal year ended October 31, 2008, the Funds paid the following advisory fees:


          FUND                                                  ADVISORY FEE
          ----                                                  ------------
Hennessy Cornerstone Growth Fund                                    0.74%
Hennessy Cornerstone Growth Fund,
  Series II                                                         0.74%
Hennessy Focus 30 Fund                                              0.74%
Hennessy Cornerstone Value Fund                                     0.74%

     A discussion regarding the basis for the Board of Directors approving the investment advisory agreements with the Manager is available in the semi-annual report of the Funds to shareholders for the most recent period ended April 30. As noted above, the Manager has agreed to contractually waive its advisory fee to the extent necessary to insure that "Net Expenses" for the Institutional Class shares of each Fund do not exceed 0.98% of the average daily net assets.

SHAREHOLDER SERVICING AGREEMENT

Each of the Funds offers two Classes of shares, Original and Institutional. The two Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums. Original Class shares are subject to a monthly servicing fee paid to the Manager at an annual rate of 0.10% of the average daily net assets of the applicable Fund. The Institutional Class shares are not subject to any servicing fees.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Advisor may pay additional compensation (at its own expense and not as an expense of the Funds) to certain brokers, dealers or other financial intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing. These payments may be made to intermediaries that provide shareholder servicing and marketing support. You should ask your financial intermediary for more details about any such payments it receives. Notwithstanding the payments described above, the Advisor is prohibited from considering a broker-dealer's sale of Fund shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is called the net asset value ("NAV"). This is calculated by dividing each Fund's assets, minus its liabilities, by the number of shares outstanding. The NAV of each Fund's shares is normally determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays). Each Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost.

     If market quotations are not available, a Fund will value securities at their fair value pursuant to the procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.

     Each Fund will process purchase and redemption orders received by U.S. Bancorp Fund Services, LLC (the "Transfer Agent") prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. It will process purchase and redemption orders that it receives after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open. If an investor sends a purchase or redemption request to the Funds' corporate address, instead of to its Transfer Agent, the Funds will forward it as promptly as practicable to the Transfer Agent, and the effective date of the purchase or redemption request will be delayed until the purchase or redemption request is received by the Transfer Agent.


     FOR QUESTIONS PLEASE CALL

     THE HENNESSY FUNDS
     1-800-966-4354 or
     1-415-899-1555
     9 A.M. - 7 P.M. Eastern Time
     6 A.M. - 4 P.M. Pacific Time

     US BANK, TRANSFER AGENT FOR THE FUNDS
     1-800-261-6950 or
     1-414-765-4124
     9 A.M. - 8 P.M. Eastern Time
     6 A.M. - 5 P.M. Pacific Time


INSTITUTIONAL SHARES AND ACCOUNT MINIMUM INVESTMENTS

Institutional Class shares are available only to shareholders who invest directly in the Funds or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution or servicing fee from the Funds or the Manager. There is also a higher minimum initial investment requirement for Institutional Class shares, as described below. If you qualify as a purchaser of Institutional Class shares, but your account is invested in Original Class shares, you may convert your Original Class shares to Institutional Class shares based on the relative net asset values of the two Classes on the conversion date.

     The minimum initial investment in Institutional Class shares of each Fund is $250,000. There is a $100 subsequent investment requirement for all of the Funds. A $100 minimum exists for each additional investment made through the Automatic Investment Plan for all Funds. The Funds reserve the right to waive or reduce the minimum initial investment amount for Institutional Class shares for purchases made through certain retirement, benefit and pension plans, or for certain classes of shareholders. For investors purchasing Institutional Class shares through a broker-dealer, financial institution or servicing agent, shareholder purchases may be aggregated to meet the minimum initial investment amount. The Manager, in its discretion, may take into account the aggregate assets that a shareholder has in determining if the shareholder meets the minimum initial investment amount.

MARKET TIMING POLICY


Frequent purchases and redemptions of a Fund's shares by a shareholder may harm other shareholders of that Fund by interfering with efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Funds by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of shares of the Funds.



     The Funds track shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Funds. In considering a shareholder's trading activity, the Funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in any of the Funds. If frequent trading or market timing is detected, the Funds, based on their assessment of the severity of the market timing, shall take one or more of the following actions: (1) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account's ability to transact subscriptions; (2) freeze the account demonstrating the activity from transacting further subscriptions; or (3) close the account demonstrating frequent trading activity. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.


TELEPHONE PRIVILEGES

The Funds offer the ability to redeem or exchange shares or purchase additional shares via telephone. If you do not wish to have these telephone privileges on your account, please decline this option in the Account Application. Otherwise, the telephone privileges will be available on your account.

HOW TO PURCHASE SHARES

Shares of the Funds have not been registered for sale outside of the United States. The Funds do not sell shares to non United States citizens. United States citizens living abroad may purchase shares of the Funds only if they have a social security number and a physical address (not a P.O. box) within the United States. The only exception is for United States military with an APO or FPO address.


     You may purchase shares of the Funds by check, wire or Automated Clearing House (ACH) network. The Funds will not accept payment in cash or money orders. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks. In addition, cashiers checks in the amounts of less than $10,000 will not be accepted. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. In addition, the Funds cannot accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.


     The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares. Shares of the Funds have not been registered for sale outside of the United States. The Funds reserve the right to reject any purchase in whole or in part.


     In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds' Anti-Money Laundering Compliance Program. The Funds might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing a P.O. Box will not be accepted, although an alternate mailing address including a P.O. Box may be established. Please contact the Hennessy Funds at 1-800-966-4354 or 1-415-899-1555 if you need additional assistance when completing your application. If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Funds reserve the right to close the account within five business days if clarifying information/documentation is not received.


HOW DO I PURCHASE SHARES BY CHECK?

If you are making an initial investment in a Fund, simply complete the appropriate Account Application and mail it with a check, made payable to "Hennessy Funds," to:

FOR REGULAR MAIL DELIVERY:              FOR OVERNIGHT DELIVERY:
Hennessy Funds                          Hennessy Funds
c/o U.S. Bancorp Fund Services          c/o U.S. Bancorp Fund Services
P.O. Box 701                            615 East Michigan St., 3rd Floor
Milwaukee, WI 53201-0701                Milwaukee, WI 53202-5207

     The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase applications or redemption requests does not constitute receipt by the Transfer Agent.

     Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.

     The Transfer Agent will charge a $25.00 fee against a shareholder's account in addition to any loss sustained by a Fund for any payment, check or electronic funds transfer returned to the Transfer Agent.

HOW DO I PURCHASE SHARES BY WIRE?

A completed Account Application must be sent to the Transfer Agent by U.S. mail or overnight courier to one of the addresses listed above prior to wiring funds. If you are making an initial investment in a Fund, please contact the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 between 9:00 A.M. and 8:00 P.M Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading to make arrangements with a service representative to submit your completed application via mail, overnight delivery or fax. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. If you are making a subsequent purchase, prior to wiring funds, you should be sure to notify the Transfer Agent. U.S. Bank must receive wired funds prior to the close of regular trading on the NYSE (4:00 P.M. Eastern time/1:00 P.M. Pacific time) to receive same day pricing. Wired funds received after that time will be processed the following day with the following day's pricing. The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.


     All wires should specify the name of the Fund, the name(s) in which the account is registered, the account number and the amount being wired for Institutional Class shares of the Fund. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to the Funds.


     To ensure prompt and accurate credit upon receipt of your wire, your bank should transmit immediately available funds by wire in your name to:

HENNESSY FUNDS
c/o U.S. Bank, N.A.          Credit: U.S. Bancorp Fund Services LLC
777 E. Wisconsin Ave.        Account Number: 112-952-137
Milwaukee, WI 53202          Further Credit: Mutual fund name, shareholder
ABA# 075000022               name and account number

CAN I PURCHASE SHARES THROUGH
BROKER-DEALERS?

You may buy, sell and exchange shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or its agent) holds your shares in an omnibus account in the broker's (or its agent's) name, and the broker (or its agent) maintains your individual ownership records. The Manager may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or its agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.


     If you decide to purchase shares through a broker, please carefully review the program materials provided to you by the broker (or its agent), because particular brokers may adopt policies or procedures that are separate from those described in this Prospectus.


     To inquire about an agreement, broker-dealers should call the Funds at 1-800-966-4354 or 1-415-899-1555.

TELEPHONE PURCHASE


You may purchase additional shares of the Funds by calling 1-800-261-6950 or 1-414-765-4124. Unless you have elected to decline telephone privileges on your Account Application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Each telephone purchase for additional shares must be in the amount of $100 or more. If your order is received prior to the close of trading on the NYSE, your shares will be purchased at the net asset value calculated on that date. If an account has more than one owner or authorized person, the Funds will accept telephone instructions form any one owner or authorized person.


AUTOMATIC INVESTMENT PLAN

For your convenience, each Fund offers an Automatic Investment Plan. This plan allows money to be moved from the shareholder's bank account to the shareholder's Fund account on a systematic schedule (e.g., monthly, bimonthly, quarterly or annually) that the shareholder selects. After your initial investment in a Fund, you may authorize that Fund to withdraw amounts of $100 or more.

     If you wish to enroll in this plan, complete the appropriate section on the initial Account Application, or complete the Automatic Investment Plan Application. You may call the Fund at 1-800-966-4354 or 1-415-899-1555 and request an application, or the application can be found at www.hennessyfunds.com. Signed applications should be received by the Transfer Agent at least 15 business days prior to your initial transaction. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. The Funds may terminate or modify this privilege at any time. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-261-6950 or 1-414-765-4124 or in written form five days prior to the effective date.

RETIREMENT PLANS

You may invest in the Funds under the following retirement plans:

     o     Coverdell Education Savings Account

     o     Traditional IRA

     o     Roth IRA

     o     SEP-IRA for sole proprietors, partnerships and corporations

     o     SIMPLE-IRA


     The Funds recommend that investors consult with a financial and/or tax advisor regarding IRAs before investing in them. The annual IRA maintenance fee is $15 (capped at $30 per social security number). The fee for a transfer, distribution or recharacterization of an IRA is $25 per transaction. Complete details on fees are outlined in our Individual Retirement Account & Coverdell Education Savings Account Disclosure Statement.


HOW TO SELL SHARES

You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly through the Funds or through your investment representative. Redemptions that are received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day.

HOW DO I SELL SHARES BY MAIL?


You may redeem your shares by sending a written request to the Transfer Agent. After your request is received in "good order," the Fund will redeem your shares at the next NAV. To be in "good order," redemption requests must include the following: (i) the name of your Fund account; (ii) the account number; (iii) the number of Institutional Class shares of the Fund or the dollar value of Institutional Class shares of the Fund to be redeemed; (iv) any signature guarantees that are required; and (v) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether proceeds are to be sent by mail, wire or electronic funds transfer through the Automated Clearing House (ACH) network to the bank account that you have designated on your Account Application. If you have an individual retirement account ("IRA") or other retirement plan, you must indicate on your redemption request whether or not to withhold federal income tax, generally 10%. Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding. To add wire instructions to an account at the time of the redemption, a signature guarantee is required. The letter should be signed by all shareholders whose names appear on the account registration. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required. Please see the following section "When are signature guarantees required?"


HOW DO I SELL SHARES BY TELEPHONE?

Unless you have declined telephone privileges on your account, you may redeem all or some of your shares, up to a maximum of $100,000, by calling the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 between 9:00 A.M. and 8:00 P.M.
Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading. Redemption requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day. Telephone redemptions will not be accepted for retirement accounts.


     When you establish telephone privileges, you are authorizing the Funds and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. If an account has more than one owner or authorized person, the Funds will accept telephone instructions form any one owner or authorized person. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.


     Before acting on instructions received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon written notice to shareholders. The Funds may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Funds, continuation of the privilege would be detrimental to the Funds and their shareholders. Such temporary suspension can be without prior notification to shareholders.

     You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under "How Do I Purchase Shares by Check?" above. Your written request for telephone privileges must include the Fund name and account number and must be signed by the registered owner(s) of the account. A signature guarantee may also be required. Please contact the Transfer Agent at 1-800-261-6950 before sending your instruction.

     You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

WHEN ARE SIGNATURE GUARANTEES REQUIRED?

To protect the Funds and their shareholders, a signature guarantee is required in the following situations:

     o The redemption request includes a change of address, or a change of address request was received by the Transfer Agent within the last 30 days;


     o The redemption proceeds are to be payable or sent to any person, address or bank account not on record;


     o     When establishing or modifying certain services on the account;

     o     Account ownership is changed;

     o     IRA transfer.

     In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

     Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

     The Funds may waive the signature guarantee for employees and affiliates of the Manager, the Distributor (as defined below), the Administrator (as defined below) and family members of the foregoing.

WHEN WILL I RECEIVE MY REDEMPTION PROCEEDS?


Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you did not purchase your shares by wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first. In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.


     If you redeem by phone, payment will usually be made on the next business day. You may have a check sent to you at your address of record, proceeds may be wired to your predetermined bank account, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network to the pre-determined bank account. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds for a complete redemption, or deducted from your remaining balance for a partial redemption and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires. There is no charge to receive redemption proceeds via the ACH network, however credit may not be available for 2-3 business days.

     Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Funds would do so except in unusual circumstances. If any Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.


CAN MY ACCOUNT BE INVOLUNTARILY CONVERTED?


If your Institutional Class shares account balance falls below $250,000 for any reason, you will be given 60 days to make additional investments so that your account balance is $250,000 or more. If you do not, the Funds may convert your Institutional Class shares into Original Class shares, at which time your account will be subject to the involuntary redemption policies and procedures for Original Class shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares.

HOW TO EXCHANGE SHARES


You may exchange Institutional Class shares of any Fund for shares of any other Hennessy Fund any day the Funds and the NYSE are open for business. Exchange requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day. Please keep in mind each Fund's minimum investment of $250,000 for Institutional Class shares when determining the number of shares you want to exchange. Prior to making an exchange into any other Hennessy Fund, you should obtain and carefully read that Fund's prospectus.


     You may also exchange Institutional Class shares of any Fund for shares of the First American Prime Obligations Fund, a money market mutual fund not affiliated with any of the Hennessy Funds or the Manager. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Manager of an investment in the First American Prime Obligations Fund. Prior to making an exchange into the First American Prime Obligations Fund, you should obtain and carefully read that fund's prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555. If you exchange your Fund shares into shares of the First American Prime Obligations Fund, you may establish checkwriting privileges on that money market account. Contact the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 for a checkwriting application and signature card.


     The Funds reserve the right on notice to shareholders to limit the number of exchanges that can be made in any year to avoid excess Fund expenses. The Funds reserve the right to reject any exchange order. The Funds may modify or terminate the exchange privilege upon written notice to shareholders. Each Fund may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.


HOW DO I EXCHANGE SHARES BY MAIL?

You may exchange your Fund shares simply by sending a written request to the Transfer Agent. You should give the name of your Fund account, account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, and the name of the other fund into which the exchange is being made. If you have an existing account with the other fund, you should also give the name and account number for that fund. The letter should be signed by all shareholders whose names appear on the account registration.

HOW DO I EXCHANGE SHARES BY TELEPHONE?


Unless you have declined telephone privileges on your Account Application, you may also exchange Fund shares by calling the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 before the close of regular trading on the NYSE, which presently is 4:00 P.M. Eastern time/1:00 P.M. Pacific time. If you are exchanging shares by telephone, you will be subject to certain identification procedures, which are listed below under "How Do I Sell Shares by Telephone?". If an account has more than one owner or authorized person, the Funds will accept telephone instructions form any one owner or authorized person. Telephone requests for exchanges will not be accepted with respect to shares represented by certificates.


SYSTEMATIC CASH WITHDRAWAL PROGRAM

The Funds' Original Class shares may be redeemed through the Systematic Cash Withdrawal Program. The Systematic Cash Withdrawal Program is not available for redemption of Institutional Class shares.

DIVIDENDS, DISTRIBUTIONS & TAXES

The Funds will make distributions of dividends and capital gains, if any, annually, usually in November or December of each year.

     You have three distribution options:

     o Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

     o Cash Dividend Option - Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares.

     o All Cash Option - Both dividend and capital gains distributions will be paid in cash.

     If you elect to receive distributions and or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the current NAV of the applicable fund, and to reinvest all subsequent distributions.

     You may make this election on the Account Application. You may change your election by writing to the Transfer Agent or by calling 1-800-261-6950 or 1-414-765-4124.

     Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

     If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

HOUSEHOLDING


To help keep the Funds' costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.


FINANCIAL HIGHLIGHTS


The following table is intended to help you understand the financial performance of the Institutional Class shares of the Cornerstone Growth, Cornerstone Growth, Series II, Focus 30 and Cornerstone Value Funds for the period shown below. Certain information reflects financial results for a single Fund share. The "Total Return" figures show how much your investment would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. This information has been audited by KPMG LLP, an independent registered public accounting firm. Their report and the Funds' financial statements are included in the Annual Report, which is available upon request.



                                                                           Period Ended October 31, 2008 1<F96>,2<F97>
                                                                 ----------------------------------------------------------------
                                                                  Hennessy            Hennessy          Hennessy       Hennessy
                                                                 Cornerstone         Cornerstone          Focus       Cornerstone
                                                                 Growth Fund      Growth, Series II      30 Fund      Value Fund
PER SHARE DATA:
Net asset value, beginning of period                               $13.29              $19.17            $11.15         $13.79
                                                                   ------              ------            ------         ------
   Income from investment operations:
      Net investment gain (loss)                                     0.01                0.02             (0.02)          0.34
      Net realized and unrealized gains (losses) on securities      (4.48)              (8.80)            (3.09)         (5.07)
                                                                   ------              ------            ------         ------
         Total from investment operations                           (4.47)              (8.78)            (3.11)         (4.73)
                                                                   ------              ------            ------         ------
   Less Distributions:
      Dividends from net investment income                              -                   -                 -              -
      Dividends from net realized gains                                 -                   -                 -              -
                                                                   ------              ------            ------         ------
         Total distributions                                            -                   -                 -              -
                                                                   ------              ------            ------         ------
   Redemption fees retained3<F98>                                       -                   -                 -              -
                                                                   ------              ------            ------         ------
   Net asset value, end of period                                  $ 8.82              $10.39            $ 8.04         $ 9.06
                                                                   ------              ------            ------         ------
                                                                   ------              ------            ------         ------
TOTAL RETURN                                                     (34.13)%            (45.80)%          (27.89)%       (34.30)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)                             $5.09               $0.06            $26.78          $0.87
   Ratio of expenses to average net assets:
      Before expense reimbursement                                  1.12%               1.22%             1.13%          1.14%
      After expense reimbursement                                   0.98%4<F99>         0.98%4<F99>       0.98%4<F99>    0.98%4<F99>
   Ratio of net investment income to average net assets
      Before expense reimbursement                                  0.15%               0.17%           (0.28)%          4.94%
      After expense reimbursement                                   0.29%               0.41%           (0.13)%          5.10%
   Portfolio turnover rate                                           103%                 75%              123%            53%



1<F96>    Institutional Class shares commenced operations on March 3, 2008.
2<F97> All ratios for the period have been annualized, except portfolio turnover and total return.
3<F98>    Amount  is  less  than  $0.01.
4<F99> The Advisor has agreed to cap the Institutional Class Share expenses at 0.98%.


PRIVACY POLICY

We collect the following non-public personal information about you:

     o information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

          and

     o information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information and other financial information.

     We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

     In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

FUND SYMBOLS, CUSIPS AND
SEC FUND IDENTIFIERS


The Institutional Class shares of the Hennessy Funds have the following fund symbols, cusips and SEC fund identifiers:



                                                                         SEC FUND IDENTIFIER
                                                                         -------------------
FUND - INSTITUTIONAL CLASS                      SYMBOL     CUSIP         SERIES         CLASS
--------------------------                      ------     -----         ------         -----
Hennessy Cornerstone Growth Fund                HICGX      425888500     S000000838     C000060822
Hennessy Cornerstone Growth Fund, Series II     HINLX      42588P304     S000000837     C000060825
Hennessy Focus 30 Fund                          HIFTX      425888609     S000000839     C000060823
Hennessy Cornerstone Value Fund                 HICVX      425888401     S000000840     C000060824


                            Not part of prospectus.

TO LEARN MORE ABOUT THE FUNDS you may want to read the Funds' Statement of Additional Information (or "SAI"), which contains additional information about the Funds. The Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

     You also may learn more about the Funds' investments by reading the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

     The SAI is available, and the annual and semi-annual reports will be available, to shareholders and prospective investors, without charge, upon request, simply by calling 1-800-966-4354. The Funds also make available the SAI and the annual and semi-annual reports, free of charge, on their Internet website (http://www.hennessyfunds.com).

     Prospective investors and shareholders who have questions about the Funds may also call the above number or write to the following address:

          THE HENNESSY FUNDS
          7250 Redwood Blvd.
          Suite 200
          Novato, CA 94945

     The general public can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-992-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov., or by writing to:

          PUBLIC REFERENCE SECTION
          Securities and Exchange Commission
          Washington, D.C. 20549-0102

     When seeking information about the Hennessy Cornerstone Growth Fund, Hennessy Focus 30 Fund or Cornerstone Value Fund from the Securities and Exchange Commission please refer to the Hennessy Mutual Funds' Investment Company Act File No. 811-07695. When seeking information about the Hennessy Cornerstone Growth Fund, Series II from the Securities and Exchange Commission please refer to the Hennessy Funds Trust's Investment Company Act File No. 811-07168.

       Investment Company Act File No. 811-07695 (Hennessy Mutual Funds)
        Investment Company Act File No. 811-07168 (Hennessy Funds Trust)

                             (HENNESSY FUNDS LOGO)
                          FORMULAS FOR SMART INVESTING

                             WWW.HENNESSYFUNDS.COM

                                FOR INFORMATION,
                            QUESTIONS OR ASSISTANCE,
                                  PLEASE CALL
                               THE HENNESSY FUNDS

                               1-800-966-4354 or
                               1-415-899-1555

HENNESSY FUNDS
INSTITUTIONAL CLASS
Hennessy Cornerstone Growth Fund
Hennessy Cornerstone
  Growth Fund, Series II
Hennessy Focus 30 Fund
Hennessy Cornerstone Value Fund

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd.
Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING
AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

DIRECTORS
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

THE HENNESSY MUTUAL FUNDS, INC.  HENNESSY CORNERSTONE GROWTH FUND
HENNESSY FUNDS TRUST             ("CORNERSTONE GROWTH FUND")
THE HENNESSY FUNDS, INC.         HENNESSY CORNERSTONE GROWTH FUND, SERIES II
7250 REDWOOD BLVD.               ("CORNERSTONE GROWTH FUND II")
SUITE 200                        HENNESSY FOCUS 30 FUND
NOVATO, CALIFORNIA  94945        ("FOCUS 30 FUND")
TELEPHONE: 1-800-966-4354        HENNESSY CORNERSTONE VALUE FUND
           1-415-899-1555        ("CORNERSTONE VALUE FUND")
                                 HENNESSY TOTAL RETURN FUND
                                 ("TOTAL RETURN FUND")
                                 HENNESSY BALANCED FUND
                                 ("BALANCED FUND")
                                 (EACH, A "FUND," AND COLLECTIVELY, THE "FUNDS")

                       STATEMENT OF ADDITIONAL INFORMATION


                             DATED FEBRUARY 27, 2009



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current Prospectus of the Funds for the Original Class shares and for the Institutional Class shares (collectively, "Fund Prospectus"), each dated February 27, 2009. A copy of the Fund Prospectus may be obtained by calling or writing to the Funds at the telephone number or address shown above.



The following financial statements are incorporated by reference to the Annual Report, dated October 31, 2008, of The Hennessy Mutual Funds, Inc. (File No. 811-07695), Hennessy Funds Trust (File No. 811-07168) and The Hennessy Funds, Inc. (File No. 811-07493), as filed with the Securities and Exchange Commission on January 9, 2009:


     -    Statements of Assets and Liabilities

     -    Statements of Operations

     -    Statement of Cash Flows (Total Return Fund only)

     -    Statements of Changes in Net Assets

     -    Financial Highlights

     -    Schedules of Investments

     -    Notes to the Financial Statements

     -    Report of Independent Registered Public Accounting Firm

A copy of the Annual Report may be obtained, without charge, by calling the toll-free telephone number shown above.

                                TABLE OF CONTENTS


FUND HISTORY AND CLASSIFICATION............................................    3
INVESTMENT RESTRICTIONS....................................................    3
INVESTMENT CONSIDERATIONS..................................................    7
DIRECTORS/TRUSTEES AND OFFICERS............................................   12
OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS.........................   18
MANAGEMENT OF THE FUNDS....................................................   22
PORTFOLIO TRANSACTIONS.....................................................   31
DISCLOSURE OF PORTFOLIO HOLDINGS...........................................   34
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................   35
VALUATION OF SHARES........................................................   35
ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES.......................   36
DESCRIPTION OF SECURITIES RATINGS..........................................   38
ANTI-MONEY LAUNDERING PROGRAM..............................................   39
OTHER INFORMATION..........................................................   39

                         FUND HISTORY AND CLASSIFICATION

          The Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund are organized as separate investment portfolios or series of Hennessy Mutual Funds, Inc. ("HMFI"), a Maryland corporation that was incorporated on May 20, 1996. HMFI is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"). Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund is a diversified portfolio.


          The Cornerstone Growth Fund II, the Hennessy Cornerstone Large Growth Fund ("Large Growth Fund") and the Hennessy Select Large Value Fund ("Large Value Fund") are organized as separate investment portfolios or series of Hennessy Funds Trust ("HFT"), a Delaware statutory trust, that was organized on September 17, 1992. Prior to July 1, 2005, both HFT and the Cornerstone Growth Fund II were known as "The Henlopen Fund." HFT is an open-end, management investment company registered under the 1940 Act. Each of the Cornerstone Growth Fund II, the Large Growth Fund and the Large Value Fund is a diversified portfolio. Information specific to each of the Large Growth Fund and the Large Value Fund is contained in a separate Statement of Additional Information (as of the date of this SAI the Large Growth Fund and the Large Value Fund had not commenced operations).



          The Total Return Fund and Balanced Fund are organized as separate investment portfolios or series of Hennessy Funds, Inc. ("HFI," and together with HMFI and HFT, the "Hennessy Funds"), a Maryland corporation that was incorporated on January 11, 1996. HFI is an open-end management investment company registered under the 1940 Act. Neither the Total Return Fund nor the Balanced Fund is a diversified portfolio.



          The Cornerstone Growth Fund, Cornerstone Growth Fund II, Focus 30 Fund and Cornerstone Value Fund offer Institutional Class shares.


                             INVESTMENT RESTRICTIONS

ALL FUNDS OTHER THAN CORNERSTONE GROWTH FUND II

          FUNDAMENTAL POLICIES. The investment restrictions set forth below are fundamental policies of each Fund, which cannot be changed with respect to a Fund without the approval of the holders of the lesser of (i) 67% or more of the Fund's shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund's outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time an investment is made. A later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted.

          (1) No Fund will make an investment in any one industry if the investment would cause the aggregate value of the Fund's investment in such industry to equal or exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), certificates of deposit and bankers' acceptances.

          (2) No Fund will purchase securities of any one issuer (except U.S. Government Securities), if as a result at the time of purchase more than 5% of the Fund's total assets would be invested in such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund and 50% of the total assets of the Total Return Fund and Balanced Fund may be invested without regard to this restriction.

          (3) No Fund will purchase securities on margin (except for short-term credit necessary for clearance of Fund transactions), or write put or call options, except that each of the Cornerstone Growth Fund,

Focus 30 Fund and Cornerstone Value Fund may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts.

          (4) Neither the Total Return Fund nor the Balanced Fund will purchase or sell commodities or commodity contracts. None of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund will purchase commodities or commodity contracts, except to the extent described in the Fund Prospectus and this SAI with respect to futures and related options.

          (5) No Fund will underwrite securities of other issuers except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933, as amended ("1933 Act"), in selling portfolio securities.

          (6) None of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund will purchase or sell real estate, except that, to the extent permitted by applicable law, each of these Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. Neither the Total Return Fund nor the Balanced Fund will purchase or sell real estate or real estate mortgage loans or will invest in real estate limited partnerships.

          (7) Except as otherwise set forth below, no Fund will make loans, provided that for purposes of this restriction, the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, short-term commercial paper and commercial paper master notes, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Fund Prospectus and this SAI shall not be deemed to be the making of a loan. The Funds may enter into repurchase agreements and each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may make loans of Fund securities, provided that entering into repurchase agreements and lending of Fund securities may be made only in accordance with applicable law, the Fund Prospectus and this SAI, as they may be amended from time to time.

          (8) None of the Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund and Balanced Fund will borrow money or issue senior securities, except that each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may borrow an amount up to 33-1/3% of its total assets and the Balanced Fund may borrow an amount up to 10% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. Neither the Total Return Fund nor the Balanced Fund will pledge or hypothecate its assets, except to secure permitted borrowings. None of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may pledge its assets other than to secure such borrowings or, to the extent permitted by the Funds' investment policies as set forth in the Fund Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short-sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of the Funds. The Balanced Fund will not purchase any portfolio securities so long as any borrowed amounts remain outstanding. The Total Return Fund may borrow money or issue senior securities to the extent permitted by the Act.

          (9) Neither the Total Return Fund nor the Balanced Fund will make investments for the purpose of exercising control or management of any company.

          (10) Neither the Total Return Fund nor the Balanced Fund will make short sales of securities or maintain a short position.

          (11) Neither the Total Return Fund nor the Balanced Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

          OTHER INVESTMENT RESTRICTIONS. The following investment restrictions (or operating policies) may be changed with respect to a Fund by the Board of Directors without shareholder approval.

          (1) No Fund will invest in illiquid securities if at the time of acquisition more than 15% of its net assets would be invested in such securities. "Illiquid securities" are securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, that do not mature within seven days, or that the Manager, in accordance with guidelines approved by the Board of Directors, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.

          (2) No Fund will purchase the securities of other investment companies except to the extent such purchases are permitted by applicable law.

          (3) No Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Hennessy Funds or an officer, director or other affiliated person of the Manager (as defined in "MANAGEMENT OF THE FUNDS," below).

          (4) None of the Cornerstone Growth Fund, Focus 30 Fund or Cornerstone Value Fund will make investments for the purpose of exercising control or management of any company.

          (5) None of the Cornerstone Growth Fund, Focus 30 Fund or Cornerstone Value Fund will make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

          (6) None of the Cornerstone Growth Fund, Focus 30 Fund or Cornerstone Value Fund will write, purchase or sell puts, call straddles, spreads or combinations thereof, except to the extent permitted in the Fund Prospectus and this SAI, as they may be amended from time to time.

          (7) Neither the Total Return Fund nor the Balanced Fund will invest in securities of any issuer that has a record of less than three years of continuous operation, including the operation of any predecessor business of a company that came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

CORNERSTONE GROWTH FUND II

          FUNDAMENTAL POLICIES. The investment restrictions set forth below are fundamental policies of the Cornerstone Growth Fund II, which cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Fund's shares present or represented at a shareholder's meeting at which holders of more than 50% of the Fund's outstanding shares are present or represented or
(ii) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all percentage limitations apply to the Cornerstone Growth Fund II only at the time an investment is made. A later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions.

     1. The Cornerstone Growth Fund II will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Cornerstone Growth Fund II's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets.

     2. The Cornerstone Growth Fund II will not borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets. The Cornerstone Growth Fund II will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of its net assets. The Cornerstone Growth Fund II will not purchase securities while it has any outstanding borrowings.

     3. The Cornerstone Growth Fund II will not lend money, except by purchasing publicly distributed debt securities or entering into repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the Fund's total assets. The Cornerstone Growth Fund II will not lend its portfolio securities.

     4. The Cornerstone Growth Fund II will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund's total assets, taken at current value, would be invested in securities of registered closed-end investment companies.

     5. The Cornerstone Growth Fund II will not make investments for the purpose of exercising control or management of any company.

     6. The Cornerstone Growth Fund II will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of
Section 5(b)(1) of the 1940 Act (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.)

     7. The Cornerstone Growth Fund II will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government securities, in securities issued by companies engaged in the same industry.

     8. The Cornerstone Growth Fund II will not acquire or retain any security issued by a company, an officer or director of which is an officer or trustee of the Fund or an officer, director or other affiliated person of its investment adviser.

     9. The Cornerstone Growth Fund II will not acquire or retain any security issued by a company if any of the trustees or officers of the Fund, or directors, officers or other affiliated persons of its investment adviser beneficially own more than 0.5% of such company's securities and all of the above persons owning more than 0.5% own together more than 5% of its securities.

     10. The Cornerstone Growth Fund II will not act as an underwriter or distributor of securities other than shares of the Fund and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

     11. The Cornerstone Growth Fund II will not purchase any interest in any oil, gas or any other mineral exploration or development program.

     12. The Cornerstone Growth Fund II will not purchase or sell real estate or real estate mortgage loans.

     13. The Cornerstone Growth Fund II will not purchase or sell commodities or commodities contracts, including futures contracts.

          OTHER INVESTMENT RESTRICTIONS. The following investment restrictions (or operating policies) of the Cornerstone Growth Fund II may be changed by the Board of Trustees without shareholder approval.

          (1) The Cornerstone Growth Fund II will not invest in illiquid securities if at the time of acquisition more than 15% of its net assets would be invested in such securities. "Illiquid securities" are securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, that do not mature within seven days, or that the Manager (as defined in "MANAGEMENT OF THE FUNDS" below), in accordance with guidelines approved by the Board of Trustees, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

          (2) The Cornerstone Growth Fund II will not make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

                            INVESTMENT CONSIDERATIONS

          The Fund Prospectus describes the principal investment strategies and risks of the Funds. This section expands upon that discussion and also describes non-principal investment strategies and risks of the Funds.

     DOW JONES INDUSTRIAL AVERAGE. The Total Return Fund and Balanced Fund invest in stocks in The Dow Jones Industrial Average ("DJIA"). The DJIA consists of the following 30 common stocks:


Aluminum Co. of America (ALCOA)               Johnson & Johnson
American Express Co.                          Kraft Foods Inc.
AT&T Inc.                                     McDonald's Corp.
Bank of America Corp.                         Merck & Co., Inc.
Caterpillar Inc.                              Microsoft Corp.
Chevron Corp.                                 Minnesota Mining & Manufacturing Co. (3M)
Citigroup Inc.                                Pfizer Inc.
E.I du Pont De Nemours & Co., Inc.            Procter & Gamble Co.
Exxon Mobil Corporation                       The Boeing Co.
General Electric Co.                          The Coca-Cola Company
General Motors Corporation                    The Home Depot, Inc.
Hewlett-Packard Co.                           The Walt Disney Company
Intel Corp.                                   United Technologies Corp.

International Business Machines Corp. (IBM)   Verizon Communications Inc.
J.P. Morgan & Co., Inc.                       Wal-Mart Stores, Inc.


The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with either Fund or the Funds' investment adviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Funds or in the selection of stocks included in the Funds and has not approved any information included herein related thereto.

          The first DJIA, consisting of 12 stocks, was published in The Wall Street Journal in 1896. The list grew to 20 stocks in 1916 and to 30 stocks on October 1, 1928. Dow Jones & Company, Inc. from time to time changes the stocks comprising the DJIA, although such changes are infrequent.


          The investment strategies of each of the Total Return Fund and Balanced Fund are unlikely to be affected by the requirement that it not concentrate its investments since currently no more than three companies in the DJIA are engaged primarily in any one industry. Similarly, each of these Fund's investment strategies is unlikely to be materially affected by the requirement that it meet the diversification requirements of the Internal Revenue Code since each of these Funds will have approximately 50% of its assets invested in U.S. Treasury securities and the remainder of its assets divided among at least ten stocks. However, the diversification requirement for each of the Total Return Fund and Balanced Fund may preclude it from effecting a purchase otherwise dictated by its investment strategy. Finally, because of the requirements of the Act, each of these Funds will not invest more than 5% of its total assets in the common stock of any issuer that derives more than 15% of its revenues from securities-related activities. From time to time, this requirement may preclude each of the Total Return Fund and Balanced Fund from effecting a purchase otherwise dictated by its investment strategy.


          SPECIAL CONSIDERATION RELATING TO DEPOSITARY RECEIPTS. As noted in the Fund Prospectus, the Cornerstone Growth Fund, Cornerstone Growth Fund II and Cornerstone Value Fund may each invest in the securities of foreign issuers, including American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the investment policies of the Cornerstone Growth Fund, Cornerstone Growth Fund II and Cornerstone Value Fund, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.

          Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the foreign investments of the Cornerstone Growth Fund, Cornerstone Growth Fund II and Cornerstone Value Fund may be significantly affected by changes in currency exchange rates and these Funds may incur costs in converting securities denominated in foreign currencies to U.S. dollars. Although these Funds intend to invest in securities of foreign issuers domiciled in nations which the Funds' investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

          Many of the foreign securities held in the form of ADRs by the Cornerstone Growth Fund, Cornerstone Growth Fund II and Cornerstone Value Fund are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Cornerstone Growth Fund and Cornerstone Value Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

          Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Cornerstone Growth Fund, Cornerstone Growth Fund II and Cornerstone Value Fund would be subject.

          ILLIQUID SECURITIES. Each of the Cornerstone Growth Fund, Cornerstone Growth Fund II, Focus 30 Fund and Cornerstone Value Fund may invest up to 15% of its net assets in illiquid securities, although it is not expected that any of these Funds will invest in illiquid securities.

          Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Cornerstone Growth Fund, Cornerstone Growth Fund II, Focus 30 Fund or Cornerstone Value Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time such Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

          In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

          Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities held by the Cornerstone Growth Fund, Cornerstone Growth Fund II, Focus 30 Fund or Cornerstone Value Fund, however, could affect adversely the marketability of securities of each of these Funds and these Funds might be unable to dispose of such securities promptly or at favorable prices.

          The Board of Directors/Trustees has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trades for the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Cornerstone Growth Fund, Cornerstone Growth Fund II, Focus 30 Fund and Cornerstone Value Fund and reports periodically on such decisions to the Board of Directors/Trustees.

          REPURCHASE AGREEMENTS. Each Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the "underlying security") from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund's approved list. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors/Trustees. The Manager will review and monitor the creditworthiness of those institutions under the Board's general supervision.

          At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. Each Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including (1) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and
(3) expenses of enforcing its rights.

          LENDING OF FUND SECURITIES. In accordance with applicable law, each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund, to earn additional income, may lend portfolio securities (representing not more than 33-1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified, but only when the borrower maintains with each of these Fund's custodian bank collateral either in cash or money market instruments in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities and capital or even loss of rights in the collateral should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise. However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration that can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors/Trustees. During the period of the loan the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund will retain authority to terminate any loan at any time. Each of these Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each of these Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

          CASH AND SHORT-TERM SECURITIES. Each Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in securities in accordance with the Fund's investment strategy, or to pay expenses or meet redemption requests. The Manager generally will not use investments in cash and short-term securities for temporary defensive purposes.

          Short-term securities in which the Funds may invest include certificates of deposit, commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), U.S. Government Securities, repurchase agreements involving such securities and shares of money market mutual funds. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

          With respect to money market mutual funds, in addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by that Fund's shareholders.

          The Manager does not expect assets invested in cash or liquid short-term securities to exceed 5% of any Fund's total assets at any time except during rebalance periods or when shareholder and/or redemption activity is excessive.

          BORROWING. Each of the Funds, except the Total Return Fund, may borrow money from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may borrow for such purposes in an amount up to 33% of its total assets, while the Cornerstone Growth Fund II may borrow for such purposes in an amount up to 5% of its total assets and the Balanced Fund may borrow for such purposes in an amount up to 10% of its total assets. The borrowing policy is a fundamental policy of each of these Funds, which cannot be changed with respect to a Fund without shareholder approval as described in "INVESTMENT RESTRICTIONS" above.

          The Total Return Fund intends to borrow for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique, which increases investment risk, but also increases investment opportunity. Since approximately half of the Total Return Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Total Return Fund when it leverages its investments will increase more when the Total Return Fund's portfolio assets increase in value and decrease more when the Total Return Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Total Return Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Total Return Fund intends to use leverage whenever it is able to borrow on terms considered by its investment adviser to be reasonable.

          As required by the Act, the Total Return Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Total Return Fund's assets should fail to meet this 300% coverage test, the Total Return Fund, within three days (not including Sundays and holidays), will reduce the amount of the Total Return Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. Borrowing from a bank as a temporary measure for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.

          The Total Return Fund may enter into reverse repurchase agreements, which are considered to be borrowings under the Act. Under a reverse repurchase agreement, the Total Return Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. When the Total Return Fund enters into a reverse repurchase agreement, it will maintain cash or liquid securities having a value equal to or greater than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Total Return Fund may decline below the price of the securities it is obligated to repurchase.

                         DIRECTORS/TRUSTEES AND OFFICERS


          The business and affairs of the Hennessy Funds are managed by their Officers under the direction of their respective Board of Directors/Trustees. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the Directors/Trustees and Officers of the Hennessy Funds are set forth below. The Cornerstone Growth Fund, Cornerstone Growth Fund II, Focus 30 Fund, Cornerstone Value Fund, Hennessy Total Return Fund, Balanced Fund, Large Growth Fund and Large Value Fund (as of the date of this SAI the Large Growth Fund and Large Value Fund had not commenced operations) are the only funds in the fund complex.



                                                                                                    Number of
                                                                                                   Portfolios
                                                                                                     in the
                                                                                                  Fund Complex
                                                       Term of                                     Overseen by          Other
                              Position(s) Held    Office and Length    Principal Occupation(s)      Director/     Directorships Held
Name, Address, and Age         with the Funds      of Time Served        During Past 5 Years         Trustee     by Director/Trustee
---------------------------  ------------------  ------------------  --------------------------  --------------  -------------------
DISINTERESTED DIRECTORS (AS DEFINED BELOW)

J. Dennis DeSousa            Director/Trustee    Indefinite, until   Currently a real estate            8        None.
Age: 72                                          successor elected   investor.
Address:
c/o Hennessy Advisors, Inc.                      Served since
7250 Redwood Blvd.                               January 1996 HMFI
Suite 200                                        and HFI; and since
Novato, CA 94945                                 July 2005 HFT

Robert T. Doyle              Director/Trustee    Indefinite, until   Currently the Sheriff of           8        None.
Age: 62                                          successor elected   Marin County, California
Address:                                                             (since 1996) and has been
c/o Hennessy Advisors, Inc.                      Served since        employed in the Marin
7250 Redwood Blvd.                               January 1996 HMFI   County Sheriff's Office in
Suite 200                                        and HFI; and since  various capacities since
Novato, CA 94945                                 July 2005 HFT       1969.

Gerald P. Richardson         Director/Trustee    Indefinite, until   Formerly the Chief                 8        None.
Age: 63                                          successor elected   Executive Officer and
Address:                                                             owner of ORBIS Payment
c/o Hennessy Advisors, Inc.                      Served since May    Services. Mr. Richardson
7250 Redwood Blvd.                               2004 HMFI and HFI;  is now an independent
Suite 200                                        and since July      consultant in the
Novato, CA 94945                                 2005 HFT            securities industry.

                                                                                                    Number of
                                                                                                   Portfolios
                                                                                                     in the
                                                                                                  Fund Complex
                                                       Term of                                     Overseen by          Other
                              Position(s) Held    Office and Length    Principal Occupation(s)      Director/     Directorships Held
Name, Address, and Age         with the Funds      of Time Served        During Past 5 Years         Trustee     by Director/Trustee
---------------------------  ------------------  ------------------  --------------------------  --------------  -------------------
"INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT)

Neil J. Hennessy(1)          Director/Trustee    Director/Trustee:   President, Chairman, CEO           8        Director of
Age: 53                      and Chairman of     Indefinite, until   and Co-Portfolio Manager                    Hennessy Advisors,
Address:                     the Board           successor elected   of Hennessy Advisors,                       Inc.
c/o Hennessy Advisors, Inc.                                          Inc., the Hennessy Funds'
7250 Redwood Blvd.                               Served since        investment adviser, since
Suite 200                                        January 1996 HMFI   1989; President of HMFI
Novato, CA 94945                                 and HFI; and since  and HFI from 1996 through
                                                 July 2005 HFT       June 2008, and President
                                                                     of HFT from 2005 through
                                                                     June 2008.

                                                 Officer:
                                                 1 year term

                                                 Served since June
                                                 2008 HMFI, HFI and
                                                 HFT

Kevin A. Rowell (1)          President           1 year term         Mr. Rowell was President          N/A       None.
Age: 48                                                              of Pioneer Funds
Address:                                         Since June 2008     Distributor from January
c/o Hennessy Advisors, Inc.                      HMFI, HFI and HFT   2006 to July 2007; from
7250 Redwood Blvd.                                                   April 2004 through
Suite 200                                                            November 2005, Mr. Rowell
Novato, CA 94945                                                     was Executive Vice
                                                                     President at Charles
                                                                     Schwab & Co., Inc.; and
                                                                     from September 2002
                                                                     through April 2004 was
                                                                     President SAFECO Mutual
                                                                     Funds.

Frank Ingarra, Jr. (1)       Co-Portfolio        1 year term         Mr. Ingarra is                    N/A       None.
Age:  37                     Manager and Vice                        Co-Portfolio Manager for
Address:                     President           Since August 2002   Hennessy Advisors, Inc.,
c/o Hennessy Advisors, Inc.                      HMFI and HFI; and   the Hennessy Funds'
7250 Redwood Blvd.                               since July 2005     investment adviser. Mr.
Suite 200                                        HFT                 Ingarra has been with the
Novato, CA 94945                                                     Hennessy Funds and
                                                                     Hennessy Advisors, Inc.
                                                                     since 2004. He is a Vice
                                                                     President of the Hennessy
                                                                     Funds.


----------
(1) All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Hennessy Funds.

                                                                                                    Number of
                                                                                                   Portfolios
                                                                                                     in the
                                                                                                  Fund Complex
                                                       Term of                                     Overseen by          Other
                              Position(s) Held    Office and Length    Principal Occupation(s)      Director/     Directorships Held
Name, Address, and Age         with the Funds      of Time Served        During Past 5 Years         Trustee     by Director/Trustee
---------------------------  ------------------  ------------------  --------------------------  --------------  -------------------
INTERESTED PERSONS

Harry F. Thomas(1)           Vice President,     1 year term         Vice President, Chief             N/A       None.
Age: 62                      Chief Compliance                        Compliance Officer for
Address:                     Officer             Since September     Hennessy Advisors, Inc.,
c/o Hennessy Advisors, Inc.                      2004 HMFI and HFI;  the Hennessy Funds'
7250 Redwood Blvd.                               and since July      investment adviser, since
Suite 200                                        2005 HFT            2004; retired business
Novato, CA 94945                                                     executive from 2001
                                                                     through 2004; and director
                                                                     of the Hennessy Funds from
                                                                     2000 to May 2004.

Ana Miner(1)                 Vice President of   1 year term         Has been employed by              N/A       None.
Age: 51                      Operations                              Hennessy Advisors, Inc.,
Address:                                         Since March 2000    the Hennessy Funds'
c/o Hennessy Advisors, Inc.                      HMFI and HFI; and   investment adviser, since
7250 Redwood Blvd.                               since July 2005     1998.
Suite 200                                        HFT
Novato, CA 94945

Teresa M. Nilsen(1)          Executive Vice      1 year term         Currently Executive Vice          N/A       Director of
Age: 42                      President and                           President, Chief Financial                  Hennessy Advisors,
Address:                     Treasurer           Since January 1996  Officer and Secretary of                    Inc.
c/o Hennessy Advisors, Inc.                      HMFI and HFI; and   Hennessy Advisors, Inc.,
7250 Redwood Blvd.                               since July 2005     the Hennessy Funds'
Suite 200                                        HFT                 investment adviser; Ms.
Novato, CA 94945                                                     Nilsen has been the
                                                                     corporate secretary and a
                                                                     financial officer of
                                                                     Hennessy Advisors, Inc.
                                                                     since 1989; Ms. Nilsen has
                                                                     been an officer of the
                                                                     Hennessy Funds since 1996,
                                                                     currently she is Executive
                                                                     Vice President and
                                                                     Treasurer.

Daniel B. Steadman(1)        Executive Vice      1 year term         Executive Vice President          N/A       Director of
Age: 52                      President and                           of Hennessy Advisors,                       Hennessy Advisors,
Address:                     Secretary           Since March 2000    Inc., the Hennessy Funds'                   Inc.
c/o Hennessy Advisors, Inc.                      HMFI and HFI; and   investment adviser, from
7250 Redwood Blvd.                               since July 2005     2000 to the present; Mr.
Suite 200                                        HFT                 Steadman has been
Novato, CA 94945                                                     Executive Vice President
                                                                     and Secretary of the
                                                                     Hennessy Funds since 2000.

----------
(1) All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Hennessy Funds.

                                                                                                    Number of
                                                                                                   Portfolios
                                                                                                     in the
                                                                                                  Fund Complex
                                                       Term of                                     Overseen by          Other
                              Position(s) Held    Office and Length    Principal Occupation(s)      Director/     Directorships Held
Name, Address, and Age         with the Funds      of Time Served        During Past 5 Years         Trustee     by Director/Trustee
---------------------------  ------------------  ------------------  --------------------------  --------------  -------------------

Tania A. Kelley(1)           Vice President of   1 year term         Has been employed by              N/A       None.
Age: 43                      Marketing                               Hennessy Advisors, Inc.,
Address:                                         Since October 2003  the Hennessy Funds'
c/o Hennessy Advisors, Inc.                      HMFI and HFI; and   investment adviser, since
7250 Redwood Blvd.                               since July 2005     October 2003; Director of
Suite 200                                        HFT                 Sales and Marketing for
Novato, CA 94945                                                     Comcast from 2000 through
                                                                     2003.

Brian Peery(1)               Vice President of   1 year term         Has been employed by              N/A       None.
Age: 39                      Sales                                   Hennessy Advisors, Inc.,
Address:                                         Since March 2003    the Hennessy Funds'
c/o Hennessy Advisors, Inc.                      HMFI and HFI; and   investment adviser, since
7250 Redwood Blvd.                               since July 2005     June 2002; Vice President
Suite 200                                        HFT                 of Institutional Sales and
Novato, CA 94945                                                     Senior Analyst with Brad
                                                                     Peery Inc. from June 2000
                                                                     to June 2002; from 1996 to
                                                                     2002, Mr. Peery worked for
                                                                     Haywood Securities where
                                                                     has was a Vice President.


----------
(1) All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Hennessy Funds.

          Pursuant to the terms of the Management Agreements (as defined below) with HMFI, HFT and HFI, the Manager, on behalf of the Funds, pays the compensation of all Officers and Directors/Trustees who are affiliated persons of the Manager.


          The Board of Directors/Trustees has an Audit Committee whose members are Messrs. DeSousa, Doyle (Chairman) and Richardson. The primary functions of the Audit Committee are to recommend to the Board of Trustees the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' independent registered public accounting firm and financial records. The Audit Committee met twice during the fiscal year ended October 31, 2008.


          The Hennessy Funds pay Directors/Trustees who are not interested persons of the Funds (each, a "Disinterested Director") fees for serving as Directors/Trustees. Specifically, HMFI pays each Disinterested Director a $2,250 fee for each meeting of the Board of Directors/Trustees attended, of which each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund pays one-third. HFT pays each Disinterested Director a $750 fee for each meeting of the Board of Trustees attended. HFI pays each Disinterested Director a $1,000 fee for each meeting of the Board of Directors/Trustees attended, of which each of the Total Return Fund and Balanced Fund each pays one-half. The Hennessy Funds may also reimburse Directors/Trustees for travel expenses incurred in order to attend meetings of the Board of Directors/Trustees.


          The table below sets forth the compensation paid by HMFI to each of the current Directors of HMFI for services as directors for the fiscal year ended October 31, 2008:


                               COMPENSATION TABLE


                                                Pension or                              Total
                                                Retirement                           Compensation
                                Aggregate    Benefits Accrued      Estimated        from HMFI and
                              Compensation      As Part of      Annual Benefits    Fund Complex (1)
Name of Person                  from HMFI      Fund Expenses    Upon Retirement   Paid to Directors
--------------                ------------   ----------------   ---------------   -----------------
DISINTERESTED DIRECTORS
J. Dennis DeSousa                $11,250            $0                 $0              $20,000
Robert T. Doyle                  $11,250            $0                 $0              $20,000
Gerald P. Richardson             $11,250            $0                 $0              $20,000
"INTERESTED PERSONS"
   (AS DEFINED IN THE 1940
   ACT)
Neil J. Hennessy                 $     0            $0                 $0              $     0



----------
(1) The Cornerstone Growth Fund, Cornerstone Growth Fund II, Focus 30 Fund, Cornerstone Value Fund, Hennessy Total Return Fund, Balanced Fund, Large Growth Fund and Large Value Fund (as of the date of this SAI the Large Growth Fund and Large Value Fund had not commenced operations) are the only funds in the fund complex.

          The table below sets forth the compensation paid by HFT to each of the current Trustees of HFT for services as Trustees for the twelve months ended October 31, 2008:


                               COMPENSATION TABLE


                                                Pension or                              Total
                                                Retirement                          Compensation
                                Aggregate    Benefits Accrued      Estimated        from HMF and
                              Compensation      As Part of      Annual Benefits   Fund Complex (1)
Name of Person                  from HMF       Fund Expenses    Upon Retirement   Paid to Trustees
--------------                ------------   ----------------   ---------------   ----------------
DISINTERESTED DIRECTORS
J. Dennis DeSousa                $3,750             $0                 $0              $20,000
Robert T. Doyle                  $3,750             $0                 $0              $20,000
Gerald P. Richardson             $3,750             $0                 $0              $20,000
"INTERESTED PERSONS"
   (AS DEFINED IN THE 1940
   ACT)
Neil J. Hennessy                 $    0             $0                 $0              $     0



----------
(1) The Cornerstone Growth Fund, Cornerstone Growth Fund II, Focus 30 Fund, Cornerstone Value Fund, Hennessy Total Return Fund, Balanced Fund, Large Growth Fund and Large Value Fund (as of the date of this SAI the Large Growth Fund and Large Value Fund had not commenced operations) are the only funds in the fund complex.

          The table below sets forth the compensation paid by HFI to each of the current Directors of HFI for services as directors for the fiscal year ended October 31, 2008


                               COMPENSATION TABLE


                                                Pension or                              Total
                                                Retirement                           Compensation
                                Aggregate    Benefits Accrued      Estimated         from HFI and
                              Compensation      as Part of      Annual Benefits    Fund Complex (1)
Name of Person                  from HFI       Fund Expenses    Upon Retirement   Paid to Directors
--------------                ------------   ----------------   ---------------   -----------------
DISINTERESTED DIRECTORS
J. Dennis DeSousa                $5,000             $0                 $0              $20,000
Robert T. Doyle                  $5,000             $0                 $0              $20,000
Gerald P. Richardson             $5,000             $0                 $0              $20,000
"INTERESTED PERSONS" (AS
   DEFINED IN THE 1940 ACT)
Neil J. Hennessy                 $    0             $0                 $0              $     0



----------
(1) The Cornerstone Growth Fund, Cornerstone Growth Fund II, Focus 30 Fund, Cornerstone Value Fund, Hennessy Total Return Fund, Balanced Fund, Large Growth Fund and Large Value Fund (as of the date of this SAI the Large Growth Fund and Large Value Fund had not commenced operations) are the only funds in the fund complex.


          Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Funds, the Funds require no employees. No officer, director or employee of the Manager or the Administrator receives any compensation from the Funds for acting as a Director/Trustee or Officer.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS


          As of January 31, 2009, the Officers and Directors/Trustees of the Hennessy Funds as a group (14 persons) owned an aggregate of less than 1% of the outstanding Original Class shares of each Fund and less than 1% of the outstanding Institutional Class shares of each Fund.

          As of January 31, 2009, the following shareholders owned more than 5% of the outstanding voting securities of the Original Share Classes of the following funds:



Cornerstone Growth Fund:
   Charles Schwab & Co., Inc.                                                37.49%
   San Francisco, CA 94104-4151

   National Financial Services LLC                                           20.19%
   New York, NY 10281-1003

Cornerstone Growth Fund II:
   Charles Schwab & Co., Inc.                                                54.16%
   San Francisco, CA 94104-4151

   National Financial Services LLC                                           14.33%
   New York, NY 10281-1003

Focus 30 Fund:
   Charles Schwab & Co., Inc., for the Exclusive Benefit of Customers        37.99%
   San Francisco, CA 94104-4151

   National Financial Services LLC, for the Exclusive Benefit of Customers   27.23%
   New York, NY 10281-1003

   Ameritrade, Inc. for the Exclusive Benefit of Customers                    5.08%
   P.O. Box 2226
   Omaha, NE 68103-2226

   Pershing LLC                                                               5.84%
   P.O. Box 2052
   Jersey City, NJ 07303-2052

Cornerstone Value Fund:
   Charles Schwab & Co., Inc.                                                11.72%
   San Francisco, CA 94104-4151

   National Financial Services LLC                                            6.24%
   New York, NY 10281-1003

Total Return Fund:
   Ameritrade, Inc. for the Exclusive Benefit of Customers                    5.22%
   P.O. Box 2226
   Omaha, NE 68103-2226

Balanced Fund:
   Charles Schwab & Co. Inc.                                                 10.47%
   Special Custody Account for Customers
   San Francisco, CA 94104-4151

   US Bank N.A. Custodian                                                     5.32%
   Leo Lori IRA
   Redwood City, CA 94061-3920

   Jerry and Don's                                                            5.41%
   Yager Pump and Well 401(k)
   FBO Jim Mickelson
   Petaluma, CA 94953-2689



          As of January 31, 2009, the following shareholders owned more than 5% of the outstanding voting securities of the Institutional Share Classes of the following funds:



Cornerstone Growth Fund:
   Charles Schwab & Co., Inc.                                                16.30%
   San Francisco, CA 94104-4151

   U.S. Bank N.A. Custodian                                                  12.29%
   James O. Bell IRA Rollover
   Coles Point, VA 2242-0187

   National Financial Services Corp.                                          7.78%
   New York, NY 10281-5503

   U.S. Bank N.A. Custodian                                                   7.47%
   Foster Dereitzes IRA Rollover
   Washington, DC 20016-3529

   U.S. Bank N.A. Custodian                                                   6.08%
   Diane Q Hozyash IRA Rollover
   Boyertown, PA 19512-8081

   Rachael E Schwartz                                                         6.04%
   Washington, DC 20008-1238

Cornerstone Growth Fund II:
   Hennessy Advisors Inc. Retirement                                         99.99%
   Trust FBO Joseph T. Fahy
   Novato, CA 94945-3272

Focus 30 Fund:
   Charles Schwab & Co., Inc.                                                63.00%
   San Francisco, CA 94104-4151

   National Financial Services Corp.                                         27.04%
   New York, NY 10281-5503

Cornerstone Value Fund:
   Eastport Health Care, Inc.                                                25.75%
   Attn. Charles Wellman
   Eastport, ME 04631-0909

   Kishor Nathmal Jain Custodian                                             22.64%
   Sandeep Kishor Jain
   Frankfort, IL 60423-1058

   Thomas F. Smith and Killian M. Smith                                      18.81%
   Decantur, GA 30034-4408

   Marilyn J. Ingarra                                                        18.81%
   Melville, NY 11747-5354

   Hennessy Advisors, Inc. Retirement                                        13.98%
   Trust FBO Harry F. Thomas
   Novato, CA 94945-3272

          The following table sets forth the dollar range of equity securities beneficially owned by each Director/Trustee in the Funds as of December 31, 2008:


                                                                                                                       Aggregate
                                                                                                                    Dollar Range of
                                                                                                                         Equity
                                                                                                                     Securities in
                                                                                                                     All Registered
                                                                                                                       Investment
                                                                                                                       Companies
                         Dollar Range   Dollar Range                   Dollar Range                                   Overseen by
                           Equity of      of Equity   Dollar Range of    of Equity    Dollar Range    Dollar Range      Director
                          Securities    Securities in      Equity      Securities in    of Equity      of Equity      (Trustee) in
                            in the           the       Securities in        the       Securities in  Securities in     Family of
Name of Director/         Cornerstone    Cornerstone        the         Cornerstone     the Total         the         Investment
Trustee                   Growth Fund  Growth Fund II  Focus 30 Fund    Value Fund     Return Fund   Balanced Fund    Companies(1)
-----------------       -------------- -------------- --------------- -------------- -------------- --------------- ---------------
DISINTERESTED DIRECTORS
J. Dennis DeSousa       $10,001-50,000 $     1-10,000 $ 10,001-50,000 $10,001-50,000 $     1-10,000 $50,001-100,000 $50,001-$100,000
Robert T. Doyle              None           None            None           None      $10,001-50,000      None       $  10,001-50,000
Gerald P. Richardson    $10,001-50,000 $10,001-50,000 $50,001-100,000 $10,001-50,000 $     1-10,000 $      1-10,000    Over $100,000
"INTERESTED PERSONS"
   (AS DEFINED IN THE
   1940 ACT)
Neil J. Hennessy        $10,001-50,000 $10,001-50,000 $ 10,001-50,000 $10,001-50,000 $10,001-50,000 $ 10,001-50,000  Over $100,000


----------
(1) The Cornerstone Growth Fund, Cornerstone Growth Fund II, Focus 30 Fund, Cornerstone Value Fund, Hennessy Total Return Fund, Balanced Fund, Large Growth Fund and Large Value Fund (as of the date of this SAI the Large Growth Fund and Large Value Fund had not commenced operations) are the only funds in the fund complex.


          None of the Directors/Trustees who are Disinterested Directors, or any members of their immediate family, own shares of the Manager or companies, other than registered investment companies, controlled by or under common control with the Manager.

                             MANAGEMENT OF THE FUNDS


          THE MANAGER. The investment adviser to the Hennessy Funds is Hennessy Advisors, Inc. (the "Manager"). The Manager acts as the investment manager of each Fund pursuant to separate management agreements with HMFI, HFT and HFI (collectively, the "Management Agreements"). The Manager furnishes continuous investment advisory services and management to the Hennessy Funds. The Manager is controlled by Neil J. Hennessy, who currently owns 33.0% of the outstanding voting securities of the Manager.

Under the Management Agreements, the Manager is entitled to an investment advisory fee in respect of each Fund, computed daily and payable monthly, at the annual rate of each Fund's average daily net assets as shown below:


Cornerstone Growth Fund      0.74%
Cornerstone Growth Fund II   0.74%
Focus 30 Fund                0.74%
Cornerstone Value Fund       0.74%
Total Return Fund            0.60%
Balanced Fund                0.60%



          Pursuant to the Management Agreements, the Manager is responsible for investment management of each Fund's portfolio, subject to general oversight by the Board of Directors/Trustees, and provides the Funds with office space. In addition, the Manager is obligated to keep certain books and records of the Funds. In connection therewith, the Manager furnishes each Fund with those ordinary clerical and bookkeeping services that are not being furnished by the Funds' custodian, administrator or transfer agent.


          Under the terms of the Management Agreements, each Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, the Administrator (as defined below) or the Distributor (as defined below) (other than pursuant to the 12b-1 plan of the Total Return Fund and Balanced Fund). General expenses of the Funds not readily identifiable as belonging to one of the Funds are allocated among the Funds by or under the direction of the Board of Directors/Trustees in such manner as the Board determines to be fair and equitable. Expenses borne by each Fund include, but are not limited to, the following (or the Fund's allocated share of the following): (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(ii) investment management fees; (iii) organizational expenses; (iv) filing fees and expenses relating to the registration and qualification of HMFI, HFT or HFI or the shares of a Fund under federal or state securities laws and maintenance of such registrations and qualifications; (v) fees and expenses payable to Disinterested Directors; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, directors'/trustees' and officers' insurance and fidelity bonds; (viii) legal, accounting and auditing expenses; (ix) charges of custodian, transfer agent and other agents; (x) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (xi) any extraordinary expenses (including fees and disbursements of counsel) incurred by HMFI, HFT or HFI, as applicable, or the Fund; (xii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (xiii) costs of meetings of shareholders. The Manager may voluntarily waive its management fee or subsidize other Fund expenses. This may have the effect of increasing a Fund's return.

          Under the Management Agreements, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by HMFI, HFT, HFI or any Fund in connection with the performance of the Management Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

          The Management Agreements have an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreements may be terminated by HMFI, HFT or HFI with respect to a Fund or by the Manager upon 60 days' prior written notice.

          The Manager has undertaken to reimburse each of the Funds to the extent that the aggregate annual operating expenses of the Institutional Class shares, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund's Institutional Class shares for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 0.98%. As of the date hereof, no such state law provision was applicable to any Fund. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Manager for the amount of such excess. In such a situation the monthly payment of the Manager's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Manager's fee, the Manager will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Manager has reimbursed a Fund for excess expenses, such Fund's expenses, as a percentage of such Fund's average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Manager the amount the Manager reimbursed the Fund; provided, however, that the Fund's expense ratio shall not exceed the applicable limit.


          During the fiscal years ended October 31, 2008, 2007 and 2006 the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund paid the following fees to the Manager pursuant to the Management Agreement. For the same period, the Manager did not reimburse fees and expenses of any of the Funds.


                          Advisory Fees Paid to Advisor


                          Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                           October 31, 2008    October 31, 2007    October 31, 2006
                          -----------------   -----------------   -----------------
Cornerstone Growth Fund       $4,507,375          $8,363,138          $9,405,213
Focus 30 Fund                 $1,621,538          $1,780,665          $1,761,888
Cornerstone Value Fund        $1,128,306          $1,663,799          $1,424,068



          During the fiscal years ended October 31, 2008 and 2007, the period of July 1, 2006 through October 31, 2006 and the fiscal year ended June 30, 2006, the Cornerstone Growth Fund II paid the fees set forth below to the Manager pursuant to the Management Agreement. Also, in addition to any reimbursement required under the most restrictive applicable expense limitation of state securities commissions, the Manager has contractually agreed to waive a portion of its fees and/or to reimburse the Cornerstone Growth Fund II to the extent necessary to ensure that total annual operating expenses do not exceed 1.25% of the Cornerstone Growth Fund II's average daily net assets annually through June 30, 2006. During the fiscal year ended June 30, 2006, the Manager reimbursed the Cornerstone Growth Fund II $7,214 pursuant to this expense limitation. This amount is subject to reimbursement by the Cornerstone Growth Fund II if requested by the Manager during the next three fiscal years, provided that the aggregate amount actually paid by the

Cornerstone Growth Fund II towards total annual operating expenses (taking into account the reimbursement) does not exceed the limitation on Cornerstone Growth Fund II expenses.

                          Advisory Fees Paid to Advisor


                             Fiscal Year Ended   Fiscal Year Ended     Period Ended     Fiscal Year Ended
                              October 31, 2008    October 31, 2007   October 31, 2006     June 30, 2006
                             -----------------   -----------------   ----------------   -----------------
Cornerstone Growth Fund II        $607,588           $1,408,211          $629,088           $2,029,091



          During the fiscal years ended October 31, 2008, 2007 and 2006, the Total Return Fund and Balanced Fund paid the following fees to the Manager pursuant to the Management Agreement.



                    Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                     October 31, 2008    October 31, 2007    October 31, 2006
                    -----------------   -----------------   -----------------
Total Return Fund        $459,664            $622,803            $536,822
Balanced Fund            $ 84,820            $120,391            $129,350


          The Hennessy Funds have entered into a Servicing Agreement with the Manager (the "Servicing Agreement"). Pursuant to the Servicing Agreement, the Manager will provide administrative support services to the Cornerstone Growth Fund, Cornerstone Growth Fund II, Focus 30 Fund, Cornerstone Value Fund, Hennessy Total Return Fund and Balanced Fund consisting of:

          - maintaining an "800" number that current shareholders may call to ask questions about these Funds or their accounts with the Funds;

          - assisting shareholders in processing exchange and redemption requests;

          - assisting shareholders in changing dividend options, account designations and addresses;

          -    responding generally to questions of shareholders; and

          -    providing such other similar services as these Funds may request.


          For such services, each of the Hennessy Funds pays an annual fee to the Manager equal to 0.10% of its average daily net assets. The Institutional Class shares of the Funds are not subject to the Servicing Agreement fees. During the fiscal years ended October 31, 2008 and 2007, the Growth Fund II paid the Manager $82,050 and $190,299, respectively, pursuant to the Servicing Agreement. For services provided under the Servicing Agreement for the period of July 1, 2006 through October 31, 2006 and fiscal year ended June 30, 2006, the Growth Fund II paid the Manager $85,012 and $274,201, respectively.

          During the fiscal years ended October 31, 2008, 2007 and 2006, the Cornerstone Growth Fund, the Focus 30 Fund, Cornerstone Value Fund, Total Return Fund and the Balanced Fund paid the following fees to the Manager pursuant to the Servicing Agreement.



                             Fiscal Year        Fiscal Year        Fiscal Year
                                Ended              Ended              Ended
                          October 31, 2008   October 31, 2007   October 31, 2006
                          ----------------   ----------------   ----------------
Cornerstone Growth Fund       $603,479          $1,130,154         $1,270,975
Focus 30 Fund                 $195,316          $  240,630         $  238,093
Cornerstone Value Fund        $151,814          $  224,838         $  192,442
Total Return Fund(1)          $ 76,611          $   32,446                N/A
Balanced Fund(1)              $ 14,137          $    6,616                N/A



(1) The Total Return Fund and Balanced Fund did not begin making payments pursuant to the Servicing Agreement until July 1, 2007.


          The Servicing Agreement may be terminated with respect to each of the Hennessy Funds by either party thereto upon sixty days' written notice to the other party, and will be terminated if its continuance is not approved with respect to each Fund at least annually by a majority of those Directors/Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party.


          THE PORTFOLIO MANAGERS. The Manager is the sole investment adviser to the Funds. The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of October 31, 2008.



                                    Number of Other Accounts              Number of Accounts and Total
                                       Managed and Total                        Assets for Which
                                     Assets by Account Type             Advisory Fee is Performance-Based
                            ---------------------------------------   ------------------------------------
                              Registered    Other Pooled              Registered   Other Pooled
                              Investment     Investment      Other    Investment    Investment      Other
Name of Portfolio Manager     Companies       Vehicles     Accounts    Companies     Vehicles     Accounts
-------------------------     -----------   ------------   --------   ----------   ------------   --------
Neil J. Hennessy                  8              1             0           0             0            0
                            $0.69 billion   $1.8 million      $0          $0            $0           $0
Frank Ingarra, Jr.                8              1             0           0             0            0
                            $0.69 billion   $1.8 million      $0          $0            $0           $0



          The portfolio managers are often responsible for managing other accounts. The Manager typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Funds and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.


          The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to the portfolio managers as of October 31, 2008.



                                                 Method Used to Determine Compensation (Including Any
Form of Compensation   Source of Compensation    Differences in Method Between Account Types)
--------------------   -----------------------   -----------------------------------------------------
Salary                 Hennessy Advisors, Inc.   The board of directors of Hennessy Advisors, Inc.
                                                 determines Neil J. Hennessy's salary or Frank
                                                 Ingarra, Jr.'s salary, as the case may be, on an
                                                 annual basis, and it is a fixed amount throughout the
                                                 year. It is not based on the performance of the
                                                 Funds or on the value of the assets held in the
                                                 Funds' portfolios.

Performance Bonus      Hennessy Advisors, Inc.   The board of directors contractually grants to Neil
                                                 J. Hennessy an annual performance bonus equal to 10%
                                                 of the pre-tax profit of Hennessy Advisors, Inc., as
                                                 computed for financial reporting purposes in
                                                 accordance with generally accepted accounting
                                                 principles.



          The following table sets forth the dollar range of equity securities of each Fund beneficially owned by the portfolio manager as of October 31, 2008.



                     Dollar Range of    Dollar Range of                         Dollar Range of    Dollar Range    Dollar Range
                          Equity       Equity Securities    Dollar Range of    Equity Securities     of Equity      of Equity
       Name           Securities in          in the             Equity               in the         Securities      Securities
   of Portfolio      the Cornerstone      Cornerstone        Securities in     Cornerstone Value   in the Total       in the
      Manager          Growth Fund       Growth Fund II    the Focus 30 Fund          Fund          Return Fund   Balanced Fund
   ------------      ---------------   -----------------   -----------------   -----------------   ------------   -------------
Neil J. Hennessy     $10,001-$50,000    $10,001-$50,000     $10,001-$50,000     $10,001-$50,000      $10,001-       $100,001-
                                                                                                     $50,000        $500,000
Frank Ingarra, Jr.   $10,001-$50,000         $1-$10,000     $10,001-$50,000     $10,001-$50,000         None            None


          THE ADMINISTRATOR. U.S. Bancorp Fund Services, LLC (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Funds pursuant to separate Fund Administration Servicing Agreements with HMFI, HFT and HFI (collectively, the "Administration Agreements"). The Administration Agreements provide that the Administrator will furnish the Funds with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board of Directors/Trustees; preparation and filing of securities and other regulatory filings (including state securities filings); (ii) marketing materials, tax returns and shareholder reports; (iii) review and payment of Fund expenses; (iv) monitoring and oversight of the activities of the Funds' other servicing agents (i.e., transfer agent, custodian, accountants, etc.); (v) maintaining books and records of the Funds; and (vi) administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of the Hennessy Funds. The salaries and other expenses of providing such personnel are borne by the Administrator. Under the Administration Agreements, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Hennessy Funds in connection with its performance as Administrator, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreements.


          For all services provided pursuant to the Administration Agreements, Fund Accounting Services Agreements (see below), Custodian Agreements (see below) and Transfer Agent Agreements (see below), the Administrator and its affiliates will receive from the Funds an annual fee, payable monthly, based on the average daily net assets of all of the funds in the fund complex, which includes the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Growth Fund II, the Hennessy Focus 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Cornerstone Large Growth Fund and the Hennessy Select Large Value Fund (as of the date of this SAI the Large Growth Fund and the Large Value Fund had not commenced operations). The annual fee for the fund complex is equal to 0.255% of the first $1 billion of the average daily net assets of the fund complex, 0.21% of the next $1 billion of the average daily net assets of the fund complex and 0.17% of the average daily net assets of the fund complex in excess of $2 billion, subject to a minimum annual fee for the fund complex of $600,000. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors/Trustees upon the giving of 90 days' written notice to the Administrator, or by the Administrator upon the giving of 90 days' written notice to the Trust.



          During the fiscal years ended October 31, 2008, 2007 and 2006, the Administrator received the following amounts in administration fees from the Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund, Total Return Fund and Balanced Fund and waived no fees.



                          Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                           October 31, 2008    October 31, 2007    October 31, 2006
                          -----------------   -----------------   -----------------
Cornerstone Growth Fund       $1,508,661          $2,635,148          $2,904,210
Focus 30 Fund                 $  545,602          $  561,053          $  544,031
Cornerstone Value Fund        $  378,545          $  524,224          $  439,657
Total Return Fund             $  190,310          $  242,103          $  205,097
Balanced Fund                 $   35,095          $   46,799          $   49,197

          During the fiscal years ended October 31, 2008 and 2007, the period of July 1, 2006 through October 31, 2006 and the fiscal year ended June 30, 2006, the Administrator received the following amounts in administration fees from the Cornerstone Growth Fund II and waived no fees.



                             Fiscal Year Ended   Fiscal Year Ended     Period Ended     Fiscal Year Ended
                              October 31, 2008    October 31, 2007   October 31, 2006     June 30, 2006
                             -----------------   -----------------   ----------------   -----------------
Cornerstone Growth Fund II        $203,228            $443,484           $194,582            $634,136





          ACCOUNTING SERVICES AGREEMENT. The Administrator also provides fund accounting services to the Funds pursuant to separate Fund Accounting Servicing Agreements with HMFI, HFT and HFI (collectively, the "Fund Accounting Servicing Agreements"). For its accounting services, the Administrator and its affiliates are entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under "THE ADMINISTRATOR."

          TRANSFER AGENT AND CUSTODIAN. U.S. Bancorp Fund Services, LLC (the "Transfer Agent"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds pursuant to separate Transfer Agent Agreements with HMFI, HFT and HFI (collectively, the "Transfer Agent Agreements"). Under the Transfer Agent Agreements, the Transfer Agent has agreed to issue and redeem shares of each Fund, make dividend and other distributions to shareholders of each Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts and make periodic reports to the Funds.

          U.S. Bank, National Association (the "Custodian"), Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Funds pursuant to separate Custodian Agreements with HMFI, HFT and HFI (collectively, the "Custodian Agreements"). The Custodian and the Administrator are affiliates of each other. Under the Custodian Agreements, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Funds' accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

          THE DISTRIBUTOR. Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor for the Funds pursuant to separate Distribution Agreements with HMFI, HFT and HFI (collectively, the "Distribution Agreements"). The Distributor and the Administrator are affiliates of each other. Under the Distribution Agreements, the Distributor provides, on a best efforts basis and without compensation from HMFI and HFT, distribution-related services to each Fund in connection with the continuous offering of the Funds' shares.

          HFI has adopted a Service and Distribution Plan (the "Plan") for the benefit of the Total Return Fund and Balanced Fund in anticipation that these Funds will benefit from the Plan through increased sales of their shares, thereby reducing each of these Fund's expense ratio and providing an asset size that allows the Manager greater flexibility in management. The Plan authorizes payments by the Total Return Fund and Balanced Fund in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors of HFI, of up to 0.15% of each of these Fund's average daily net assets (the Board reduced the 12b-1 fees from 0.25% to 0.15% effective July 1, 2007). Payments made pursuant to the Plan may only be used to pay distribution expenses actually incurred. Amounts paid under the Plan by the Total Return Fund and Balanced Fund may be spent on any activities or expenses primarily intended to result in the sale of shares of these Funds, including, but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Plan permits the Total Return Fund and Balanced Fund to employ a distributor of their shares, in which event payments under the Plan may be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of each of these Funds, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the shares of each of these Funds, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization, and time devoted to, distribution activities.


          During the fiscal year ended October 31, 2008, the Total Return Fund incurred distribution costs of $114,916 under the Plan. The entire amount was spent on advertising. During the fiscal year ended October 31, 2008, the Balanced Fund incurred distribution costs of $21,205 under the Plan. The entire amount was spent on advertising.


          The Plan may be terminated by HFI at any time by a vote of the directors of HFI who are not interested persons of HFI and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Doyle, DeSousa and Richardson are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Total Return Fund or Balanced Fund provided for in the Plan requires approval of the shareholders of each of these Funds and the Board of Directors, including the Rule 12b-1 Directors. While the Plan is in effect, the selection and nomination of directors who are not interested persons of HFI will be committed to the discretion of the directors of HFI who are not interested persons of HFI. The Board of Directors of HFI must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor or the officers of HFI. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors of HFI, including the Rule 12b-1 Directors.

          CODE OF ETHICS. HMFI, HFT, HFI and the Manager have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. This Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Hennessy Funds, provided that with respect to purchases or sales of common stock of issuers in the DJIA, the number of shares purchased or sold of any one issuer on any day does not exceed 5,000 shares. This Code of Ethics, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.


          PROXY VOTING POLICY. The Funds' proxy voting policy with respect to voting proxies relating to the securities held in a Fund's portfolio follows the so-called "Wall Street Rule". The Wall Street Rule causes the Funds to either vote as management recommends or to sell the stock prior to the shareholder proxy meeting or vote. The Funds' Board of Directors/Trustees believe that following the "Wall Street Rule" is consistent with the economic best interests of the shareholders. The Funds employ formula based investment strategies requiring that securities be held for a period of one year and then sold to affect a rebalancing of the investment portfolios. The "Wall Street Rule" proxy voting policy is consistent with these investment strategies.



          There may be instances where the interests of the Funds' investment adviser may conflict or appear to conflict with the interests of the Funds. In such instances the Funds' investment adviser will disclose the conflict to the Funds' Directors/Trustees who are not "interested" persons of the Funds (referred to as "independent Directors/Trustees") prior to the vote. In such situations the Funds will vote proxies in accordance with the "Wall Street Rule" unless the independent Directors/Trustees determine that it is in the economic best interests of the shareholders to vote otherwise.


          Information on how the Funds voted proxies during the most recent 12-month period ended June 30 is available on the Funds' website at http://www.hennessyfunds.com or the website of the SEC at http://www.sec.gov.

                             PORTFOLIO TRANSACTIONS

          Subject to policies established by the Board of Directors/Trustees, the Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the respective Funds. As a general matter in executing Fund transactions, the Manager may employ or deal with such brokers or dealers that may, in the Manager's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Manager will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Fund that invests in securities traded in the over-the-counter markets may engage in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

          The Manager may select broker-dealers that provide it with research services and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds or accounts and, conversely, research services furnished to the Manager by brokers in connection with other funds or accounts the Manager advises may be used by the Manager in advising a Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Manager under the Management Agreement. The Funds may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services. Fund transactions will not be directed to dealers solely on the basis of research services provided.

          Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). Although in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

          The Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund, Total Return Fund and Balanced Fund paid the following amounts in portfolio brokerage commissions during the fiscal years ended October 31, 2008, 2007 and 2006:



                                                                 Transactions for which
                                                  Brokerage       Brokerage Commissions
          Fund            Fiscal Year Ended   Commissions Paid          Were Paid
          ----            -----------------   ----------------   ----------------------
Cornerstone Growth Fund    October 31, 2008      $2,154,780          $1,586,286,279
                           October 31, 2007      $3,190,641          $2,413,978,735
                           October 31, 2006      $2,968,294          $2,314,747,275

Focus 30 Fund              October 31, 2008      $  683,507          $  610,671,054
                           October 31, 2007      $  497,268          $  556,600,558
                           October 31, 2006      $  745,826          $  625,569,820

Cornerstone Value Fund     October 31, 2008      $  238,326          $  185,584,077
                           October 31, 2007      $  254,498          $  233,956,516
                           October 31, 2006      $  180,703          $  165,004,921

Total Return Fund          October 31, 2008      $   22,593          $   31,046,995
                           October 31, 2007      $   24,875          $   37,613,486
                           October 31, 2006      $   46,318          $   35,809,808

Balanced Fund              October 31, 2008      $    3,092          $    8,884,947
                           October 31, 2007      $    8,080          $   12,747,605
                           October 31, 2006      $   24,218          $   19,000,862



          Of the brokerage commissions paid by the Cornerstone Growth Fund for the fiscal year ended October 31, 2008, $136,285 in portfolio brokerage commissions on transactions totaling $107,776,607 were paid to brokers that provided research services to the Fund. Both a reduction in average assets under management and a decline in shareholder subscriptions decreased trading activity from 2007 to 2008 and lowered brokerage commissions by $ 1,035,861.



          Of the brokerage commissions paid by the Focus 30 Fund for the fiscal year ended October 31, 2008 $20,856 in portfolio brokerage commissions on transactions totaling $ 17,869,838 were paid to brokers that provided research services to the Fund. An increase in the number of stocks in the portfolio having lower prices per share led to an increase in the number of overall shares held (fewer stocks priced near $100 a share and more stocks priced nearer $10 a share means more shares overall). This led to an increase in brokerage commission of $186,239 from 2007 to 2008. Brokerage commissions are paid per share traded.

          None of the brokerage commissions paid by the Cornerstone Value Fund for the fiscal year ended October 31, 2008 were paid to brokers that provided research services to the Fund. Both a reduction in average assets under management and a decline in shareholder subscriptions decreased trading activity from 2007 to 2008 and lowered brokerage commissions by $16,172.



          None of the brokerage commissions paid by the Total Return Fund for the fiscal year ended October 31, 2008 were paid to brokers that provided research services to the Fund. Both a reduction in average assets under management and a decline in shareholder subscriptions decreased trading activity from 2007 to 2008 and lowered brokerage commissions by $ 2,282.



          None of the brokerage commissions paid by the Balanced Fund for the fiscal year ended October 31, 2008 were paid to brokers that provided research services to the Fund. Both a reduction in average assets under management and a decline in shareholder subscriptions decreased trading activity from 2007 to 2008 and lowered brokerage commissions by $ 6,998.



          The Cornerstone Growth Fund II paid the following amounts in portfolio brokerage commissions during the fiscal years ended October 31, 2008 and 2007, the period of July 1, 2006 through October 31, 2006 and the fiscal year ended June 30, 2006:



                                                                             Transactions for which
                                                              Brokerage       Brokerage Commissions
           Fund              Fiscal Year (Period) Ended   Commissions Paid          Were Paid
           ----              --------------------------   ----------------   ----------------------
Cornerstone Growth Fund II   October 31, 2008                $  312,385           $165,489,778
                             October 31, 2007                $  661,241           $429,328,952
                             October 31, 2006 (period)       $  868,058           $516,480,212
                             June 30, 2006                   $1,054,090           $607,829,361



          Of the brokerage commissions paid by the Cornerstone Growth Fund II for the fiscal year ended October 31, 2008, $23,624_in portfolio brokerage commissions on transactions totaling $12,802,153 were paid to brokers that provided research services to the Fund. A decrease in average assets under management from 2007 to 2008 caused a decrease of $349,056 in brokerage commissions.



          PORTFOLIO TURNOVER. The Funds will generally hold securities for approximately one year irrespective of investment performance. Securities held less than one year may be sold to fund redemption requests. For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. The Manager will adjust a Fund's assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Manager deem it advisable for a Fund to purchase or sell securities.


          High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "VALUATION OF SHARES" and "ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES" below.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

          POLICY. The Board of Directors/Trustees of the Hennessy Funds has adopted the following policies regarding the disclosure of the portfolio holdings of the Funds:

          The portfolio holdings information of the Funds are not released to individual investors, institutional investors, intermediaries that distribute the Funds' shares, rating and ranking organizations, or affiliated persons of the Funds or non-regulatory agencies except that:

          (1) A Fund will release holdings information for its portfolio quarterly to various rating and ranking services, including, but not limited to, Morningstar, Lipper, Standard and Poor's, and Bloomberg. The release of such information will usually be completed by U.S. Bancorp Fund Services as authorized by an officer of the Fund. The holdings information released to such services will be as of the last day of the quarter. This release of information is delivered by magnetic media or transmission and is generally released between the 15th and 20th calendar day following a calendar quarter end.

          (2) By virtue of their duties and responsibilities, the Transfer Agent, Custodian and Administrator of the Hennessy Funds (all third-party service providers) and the Manager will have daily regular access to the portfolio holdings information of the Funds. The Transfer Agent will not release the portfolio holdings information of the Funds to anyone without the written authorization of an officer of the Hennessy Funds.

          (3) For the purposes of the trading of portfolio securities, the Manager may from time to time provide brokers with trade lists that may reflect, in part or in total, the portfolio holdings of a Fund. The provision of such trade lists will be subject to customary broker confidentiality agreements and trading restrictions.

          (4) A Fund will release portfolio holdings information in its annual and semi-annual reports on SEC Form N-Q, on Form 13F and as requested or required by law to any governing or regulatory agency of the Fund.


          (5) An officer of a Fund may, subject to confidentiality agreements and trading restrictions, authorize the release of portfolio holdings information for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager or to a newly hired investment adviser or sub-advisor.



          (6) On the 4th business day following each calendar quarter-end a Fund may publicly release the names, percentages of Fund assets, and sector weightings of all of the assets in the Fund's portfolio. This information will be as of the last day of the calendar quarter-end and may be released in print, via the Fund's web site, or in other forms as requested by the public.



          (7) The Chief Compliance Officer of the Hennessy Funds may authorize the release of portfolio holding information on an exception basis provided that
(a) the Chief Compliance Officer determines that such a release would be helpful to the shareholders of a Fund; (b) the holdings are released as of the end of a calendar month; (c) the holdings are not released until five calendar days after the end of the month; and (d) the exceptional release is reported to the Board of Directors/Trustees.



          Under no circumstances shall the Hennessy Funds, the Manager or any officers, trustees or employees of the Funds or the Manager receive any compensation for the disclosure of portfolio holdings information.

          The above policies may not be modified without approval of the Board of Directors/Trustees.


          PROCEDURE. Each year, the Hennessy Funds send a written authorization to the Transfer Agent authorizing the Transfer Agent to provide rating and ranking services with the quarterly portfolio information of the Funds. The Transfer Agent releases such information to the rating and ranking services between the 5th and 10th of each month following a calendar quarter end.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          You may purchase and redeem shares of each Fund on each day that the New York Stock Exchange, Inc. ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The NYSE may also be closed on national days of mourning. Purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 P.M., Eastern time) on that Business Day. The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 P.M., Eastern time.

          The Hennessy Funds may suspend redemption privileges of shares of any Fund or postpone the date of payment during any period (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Hennessy Funds to dispose of securities owned by them or to determine fairly the value of their assets; or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the relevant Fund's securities at the time.

          The Hennessy Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Hennessy Funds use some or all of the following procedures to process telephone redemptions: (i) requesting a shareholder to correctly state some or all of the following information: account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number and the name in which the bank account is registered; (ii) recording all telephone transactions; and (iii) sending written confirmation of each transaction to the registered owner.

          The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Directors/Trustees. However, each Fund (other than Cornerstone Growth Fund II) has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. While the Rule is in effect, such election may not be revoked without the approval of the SEC. It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under "VALUATION OF SHARES," and investors would incur brokerage commissions in disposing of such securities. If a Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

                               VALUATION OF SHARES

          The net asset value for the shares of each Fund normally will be determined on each day the NYSE is open for trading. The net assets of each Fund are valued as of the close of the NYSE (normally

4:00 P.M., Eastern time) on each Business Day. Each Fund's net asset value per share is calculated separately.

          For each Fund, the net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, American Stock Exchange or other national exchanges (other than The NASDAQ Stock Market) are valued at the last sale price on the date of valuation, and securities that are traded on The NASDAQ Stock Market are valued at the Nasdaq Official Closing Price on the date of valuation. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Directors/Trustees believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, it is valued at the mean between the bid and ask prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors/Trustees. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors/Trustees best to reflect their full value. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

              ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

          The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as a Fund so qualifies, the Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. If a Fund fails to qualify as a RIC in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a RIC would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

          Each Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends paid by a Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. (Note that a portion of a Fund's dividends may be taxable to investors at the lower rate applicable to dividend income.) Distributions made from a Fund's net realized capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


          At October 31, 2008, the Cornerstone Growth Fund had tax basis capital losses of $115,729,363, to offset future capital gains, the use of a portion of which is limited by Internal Revenue Service ("IRS") regulations. Of such losses, $376,392 expire October 31, 2008, $182,559 expire October 31, 2009, and $115,170,412 expire October 31, 2016. Additionally, the Cornerstone Growth Fund had no post-October loss deferrals as of October 31, 2008.

          At October 31, 2008, the Cornerstone Growth Fund II had tax basis capital losses of $36,286,123, to offset future capital gains, the use of a portion of which is limited by IRS regulations. Of such losses, $36,286,123 expire October 31, 2016. Additionally, the Cornerstone Growth Fund II had no post-October loss deferrals as of October 31, 2008.



          At October 31, 2008, the Focus 30 Fund had tax basis capital losses of $47,979,565, to offset future capital gains, the use of a portion of which is limited by IRS regulations. Of such losses, $47,979,565 expire October 31, 2016. Additionally, the Focus 30 Fund had no post-October loss deferrals as of October 31, 2008.



          At October 31, 2008, the Cornerstone Value Fund had tax basis capital losses of $28,194,859, to offset future capital gains, the use of a portion of which is limited by IRS regulations. Of such losses, $27,482,264 expire October 31, 2010 and $712,595 expire October 31, 2011. Additionally, the Cornerstone Value Fund had no post-October loss deferrals as of October 31, 2008.



          At October 31, 2008, the Total Return Fund had tax basis capital losses of $34,658,578, which may be carried over to offset future capital gains. Of such $34,658,578 expire October 31, 2009. Additionally, the Total Return Fund had no post-October loss deferrals as of October 31, 2008.



          At October 31, 2008, the Balanced Fund had tax basis capital losses of $1,014,955, to offset future capital gains, the use of a portion of which is limited by IRS regulations. Of such losses, $447,964 expire October 31, 2009, $447,964 expire October 31, 2010 and $119,027 expire October 31, 2016.
Additionally, the Balanced Fund had no post-October loss deferrals as of October 31, 2008.


          Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund. A portion of the ordinary income dividends paid by the Funds may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


          Redemptions and exchanges of a Fund's shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events. (However, a conversion from Original Class shares to Institutional Class shares or from Institutional Class shares to Original Class shares in the same Fund is not a taxable transaction.) A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is now disallowed, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.


          Under certain provisions of the Code, some shareholders may be subject to a 28% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Hennessy Funds or who, to the knowledge of the Hennessy Funds, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

          The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax, or estate or inheritance tax, consequences of an investment in a Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

          Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes or estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

                        DESCRIPTION OF SECURITIES RATINGS

          Each of the Funds may invest in commercial paper and commercial paper master notes rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's.

          Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

          A-1. the highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated "A-1".

          A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

          Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations that have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                          ANTI-MONEY LAUNDERING PROGRAM

          The Funds have established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Funds' Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

          Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. No Fund will transact business with any person or entity whose identity cannot be adequately verified under the provision of the USA PATRIOT Act.

          As a result of the Program, the Funds may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.

                                OTHER INFORMATION

          DESCRIPTION OF SHARES. All Funds Other Than Cornerstone Growth Fund
II. Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund is authorized to issue 25 billion shares of a single class, par value $0.0001 per share. Each of the Total Return Fund and Balanced Fund is authorized to issue 100 million shares of a single class, par value $0.0001 per share.

          Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund offers two classes of shares, Original Class shares and Institutional Class shares.

          The Articles of Incorporation of HFMI and HFI authorize the Board of Directors to classify and reclassify any and all shares that are then unissued into any number of classes, each class consisting of such number of shares and having such designations, powers, preferences, rights, qualifications, limitations and restrictions, as shall be determined by the Board, subject to the 1940 Act and other applicable law, provided that the authorized shares of any class shall not be decreased below the number then outstanding and the authorized shares of all classes shall not exceed the amount set forth in the Articles of Incorporation, as in effect from time to time.

          The Original Class shares and Institutional Class shares represent an interest in the same assets of the applicable Fund, have the same rights and are identical in all material respects except that (1) Original Class shares bear annual service fees and Institutional Class shares are not subject to such fees;
(2) Institutional Class shares are available only to shareholders who invest directly in a Fund, or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Fund, or the Manager; and (3) that the Board of Directors may elect to have certain expenses specific to the Original Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Original Class shares or Institutional Class shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund.

          Cornerstone Growth Fund II. The Cornerstone Growth Fund II authorized capital consists of an unlimited number of shares of beneficial interest, having no par value (the "Shares"). Shareholders are entitled: (i) to one vote per full Share; (ii) to such distributions as may be declared by the Trustees out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the Shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Trustees. Consequently, the holders of more than 50% of the Shares voting for the election of Trustees can elect all the Trustees, and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any persons as Trustees. As indicated above, the Cornerstone Growth Fund II does not anticipate holding an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.

          The Shares are redeemable and are transferable. All Shares issued and sold by the Cornerstone Growth Fund II will be fully paid and nonassessable. Fractional Shares entitle the holder of the same rights as whole Shares.

          Pursuant to the Trust Instrument, the Trustees may establish and designate one or more separate and distinct series of Shares, each of which shall be authorized to issue an unlimited number of Shares. In addition, the Trustees may, without obtaining any prior authorization or vote of shareholders, redesignate or reclassify any issued Shares of any series. In the event that more than one series is established, each Share outstanding, regardless of series, would still entitle its holder to one vote. As a general matter, Shares would be voted in the aggregate and not by series, except where class voting would be required by the 1940 Act (e.g., change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of Shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series' share of the general liabilities of the Cornerstone Growth Fund II in the proportion that the total net assets of the series bear to the total net assets of all series. The net asset value of a Share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on Shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the Cornerstone Growth Fund II, the shareholders of each series would be entitled, out of the assets of the Cornerstone Growth Fund II available for distribution, to the assets belonging to that series.

          The Cornerstone Growth Fund II offers two classes of Shares, Original Class Shares and Institutional Class Shares. The Original Class Shares and Institutional Class Shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (1) Original Class Shares bear annual service fees and Institutional Class Shares are not subject to such fees; (2) Institutional Class Shares are available only to shareholders who invest directly in the Fund, or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Fund, or the Manager; and (3) that the Board of Trustees may elect to have certain expenses specific to the Original Class Shares or Institutional Class Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Original Class Shares or Institutional Class Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund.

          The Trust Instrument contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Cornerstone Growth Fund II or its Trustees. The Trust Instrument provides for indemnification and reimbursement of expenses out of the Cornerstone Growth Fund II's property for any shareholder held personally liable for its obligations. The Trust Instrument also provides that the Cornerstone Growth Fund II shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Cornerstone Growth Fund II and satisfy any judgment thereon.

          The Trust Instrument further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          SHAREHOLDER MEETINGS. All Funds Other Than Cornerstone Growth Fund II. Shareholders of HFMI and HFI are entitled to one vote for each full share held and fractional votes for fractional shares held on certain Fund matters, including the election of directors, changes in fundamental policies, or approval of changes in the Management Agreements, irrespective of the series thereof, and (except as set forth below) all shares of all series shall vote together as a single class. All shares of all series will not vote together as a single class as to matters with respect to which a separate vote of any series is required by the 1940 Act, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law. In the event that such separate vote requirement applies with respect to one or more series, then the shares of all other series not entitled to a separate class vote shall vote as a single class, provided that, as to any matter that does not affect the interest of a particular series, such series shall not be entitled to vote. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of HFMI and HFI, in which event the holders of the remaining shares are unable to elect any person as a director.

          Each full share and fractional share of a Fund entitles the shareholder to receive a proportional interest in the respective Fund's capital gain distributions. In the event of the liquidation of a Fund, shareholders of such Fund are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

          The Funds are not required to hold annual meetings of shareholders and do not intend to do so except when certain matters, such as a change in a Fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish for the purpose of voting on the removal of any Fund director.

          Cornerstone Growth Fund II. It is contemplated that HFT will not hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act. HFT's Trust Instrument and Bylaws also contain procedures for the removal of Trustees by the HFT's shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds of the outstanding shares, remove any Trustee or Trustees.

          Upon the written request of the holders of shares entitled to not less than 10% of all the votes entitled to be cast at such meeting, the Secretary of HFT shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the total outstanding shares, whichever is less, shall apply to HFT's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of HFT; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

          REGISTRATION STATEMENT. This SAI and the Fund Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

          Statements contained in this SAI and the Fund Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, each such statement being qualified in all respects by such reference.

          COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The law firm of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-5306, serves as counsel to the Funds. KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, serves as the independent registered public accounting firm to the Funds.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)(1) Articles of Incorporation, as supplemented. (4)


(a)(2) Articles of Amendment. (5)



(b)    Bylaws.


(c)    None.

(d)(1) Investment Advisory Agreement with The Hennessy Management Co., L.P. (now known as Hennessy Advisors, Inc.) relating to the Hennessy Balanced Fund.
       (3)

(d)(2) Investment Advisory Agreement with The Hennessy Management Co., L.P. (now known as Hennessy Advisors, Inc.) relating to the Hennessy Leveraged Dogs Fund (now known as the Hennessy Total Return Fund). (2)

(e)    None.

(f)    None.


(g)    Custodian Agreement with U.S. Bank, N.A. (8)



(h)(1) Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC. (8)



(h)(2) Transfer Agent Agreement with U.S. Bancorp Fund Services, LLC. (8)


(h)(3) Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (now know as U.S. Bancorp Fund Services, LLC). (1)


(h)(4) Power of Attorney. (6)


(i)    Opinion of Foley & Lardner LLP.

(j)    Consent of KPMG LLP.

(k)    None.

(l)    Subscription Agreement. (1)

(m)(1) Service and Distribution Plan. (3)


(m)(2) Distribution Agreement with Quasar Distributors, LLC. (8)


(n)    None.

                                               Hennessy Funds, Inc. (HFI) 1 of 3



(p) Code of Ethics of The Hennessy Funds, Inc., Hennessy Mutual Funds, Inc., Hennessy Funds Trust and Hennessy Advisors, Inc. (7)


----------
(1) Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on January 16, 1996 and its accession number is 0000897069-96-000006.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 3 to the Registration Statement was filed on April 16, 1998 and its accession number is 0000897069-98-000230.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 4 to the Registration Statement was filed on October 30, 1998 and its accession number is 0000897069-98-000523.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 5 to the Registration Statement was filed on August 31, 1999 and its accession number is 0000897069-99-000448.


(5) Previously filed as an exhibit to Post-Effective Amendment No. 8 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 8 to the Registration Statement was filed on October 20, 2002 and its accession number is 0000897069-02-000831.



(6) Previously filed as an exhibit to the Registration Statement on Form N-14 (Registration No. 333-110284) and incorporated by reference thereto. The Registration Statement on Form N-14 was filed on November 11, 2003 and its accession number is 0000897069-03-001324.



(7) Previously filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 11 to the Registration Statement was filed on January 3, 2006 and its accession number is 0001145443-04-002189.



(8) Previously filed as an exhibit to Post-Effective Amendment No. 13 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 13 to the Registration Statement was filed on February 28, 2006 and its accession number is 0000897069-06-000658.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          Registrant neither controls any person nor is under common control with any other person.

Item 25. INDEMNIFICATION.

          Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7. Indemnification.

     A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

     B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

     C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

     E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

     F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

     G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

          Incorporated by reference to pages 4 through 7 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a.) To the best of the Registrant's knowledge, Quasar Distributors, LLC, the Registrant's principal underwriter, also acts as a principal underwriter for the following other investment companies:


          Academy Funds Trust


          Advisors Series Trust
          AIP Alternative Strategies Funds
          AIP Underlying Funds Trust
          AIP Variable Insurance Trust
          Allied Asset Advisors Funds
          Alpine Equity Trust
          Alpine Income Trust
          Alpine Series Trust


          Artio Family of Funds


          Brandes Investment Trust
          Brandywine Blue Fund, Inc.
          Brandywine Fund, Inc.
          Brazos Mutual Funds
          Bridges Investment Fund, Inc.
          Buffalo Balanced Fund, Inc.
          Buffalo Funds
          Buffalo High Yield Fund, Inc.
          Buffalo Large Cap Fund, Inc.
          Buffalo Small Cap Fund, Inc.
          Buffalo USA Global Fund, Inc.
          Country Mutual Funds Trust


          Empiric Funds, Inc.


          Cullen Funds Trust
          Everest Funds
          Fairholme Funds, Inc.

          FFTW Funds, Inc.
          First American Funds, Inc.
          First American Investment Funds, Inc.
          First American Strategy Funds, Inc.
          Fort Pitt Capital Funds
          Fund*X Variable Annuity Trust
          The Glenmede Fund, Inc.
          The Glenmede Portfolios
          Greenspring Fund
          Guinness Atkinson Funds
          Harding, Loevner Funds, Inc.
          The Hennessy Funds, Inc.
          Hennessy Mutual Funds, Inc.
          Hotchkis and Wiley Funds
          Intrepid Capital Management Funds Trust
          Jacob Internet Fund Inc.
          The Jensen Portfolio, Inc.
          Julius Baer Investment Funds
          The Kensington Funds
          Keystone Mutual Funds
          Kiewit Investment Fund L.P.
          Kirr, Marbach Partners Funds, Inc
          LKCM Funds
          Masters' Select Funds
          Matrix Advisors Value Fund, Inc.
          M.D. Sass
          MDT Funds
          Monetta Fund, Inc.
          Monetta Trust
          The MP63 Fund, Inc.
          MUTUALS.com
          Nicholas Equity Income Fund, Inc.
          Nicholas Family of Funds, Inc.
          Nicholas Fund, Inc.

          Nicholas High Income Fund, Inc.
          Nicholas II, Inc.
          Nicholas Limited Edition, Inc.
          Nicholas Money Market Fund, Inc.
          OCM Mutual Fund
          Permanent Portfolio Funds
          Perritt Funds, Inc.
          Perritt MicroCap Opportunities Fund, Inc.
          PRIMECAP Odyssey Funds
          Professionally Managed Portfolios


          Prospector Funds, Inc.


          Prudent Bear Funds, Inc.
          The Purisima Funds
          Quaker Investment Trust
          Rainier Investment Management Mutual Funds
          The Rockland Fund Trust
          Summit Mutual Funds, Inc.
          Thompson Plumb Funds, Inc.
          TIFF Investment Program, Inc.
          Trust For Professional Managers


          Underlying Funds Trust



          USA Mutual Funds


          Wexford Trust


          Wisconsin Capital Funds, Inc.


          WY Funds

     (b.) To the best of the Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:


 NAME AND PRINCIPAL   POSITION AND OFFICES WITH   POSITIONS AND OFFICES
BUSINESS ADDRESS(1)   QUASAR DISTRIBUTORS, LLC       WITH REGISTRANT
-------------------   -------------------------   ---------------------
James R. Schoenike    President; Board Member     None
Andrew M. Strnad      Secretary                   None
Susan LaFond          Treasurer                   None
Teresa Cowan          Assistant Secretary         None

Joe Redwine           Board Member                None
Robert Kern           Board Member                None
Eric W. Falkeis       Board Member                None

----------
(1) The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

     (c.) Quasar Distributors, LLC has not earned or received any commissions or other compensation, directly or indirectly, from the Fund.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5) and (11) of Rule 31a-1(b) will be maintained by the Registrant; the documents required to be maintained by paragraphs (3) and (7) of Rule 31a-1(b) will be maintained by Registrant's Custodian; and all other records will be maintained by Registrant's Administrator.

ITEM 29. MANAGEMENT SERVICES.

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30. UNDERTAKINGS.

          Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to each person to whom a prospectus is delivered.

                                                                      HFI 2 of 3

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novato and State of California on the 27th day of February, 2009.


                                        THE HENNESSY FUNDS, INC.
                                        (Registrant)


                                        By: /s/ Neil J. Hennessy
                                            ------------------------------------
                                            Neil J. Hennessy
                                            Chairman of the Board

          Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


             Name                              Title                        Date
-----------------------------   ----------------------------------   -----------------


/s/ Neil J. Hennessy            Chairman of the Board                 February 27, 2009
-----------------------------  (Principal Executive Officer)
Neil J. Hennessy                and a Director


Robert T. Doyle*                Director                                      *


J. Dennis DeSousa*              Director                                      *


Gerald P. Richardson*           Director                                      *

/s/ Teresa M. Nilsen            Vice President and                   February 27, 2009
-----------------------------   Treasurer (Principal Financial and
Teresa M. Nilsen                Accounting Officer)




                                        *By: /s/ Neil J. Hennessy
                                             -----------------------------------
                                             Neil J. Hennessy
                                             Attorney-in-fact
                                             February 27, 2009

                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION OF EXHIBIT
-----------   ------------------------------------------------------------------
(a)(1)        Articles of Incorporation, as supplemented.*

(a)(2)        Articles of Amendment.*

(b)           Bylaws.

(c)           None.

(d)(1)        Investment Advisory Agreement with The Hennessy Management Co.,
              L.P. (now known as Hennessy Advisors, Inc.) relating to the Hennessy Balanced Fund.*

(d)(2)        Investment Advisory Agreement with The Hennessy Management Co.,
              L.P. (now known as Hennessy Advisors, Inc.) relating to the Hennessy Leveraged Dogs Fund (now known as the Hennessy Total
              Return Fund).*

(e)           None.

(f)           None.

(g)           Custodian Agreement with U.S. Bank, N.A.*

(h)(1)        Fund Administration Servicing Agreement with U.S. Bancorp Fund
              Services, LLC.*

(h)(2)        Transfer Agent Agreement with U.S. Bancorp Fund Services, LLC.*

(h)(3)        Fund Accounting Servicing Agreement with Firstar Trust Company
              (predecessor to Firstar Mutual Fund Services, LLC) (now know as
              U.S. Bancorp Fund Services, LLC).*

(h)(4)        Power of Attorney.*

(i)           Opinion of Foley & Lardner LLP.

(j)           Consent of KPMG LLP.

(k)           None.

(l)           Subscription Agreement.*

(m)(1)        Service and Distribution Plan.*

(m)(2)        Distribution Agreement with Quasar Distributors, LLC.*

(n)           None.

(p)           Code of Ethics of The Hennessy Funds, Inc., Hennessy Mutual Funds,
              Inc., Hennessy Funds Trust and Hennessy Advisors, Inc.*


----------
*    Previously filed.